                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number:   811-7556
                                                      ---------------

                        Liberty Variable Investment Trust
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              One Financial Center, Boston, Massachusetts   02111
              ------------------------------------------------------
               (Address of principal executive offices)   (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                    -----------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                    ----------------

Date of fiscal year end:             12/31/05
                              -------------------

Date of reporting period:            06/30/05
                              -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

2005 SEMIANNUAL REPORT

LIBERTY VARIABLE INVESTMENT TRUST -

SHC-44/88320-0705 (08/05) 05/7111


SEMIANNUAL REPORT

JUNE 30, 2005

[GRAPHIC]

LIBERTY VARIABLE INVESTMENT TRUST

PRESIDENT'S MESSAGE
Liberty Variable Investment Trust

Dear Shareholder:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have been integrating various components of our various fund families, including Liberty and SteinRoe, which will result in a single fund family that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products but also to enhance the breadth and availability of our services. Given our ability to now leverage the size and scale of the Columbia Management business, I am pleased that these efforts will also result in substantial cost savings to the funds.

Our goal is to create a more simplified, clearly delineated product line. Through thoughtful project planning and execution, we will initially reduce the number of retail mutual funds from over 140 to fewer than 90. Earlier this year several fund mergers and liquidations were successfully completed. As we work to complete the remaining product and service provider consolidations in the coming months, we remain committed to building a mutual fund business that meets, and hopefully exceeds, your desire for personal financial solutions. We will continue to strive for the highest standards of performance and service excellence. The asset management business is in a time of transformation and we are committed to being progressive and innovative in our approach to the business. We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continuously earned and will remain focused on producing results for you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
President, Columbia Funds

Christopher L. Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Funds President, Nations Funds President and CEO and Galaxy Funds President and is the primary liaison to the Fund Boards of Trustees. Chris joined Bank of America in August 2004.

Columbia Management Advisors, Inc. will combine with Banc of America Capital Management, LLC on or about September 30, 2005. At that time, the newly combined advisor will undergo a name change to Columbia Management Advisors, LLC and will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                                                     Not FDIC  May Lose Value
                                                     Insured   -----------------
                                                               No Bank Guarantee

PERFORMANCE AT A GLANCE
Liberty Variable Investment Trust

                                                                       AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/05 (%)
                                                                              6-MONTH
                                                               INCEPTION    (CUMULATIVE)   1-YEAR    5-YEAR   10-YEAR     LIFE
------------------------------------------------------------------------------------------------------------------------------
LIBERTY VARIABLE INVESTMENT TRUST
Colonial Small Cap Value Fund, Variable Series -- Class A      05/19/98         -0.94       11.30     14.46       --      9.48
Colonial Strategic Income Fund, Variable Series -- Class A     07/05/94          0.40       10.60      8.10     7.36      7.80
Columbia High Yield Fund, Variable Series -- Class A           03/03/98          1.15        7.97      6.41       --      5.85
Columbia International Fund, Variable Series -- Class A        05/02/94         -2.11        8.76     -2.16     3.70      2.39
Liberty Growth & Income Fund, Variable Series -- Class A       07/05/94          0.63        9.82      2.29    10.12     11.28
Liberty S&P 500 Index Fund, Variable Series -- Class A         05/30/00         -0.96        5.78     -2.70       --     -2.05
Liberty Select Value Fund, Variable Series -- Class A          05/30/00          3.62       11.06      9.26       --      9.24

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

TABLE OF CONTENTS
Liberty Variable Investment Trust

PORTFOLIO MANAGERS' DISCUSSIONS
   Colonial Small Cap Value Fund, Variable Series                              2
   Colonial Strategic Income Fund, Variable Series                            17
   Columbia High Yield Fund, Variable Series                                  39
   Columbia International Fund, Variable Series                               56
   Liberty Growth & Income Fund, Variable Series                              72
   Liberty S&P 500 Index Fund, Variable Series                                86
   Liberty Select Value Fund, Variable Series                                104


FINANCIAL STATEMENTS
   Colonial Small Cap Value Fund, Variable Series                              5
   Colonial Strategic Income Fund, Variable Series                            20
   Columbia High Yield Fund, Variable Series                                  42
   Columbia International Fund, Variable Series                               59
   Liberty Growth & Income Fund, Variable Series                              75
   Liberty S&P 500 Index Fund, Variable Series                                89
   Liberty Select Value Fund, Variable Series                                107

                Must be preceded or accompanied by a prospectus.
                    Columbia Funds Distributor, Inc. 05/2005


FUNDS ARE DISTRIBUTED BY COLUMBIA FUNDS DISTRIBUTOR, INC. UNTIL ON OR ABOUT AUGUST 22, 2005, WHEN BACAP DISTRIBUTORS, LLC AND COLUMBIA FUNDS DISTRIBUTOR, INC., MEMBERS NASD, SIPC, WILL MERGE TO FORM COLUMBIA MANAGEMENT DISTRIBUTORS, INC. COLUMBIA FUNDS AND NATIONS FUNDS WILL THEN BE DISTRIBUTED BY COLUMBIA MANAGEMENT DISTRIBUTORS, INC., WHICH WILL BE PART OF COLUMBIA MANAGEMENT AND AN AFFILIATE OF BANK OF AMERICA CORPORATION. COLUMBIA MANAGEMENT IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. COLUMBIA MANAGEMENT ENTITIES FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

LIBERTY VARIABLE INVESTMENT TRUST

PORTFOLIO MANAGER'S DISCUSSION
Colonial Small Cap Value Fund, Variable Series / June 30, 2005

Colonial Small Cap Value Fund, Variable Series seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

Stephen D. Barbaro has managed the fund since June 2002.

Small-cap stocks made little headway during the first half of 2005. Within the sector, value stocks modestly outpaced growth stocks. The fund fell slightly short of both the S&P Small Cap 600/ Barra Value Index and Russell 2000 Value Index ("Russell")(1). It also trailed the average return of the Lipper Small-Cap Value Funds Category(2).

   We continued to focus on companies with strong competitive and financial positions, good earnings growth prospects and reasonable valuations. However, the fund lost some ground relative to the Russell because the fund did not own highly leveraged companies. These companies were among the period's best performers, as investors rewarded companies that stretched for incremental returns by adding debt to their balance sheets. In addition, the fund owned more stocks than the index at the smaller end of the small-cap universe, a market capitalization range from $100 million to $2 billion. Relatively larger-cap stocks within the index outperformed small-cap stocks as the valuation gap between them narrowed.

ENERGY AND UTILITIES DELIVERED MIXED RESULTS

Although the market was flat, energy and utilities stocks posted strong gains. The fund's energy stocks were up nicely, even though they did not keep pace with the sector's return in the index. Leveraged refiners were among the index's best performers along with more expensive exploration and production stocks. We missed out on these gains because neither industry met the standards of our strategy. In utilities, where the fund had a below-average stake, the fund's returns were positive but also lagged the sector return for the index. The fund underperformed in this sector because we avoided owning the lower quality, alternative energy companies that led the sector. However, we continue to believe that it is prudent to focus on higher quality companies.

WEAK RETURNS FROM INDUSTRIALS

Although the industrials sector's overall return was flat for the period, the fund's industrial stocks declined modestly. The fund did not keep pace as it did not own the highly leveraged, lower quality industrial companies that led the sector. A few smaller-cap industrial stocks in the portfolio also suffered steep downturns, the result of moderately disappointing earnings. Financials, which was the fund's largest sector weight, were also flat. The fund had investments in banks, insurers and specialty finance companies, as well as a small stake in real estate investments trusts. The fund's technology stocks declined during the period, which was in line with the sector's return in the index.

POSITIVE STOCK SELECTION IN MATERIALS AND CONSUMER DISCRETIONARY

The fund's materials stocks declined, but far less than those in the Russell. The fund emphasized coal, titanium, and building materials stocks, all of which benefited from strong global demand and improved pricing. We reduced the fund's stake in steel stocks--a fortunate move, because steel commodity prices softened during the period. In the consumer discretionary sector, the fund generated positive returns that beat the sector average. Specialty retailers did especially well, including one company that was bought out at a substantial premium and another that purchased a major competitor. The fund also owned a tire retailer and building materials retailer that benefited from attractive valuations and good earnings.

MORE NEUTRAL POSITIONING

To prepare for more moderate economic growth, we pared back on economically sensitive sectors, including industrials and materials. In their place, we added to our stakes in consumer staples and health care. We thought stocks in these sectors offered relatively attractive valuations along with more predictable earnings outlooks. In the spring, we also brought the fund's median market cap in line with the index's, believing that smaller-cap stocks no longer offer much of an advantage over larger size small-cap stocks. Going forward, we plan to maintain our focus on companies with strong balance sheets, which we believe have the potential to be long-term winners.

   Stephen D. Barbaro has managed the Colonial Small Cap Value Fund, Variable Series since June 2002 and has been with advisor or its predecessors since 1976.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall or may not approach the value the advisor has placed on it.

(1) The S&P Small Cap 600/Barra Value Index is an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the S&P Small Cap 600 Index. The Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

PERFORMANCE INFORMATION
Colonial Small Cap Value Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                         (CUMULATIVE)
                            6-MONTH    1-YEAR  5-YEAR   LIFE
------------------------------------------------------------
Class A (05/19/98)              -0.94   11.30   14.46   9.48
Russell 2000 Value
  Index(1)                       0.90   14.39   16.12   9.60
S&P Small Cap 600/
  Barra Value Index(2)           1.63   14.17   14.38   9.25

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)                12/31/04    06/30/05
-----------------------------------------------------------------
Class A                                        16.94       16.78

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 05/19/98 - 06/30/05

                     CLASS A SHARES  RUSSELL 2000 VALUE INDEX  S&P SMALL CAP 600/BARRA VALUE INDEX
 5/19/1998               $   10,000               $    10,000
 5/31/1998               $   10,020               $     9,794                   $           10,000
 6/30/1998               $   10,050               $     9,739                   $            9,995
 7/31/1998               $    9,120               $     8,977                   $            9,070
 8/31/1998               $    7,201               $     7,571                   $            7,434
 9/30/1998               $    7,461               $     7,999                   $            7,829
10/31/1998               $    7,881               $     8,236                   $            8,171
11/30/1998               $    8,401               $     8,459                   $            8,520
12/31/1998               $    8,675               $     8,725                   $            8,855
 1/31/1999               $    8,464               $     8,527                   $            8,753
 2/28/1999               $    7,626               $     7,945                   $            8,040
 3/31/1999               $    7,525               $     7,879                   $            8,009
 4/30/1999               $    8,030               $     8,599                   $            8,707
 5/31/1999               $    8,354               $     8,863                   $            9,055
 6/30/1999               $    8,788               $     9,184                   $            9,604
 7/31/1999               $    8,778               $     8,966                   $            9,454
 8/31/1999               $    8,324               $     8,638                   $            9,057
 9/30/1999               $    8,273               $     8,465                   $            8,891
10/31/1999               $    8,313               $     8,296                   $            8,685
11/30/1999               $    8,545               $     8,339                   $            8,879
12/31/1999               $    9,226               $     8,595                   $            9,123
 1/31/2000               $    8,640               $     8,370                   $            8,656
 2/29/2000               $    9,216               $     8,881                   $            9,047
 3/31/2000               $    9,358               $     8,923                   $            9,381
 4/30/2000               $    9,459               $     8,975                   $            9,446
 5/31/2000               $    9,317               $     8,838                   $            9,292
 6/30/2000               $    9,702               $     9,096                   $            9,559
 7/31/2000               $    9,793               $     9,399                   $            9,747
 8/31/2000               $   10,582               $     9,819                   $           10,317
 9/30/2000               $   10,582               $     9,763                   $           10,296
10/31/2000               $   10,633               $     9,728                   $           10,346
11/30/2000               $    9,874               $     9,530                   $            9,662
12/31/2000               $   10,969               $    10,553                   $           11,026
 1/31/2001               $   11,071               $    10,844                   $           11,899
 2/28/2001               $   10,744               $    10,829                   $           11,397
 3/31/2001               $   10,570               $    10,656                   $           10,923
 4/30/2001               $   11,358               $    11,149                   $           11,581
 5/31/2001               $   11,695               $    11,436                   $           11,877
 6/30/2001               $   11,777               $    11,896                   $           12,332
 7/31/2001               $   11,849               $    11,629                   $           12,216
 8/31/2001               $   11,614               $    11,588                   $           12,019
 9/30/2001               $   10,226               $    10,309                   $           10,298
10/31/2001               $   10,462               $    10,578                   $           10,769
11/30/2001               $   11,167               $    11,339                   $           11,630
12/31/2001               $   11,990               $    12,033                   $           12,470
 1/31/2002               $   12,083               $    12,193                   $           12,703
 2/28/2002               $   12,321               $    12,267                   $           12,648
 3/31/2002               $   13,182               $    13,185                   $           13,747
 4/30/2002               $   13,421               $    13,649                   $           14,310
 5/31/2002               $   13,006               $    13,197                   $           13,767
 6/30/2002               $   12,591               $    12,905                   $           13,152
 7/31/2002               $   11,056               $    10,988                   $           11,013
 8/31/2002               $   11,305               $    10,939                   $           10,999
 9/30/2002               $   10,531               $    10,158                   $           10,190
10/31/2002               $   10,749               $    10,311                   $           10,394
11/30/2002               $   11,581               $    11,133                   $           10,956
12/31/2002               $   11,255               $    10,658                   $           10,665
 1/31/2003               $   10,912               $    10,357                   $           10,225
 2/28/2003               $   10,353               $    10,009                   $            9,847
 3/31/2003               $   10,385               $    10,116                   $            9,816
 4/30/2003               $   11,202               $    11,078                   $           10,704
 5/31/2003               $   12,126               $    12,209                   $           11,702
 6/30/2003               $   12,384               $    12,415                   $           12,050
 7/31/2003               $   13,039               $    13,034                   $           12,639
 8/31/2003               $   13,630               $    13,530                   $           13,247
 9/30/2003               $   13,509               $    13,374                   $           12,812
10/31/2003               $   14,598               $    14,464                   $           13,954
11/30/2003               $   15,174               $    15,020                   $           14,530
12/31/2003               $   15,681               $    15,563                   $           14,937
 1/31/2004               $   16,242               $    16,102                   $           15,294
 2/29/2004               $   16,507               $    16,414                   $           15,656
 3/31/2004               $   16,837               $    16,641                   $           15,930
 4/30/2004               $   16,144               $    15,780                   $           15,344
 5/31/2004               $   16,242               $    15,971                   $           15,536
 6/30/2004               $   17,124               $    16,783                   $           16,387
 7/31/2004               $   16,331               $    16,011                   $           15,609
 8/31/2004               $   16,266               $    16,167                   $           15,659
 9/30/2004               $   16,921               $    16,808                   $           16,431
10/31/2004               $   17,165               $    17,068                   $           16,572
11/30/2004               $   18,729               $    18,582                   $           18,080
12/31/2004               $   19,242               $    19,026                   $           18,409
 1/31/2005               $   18,572               $    18,290                   $           17,765
 2/28/2005               $   18,992               $    18,654                   $           18,314
 3/31/2005               $   18,675               $    18,270                   $           17,970
 4/30/2005               $   17,573               $    17,327                   $           16,983
 5/31/2005               $   18,301               $    18,384                   $           18,002
 6/30/2005               $   19,053               $    19,201                   $           18,714

The graph compares the results of a hypothetical $10,000 investment in the fund with the indexes. The Indexes are unmanaged and returns for the indexes and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. Beginning in 2004, the Fund's benchmark was changed to the Russell 2000 Value Index, an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P Small Cap 600/Barra Value Index is an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the S&P Small Cap 600 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(1)  Index performance for the life of the fund is from May 19, 1998.
(2)  Index performance for the life of the fund is from May 31, 1998.

UNDERSTANDING YOUR EXPENSES
Colonial Small Cap Value Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                              ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE        EXPENSES PAID          FUND'S ANNUALIZED
01/01/05 - 06/30/05         BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)      EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------------------
                             ACTUAL        HYPOTHETICAL     ACTUAL   HYPOTHETICAL     ACTUAL  HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------------
Class A                    1,000.00            1,000.00     990.58   1,020.33         4.44        4.51                0.90

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Colonial Small Cap Value Fund, Variable Series / June 30, 2005 (Unaudited)

                                                     SHARES          VALUE
                                                --------------   --------------
COMMON STOCKS--99.1%
CONSUMER DISCRETIONARY--13.8%
AUTO COMPONENTS--0.9%
BorgWarner, Inc.                                        37,700   $    2,023,359
Modine Manufacturing Co.                                28,450          926,332
                                                                 --------------
                                                                      2,949,691
                                                                 --------------
DISTRIBUTORS--0.8%
Building Material Holding Corp.                         37,600        2,605,304
                                                                 --------------
HOTELS, RESTAURANTS & LEISURE--3.5%
Bob Evans Farms, Inc.                                   35,590          829,959
Dave & Buster's, Inc. (a)                               76,400        1,408,816
Landry's Restaurants, Inc.                              62,750        1,888,148
Lone Star Steakhouse & Saloon,
   Inc.                                                 83,950        2,552,919
Marcus Corp.                                            78,700        1,670,014
Scientific Games Corp.,
   Class A (a)                                         114,000        3,070,020
Vail Resorts, Inc. (a)                                  24,900          699,690
                                                                 --------------
                                                                     12,119,566
                                                                 --------------
HOUSEHOLD DURABLES--1.7%
American Greetings Corp.,
   Class A                                             136,200        3,609,300
CSS Industries, Inc.                                    39,100        1,323,144
Kimball International, Inc.,
   Class B                                              84,200        1,111,440
                                                                 --------------
                                                                      6,043,884
                                                                 --------------
MEDIA--2.3%
4Kids Entertainment, Inc. (a)                           74,500        1,481,060
Journal Communications, Inc.,
   Class A                                              68,670        1,153,656
Liberty Corp.                                           35,800        1,317,798
Media General, Inc., Class A                            21,600        1,398,816
Reader's Digest Association, Inc.                       52,000          858,000
Scholastic Corp. (a)                                    45,800        1,765,590
                                                                 --------------
                                                                      7,974,920
                                                                 --------------
SPECIALTY RETAIL--2.5%
GameStop Corp., Class A (a)                             90,700        2,966,797
Monro Muffler, Inc. (a)                                 82,475        2,433,837
Movie Gallery, Inc.                                     57,200        1,511,796
Pier 1 Imports, Inc.                                    61,700          875,523
Rent-A-Center, Inc. (a)                                 11,771          274,147
TBC Corp. (a)                                           23,450          636,198
Zale Corp. (a)                                           3,716          117,760
                                                                 --------------
                                                                      8,816,058
                                                                 --------------
TEXTILES, APPAREL & LUXURY GOODS--2.1%
Delta Apparel, Inc.                                     47,100          609,003
Hampshire Group Ltd. (a)                                87,600        1,717,836
Kellwood Co.                                            56,350        1,515,815
Russell Corp.                                           61,700        1,261,765
Stride Rite Corp.                                       77,600        1,070,104
Tandy Brands Accessories, Inc.                           3,967           43,240
Wolverine World Wide, Inc.                              45,880        1,101,579
                                                                 --------------
                                                                      7,319,342
                                                                 --------------
CONSUMER STAPLES--3.7%
FOOD & STAPLES RETAILING--1.4%
BJ's Wholesale Club, Inc. (a)                           33,900   $    1,101,411
Performance Food Group Co. (a)                          30,600          924,426
Weis Markets, Inc.                                      75,530        2,929,809
                                                                 --------------
                                                                      4,955,646
                                                                 --------------
FOOD PRODUCTS--2.3%
Central Garden & Pet Co. (a)                            18,100          889,072
Corn Products International, Inc.                       94,060        2,234,866
Flowers Foods, Inc.                                     56,307        1,991,015
J&J Snack Foods Corp.                                   20,874        1,092,754
Lancaster Colony Corp.                                  13,866          595,129
Lance, Inc.                                             61,100        1,051,531
                                                                 --------------
                                                                      7,854,367
                                                                 --------------

ENERGY--6.4%
ENERGY EQUIPMENT & SERVICES--1.5%
Gulf Island Fabrication, Inc.                              795           15,805
Lufkin Industries, Inc.                                100,900        3,630,382
Universal Compression
   Holdings, Inc. (a)                                   44,150        1,599,996
                                                                 --------------
                                                                      5,246,183
                                                                 --------------
OIL, GAS & CONSUMABLE FUELS--4.9%
Bill Barrett Corp. (a)                                  14,807          437,991
Bois d'Arc Energy, Inc. (a)                             52,087          768,283
Cimarex Energy Co. (a)                                  65,091        2,532,691
Energy Partners Ltd. (a)                                74,400        1,950,024
Harvest Natural Resources,
   Inc. (a)                                            109,250        1,194,102
Houston Exploration Co. (a)                             22,560        1,196,808
InterOil Corp. (a)                                      31,800          864,324
Peabody Energy Corp.                                    32,920        1,713,157
Range Resources Corp.                                   77,100        2,073,990
Stone Energy Corp. (a)                                  43,800        2,141,820
Western Gas Resources, Inc.                             63,600        2,219,640
                                                                 --------------
                                                                     17,092,830
                                                                 --------------

FINANCIALS--26.9%
CAPITAL MARKETS--0.3%
Piper Jaffray Companies,
   Inc. (a)                                             36,320        1,105,218
                                                                 --------------
COMMERCIAL BANKS--11.7%
BancFirst Corp.                                         10,199          887,211
BancorpSouth, Inc.                                      75,770        1,788,172
BancTrust Financial Group, Inc.                         39,800          777,294
Bank of Granite Corp.                                   56,100        1,073,754
Bryn Mawr Bank Corp.                                    62,797        1,200,051
Capitol Bancorp Ltd.                                    59,400        1,996,434
Chemical Financial Corp.                                58,415        1,934,121
Chittenden Corp.                                        79,475        2,161,720
Citizens Banking Corp.                                  32,720          988,798
City Holding Co.                                        21,060          769,111
Columbia Banking System, Inc.                           44,100        1,085,742
Community Trust Bancorp, Inc.                           37,742        1,234,918

                 See Accompanying Notes to Financial Statements.

                                                     SHARES          VALUE
                                                --------------   --------------
Corus Bankshares, Inc.                                  52,200   $    2,896,578
First Citizens BancShares, Inc.,
   Class A                                               8,500        1,228,675
First Financial Bankshares, Inc.                        37,700        1,275,768
First Financial Corp.                                   40,200        1,154,946
Greater Bay Bancorp                                     57,440        1,514,693
Hancock Holding Co.                                     29,459        1,013,390
ITLA Capital Corp. (a)                                  27,500        1,482,250
MASSBANK Corp.                                          11,400          395,010
Merchants Bancshares, Inc.                              45,400        1,191,205
Mid-State Bancshares                                    80,050        2,222,988
Northrim BanCorp, Inc.                                  41,500          974,420
Sterling Bancshares, Inc.                              134,300        2,089,708
TriCo Bancshares                                        97,014        2,167,293
TrustCo Bank Corp.                                     101,130        1,320,758
UMB Financial Corp.                                     36,200        2,064,486
Whitney Holding Corp.                                   60,600        1,977,378
                                                                 --------------
                                                                     40,866,872
                                                                 --------------
CONSUMER FINANCE--0.6%
Cash America International, Inc.                       104,140        2,095,297
                                                                 --------------
DIVERSIFIED FINANCIAL SERVICES--1.9%
Advance America Cash
   Advance Centers, Inc.                                98,900        1,582,400
Metris Companies, Inc. (a)                             170,300        2,462,538
MFC Bancorp Ltd. (a)                                   137,600        2,563,488
                                                                 --------------
                                                                      6,608,426
                                                                 --------------
INSURANCE--6.0%
AmerUs Group Co.                                        30,600        1,470,330
Argonaut Group, Inc. (a)                                16,504          381,077
Baldwin & Lyons, Inc., Class B                          47,320        1,140,412
CNA Surety Corp. (a)                                    88,400        1,312,740
Commerce Group, Inc.                                    15,900          987,549
Delphi Financial Group, Inc.,
   Class A                                              50,586        2,233,372
Harleysville Group, Inc.                                68,700        1,435,143
Horace Mann Educators Corp.                             67,400        1,268,468
Navigators Group, Inc. (a)                              61,577        2,128,717
Phoenix Companies, Inc.                                142,350        1,693,965
ProCentury Corp.                                       104,100        1,044,123
Quanta Capital Holdings Ltd. (a)                       146,290          911,387
RLI Corp.                                               37,207        1,659,432
UICI                                                    59,650        1,775,780
United America Indemnity Ltd.,
   Class A (a)                                          77,700        1,335,663
                                                                 --------------
                                                                     20,778,158
                                                                 --------------
REAL ESTATE--6.4%
Alexandria Real Estate Equities,
   Inc., REIT                                           21,340        1,567,423
BioMed Realty Trust, Inc.,
   REIT                                                 46,550        1,110,218
Brandywine Realty Trust,
   REIT                                                 55,160        1,690,654
Cousins Properties, Inc.,
   REIT                                                 44,620        1,319,860
EastGroup Properties, Inc.,
   REIT                                                 51,750        2,179,192
Equity One, Inc., REIT                                  67,000   $    1,520,900
Getty Realty Corp., REIT                                54,160        1,500,232
Mid-America Apartment
   Communities, Inc., REIT                              57,060        2,591,665
Nationwide Health Properties,
   Inc., REIT                                           88,650        2,093,026
PS Business Parks, Inc., REIT                           58,900        2,618,105
Tanger Factory Outlet Centers,
   Inc., REIT                                           61,800        1,664,274
Universal Health Realty Income
   Trust, REIT                                          30,000        1,143,300
Urstadt Biddle Properties, Inc.,
   Class A, REIT                                        65,500        1,134,460
                                                                 --------------
                                                                     22,133,309
                                                                 --------------

HEALTH CARE--9.5%
HEALTH CARE EQUIPMENT & SUPPLIES--3.2%
Bio-Rad Laboratories, Inc.,
   Class A (a)                                          19,148        1,133,753
Greatbatch, Inc. (a)                                    60,500        1,445,950
Haemonetics Corp. (a)                                   38,570        1,567,485
Invacare Corp.                                          38,300        1,698,988
STERIS Corp.                                            77,100        1,986,867
Sybron Dental Specialties,
   Inc. (a)                                             43,620        1,640,984
Varian, Inc. (a)                                        22,610          854,432
Viasys Healthcare, Inc. (a)                             36,700          829,053
                                                                 --------------
                                                                     11,157,512
                                                                 --------------
HEALTH CARE PROVIDERS & SERVICES--5.9%
Cross Country Healthcare,
   Inc. (a)                                             64,600        1,098,200
Genesis HealthCare Corp. (a)                            50,300        2,327,884
Gentiva Health Services, Inc. (a)                       88,600        1,582,396
Hooper Holmes, Inc.                                    168,500          699,275
Kindred Healthcare, Inc. (a)                            90,600        3,588,666
OCA, Inc. (a)                                          132,500          249,100
Owens & Minor, Inc.                                     45,500        1,471,925
PAREXEL International
   Corp. (a)                                            83,000        1,647,550
Pediatrix Medical Group,
   Inc. (a)                                             41,600        3,059,264
RehabCare Group, Inc. (a)                               39,400        1,053,162
Res-Care, Inc. (a)                                      45,900          622,404
Symbion, Inc. (a)                                       57,900        1,380,915
United Surgical Partners
   International, Inc. (a)                              30,300        1,578,024
                                                                 --------------
                                                                     20,358,765
                                                                 --------------
PHARMACEUTICALS--0.4%
Perrigo Co.                                             97,800        1,363,332
                                                                 --------------

INDUSTRIALS--15.7%
AEROSPACE & DEFENSE--2.7%
AAR Corp. (a)                                           94,723        1,488,098
Esterline Technologies Corp. (a)                        65,200        2,613,216
Kaman Corp., Class A                                    79,900        1,441,396

                 See Accompanying Notes to Financial Statements.

                                                     SHARES          VALUE
                                                --------------   --------------
Ladish Co., Inc. (a)                                    65,004   $      653,496
Precision Castparts Corp.                               38,700        3,014,730
                                                                 --------------
                                                                      9,210,936
                                                                 --------------
AIR FREIGHT & LOGISTICS--0.3%
Ryder System, Inc.                                      30,300        1,108,980
                                                                 --------------
AIRLINES--0.5%
MAIR Holdings, Inc. (a)                                 45,968          406,357
Skywest, Inc.                                           70,900        1,288,962
                                                                 --------------
                                                                      1,695,319
                                                                 --------------
BUILDING PRODUCTS--0.5%
NCI Building Systems, Inc. (a)                          51,700        1,695,760
                                                                 --------------
COMMERCIAL SERVICES & SUPPLIES--4.4%

ABM Industries, Inc.                                    70,600        1,376,700
Angelica Corp.                                          36,800          901,968
Casella Waste Systems, Inc.,
   Class A (a)                                         148,400        1,780,800
Century Business Services,
   Inc. (a)                                             89,474          362,370
Consolidated Graphics, Inc. (a)                         66,350        2,705,089
Healthcare Services Group, Inc.                        127,250        2,555,180
Imagistics International, Inc. (a)                      73,450        2,056,600
NCO Group, Inc. (a)                                     45,300          979,839
Sourcecorp, Inc. (a)                                    45,200          895,864
TeleTech Holdings, Inc. (a)                            110,000          896,500
United Stationers, Inc. (a)                             15,310          751,721
                                                                 --------------
                                                                     15,262,631
                                                                 --------------
CONSTRUCTION & ENGINEERING--1.3%
Comfort Systems USA, Inc. (a)                            2,684           17,661
Dycom Industries, Inc. (a)                              66,200        1,311,422
EMCOR Group, Inc. (a)                                   22,100        1,080,690
Washington Group International,
   Inc. (a)                                             42,400        2,167,488
                                                                 --------------
                                                                      4,577,261
                                                                 --------------
ELECTRICAL EQUIPMENT--1.3%
Genlyte Group, Inc. (a)                                 50,600        2,466,244
Woodward Governor Co.                                   24,900        2,092,347
                                                                 --------------
                                                                      4,558,591
                                                                 --------------
MACHINERY--2.3%
Briggs & Stratton Corp.                                 47,300        1,637,526
EnPro Industries, Inc. (a)                              71,400        2,061,318
Harsco Corp.                                            50,900        2,776,595
Kadant, Inc. (a)                                        30,133          660,817
Robbins & Myers, Inc.                                   36,733          790,127
                                                                 --------------
                                                                      7,926,383
                                                                 --------------
ROAD & RAIL--0.9%
Dollar Thrifty Automotive
   Group, Inc. (a)                                      44,900        1,705,302
Werner Enterprises, Inc.                                75,300        1,478,892
                                                                 --------------
                                                                      3,184,194
                                                                 --------------
TRADING COMPANIES & DISTRIBUTORS--1.5%
Hughes Supply, Inc.                                     70,422        1,978,858
Watsco, Inc.                                            78,350        3,337,710
                                                                 --------------
                                                                      5,316,568
                                                                 --------------

INFORMATION TECHNOLOGY--11.3%
COMMUNICATIONS EQUIPMENT--1.1%
Anaren, Inc. (a)                                        90,200   $    1,186,130
Belden CDT, Inc.                                        43,200          915,840
Black Box Corp.                                         27,300          966,420
Tollgrade Communications,
   Inc. (a)                                             71,850          538,875
                                                                 --------------
                                                                      3,607,265
                                                                 --------------
COMPUTERS & PERIPHERALS--0.8%
Electronics for Imaging, Inc. (a)                       23,300          490,232
Imation Corp.                                           35,400        1,373,166
Intergraph Corp. (a)                                    26,466          912,018
                                                                 --------------
                                                                      2,775,416
                                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.6%
Agilysys, Inc.                                          55,450          870,565
Anixter International, Inc. (a)                         27,650        1,027,750
Benchmark Electronics, Inc. (a)                         48,450        1,473,849
Brightpoint, Inc. (a)                                  104,000        2,307,760
MTS Systems Corp.                                       50,050        1,680,679
Vishay Intertechnology, Inc. (a)                       149,900        1,779,313
                                                                 --------------
                                                                      9,139,916
                                                                 --------------
INTERNET SOFTWARE & SERVICES--0.5%
Digitas, Inc. (a)                                       56,890          649,115
Keynote Systems, Inc. (a)                               86,800        1,012,956
                                                                 --------------
                                                                      1,662,071
                                                                 --------------
IT SERVICES--1.4%
Acxiom Corp.                                            66,400        1,386,432
MAXIMUS, Inc.                                           30,320        1,069,993
MPS Group, Inc. (a)                                    247,000        2,326,740
                                                                 --------------
                                                                      4,783,165
                                                                 --------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--1.9%
ATMI, Inc. (a)                                          30,600          887,706
Exar Corp. (a)                                          85,300        1,270,117
Fairchild Semiconductor Corp.,
   Class A (a)                                          45,230          667,143
Integrated Device Technology,
   Inc. (a)                                             39,160          420,970
MEMC Electronic Materials,
   Inc. (a)                                            106,960        1,686,759
Standard Microsystems Corp. (a)                         76,000        1,776,880
                                                                 --------------
                                                                      6,709,575
                                                                 --------------
SOFTWARE--3.0%
Captaris, Inc. (a)                                     175,100          724,914
Internet Security Systems,
   Inc. (a)                                             64,500        1,308,705
Lawson Software, Inc. (a)                               85,900          442,385
MSC.Software Corp. (a)                                 111,700        1,535,875
PLATO Learning, Inc. (a)                               107,062          790,118
SeaChange International, Inc. (a)                       35,100          246,402
Sybase, Inc. (a)                                        71,700        1,315,695
Take-Two Interactive Software,
   Inc. (a)                                             45,550        1,159,247
THQ, Inc. (a)                                           30,300          886,881

                 See Accompanying Notes to Financial Statements.

                                                     SHARES          VALUE
                                                --------------   --------------
Transaction Systems Architects, Inc.,
   Class A (a)                                          83,400   $    2,054,142
                                                                 --------------
                                                                     10,464,364
                                                                 --------------
MATERIALS--7.2%
CHEMICALS--2.5%
Cytec Industries, Inc.                                  39,800        1,584,040
H.B. Fuller Co.                                         58,900        2,006,134
Minerals Technologies, Inc.                             30,100        1,854,160
Schulman (A.), Inc.                                     79,150        1,415,993
Sensient Technologies Corp.                             51,100        1,053,171
Stepan Co.                                              42,700          943,670
                                                                 --------------
                                                                      8,857,168
                                                                 --------------
CONSTRUCTION MATERIALS--0.9%
Eagle Materials, Inc.                                   32,700        3,027,693
                                                                 --------------
CONTAINERS & PACKAGING--1.3%
AptarGroup, Inc.                                        29,800        1,513,840
Greif, Inc., Class A                                    49,350        3,015,285
                                                                 --------------
                                                                      4,529,125
                                                                 --------------
METALS & MINING--1.8%
Alpha Natural Resources,
   Inc. (a)                                             56,240        1,343,011
AMCOL International Corp.                               46,400          871,856
Carpenter Technology Corp.                              17,700          916,860
Metal Management, Inc.                                  49,200          952,020
RTI International Metals,
   Inc. (a)                                             44,430        1,395,547
Worthington Industries, Inc.                            45,430          717,794
                                                                 --------------
                                                                      6,197,088
                                                                 --------------
PAPER & FOREST PRODUCTS--0.7%
Mercer International, Inc. (a)                         152,500        1,111,725
P.H. Glatfelter Co.                                    107,100        1,328,040
                                                                 --------------
                                                                      2,439,765
                                                                 --------------

TELECOMMUNICATION SERVICES--0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
North Pittsburgh Systems, Inc.                          53,100        1,038,636
                                                                 --------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
Price Communications Corp. (a)                          68,075        1,177,698
                                                                 --------------

UTILITIES--4.0%
ELECTRIC UTILITIES--3.3%
ALLETE, Inc.                                            30,600        1,526,940
Central Vermont Public Service
   Corp.                                                74,600        1,380,100
CH Energy Group, Inc.                                   50,300        2,446,089
El Paso Electric Co. (a)                                84,400        1,725,980
Maine & Maritimes Corp.                                 16,900          414,050
MGE Energy, Inc.                                        29,400        1,069,572
Otter Tail Corp.                                        42,800        1,169,724
Puget Energy, Inc.                                      72,800        1,702,064
                                                                 --------------
                                                                     11,434,519
                                                                 --------------
GAS UTILITIES--0.7%
Cascade Natural Gas Corp.                               32,100   $      658,050
Northwest Natural Gas Co.                               24,300          929,232
WGL Holdings, Inc.                                      25,800          867,912
                                                                 --------------
                                                                      2,455,194
                                                                 --------------
TOTAL COMMON STOCKS
   (cost of $305,415,474)                                           344,279,961
                                                                 --------------

                                                     PAR
                                                --------------
SHORT-TERM OBLIGATION--0.6%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 06/30/05, due 07/01/05
   at 2.700%, collateralized by a
   U.S. Treasury Note maturing
   11/15/12, market value of
   $2,245,913 (repurchase
   proceeds $2,198,165)                         $    2,198,000        2,198,000
                                                                 --------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $2,198,000)                                               2,198,000
                                                                 --------------
TOTAL INVESTMENTS--99.7%
   (cost of $307,613,474) (b)                                       346,477,961
                                                                 --------------
OTHER ASSETS & LIABILITIES, NET--0.3%                                 1,139,960
                                                                 --------------
NET ASSETS--100.0%                                               $  347,617,921
                                                                 ==============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $307,613,474.

At June 30, 2005, the Fund held investments in the following sectors:

SECTOR                                      % OF NET ASSETS
------                                      ---------------
Financials                                        26.9%
Industrials                                       15.7
Consumer Discretionary                            13.8
Information Technology                            11.3
Health Care                                        9.5
Materials                                          7.2
Energy                                             6.4
Utilities                                          4.0
Consumer Staples                                   3.7
Telecommunication Services                         0.6
Short-Term Obligation                              0.6
Other Assets & Liabilities, Net                    0.3
                                                 -----
                                                 100.0%
                                                 =====

            ACRONYM                NAME
            -------                ----
             REIT      Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Colonial Small Cap Value Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at cost                                                     $   307,613,474
                                                                         ---------------
Investments, at value                                                    $   346,477,961
Cash                                                                                 497
Receivable for:
   Investments sold                                                            1,283,697
   Fund shares sold                                                            1,163,393
   Interest                                                                          165
   Dividends                                                                     324,061
Expense reimbursement due from Distributor                                        12,085
Deferred Trustees' compensation plan                                               6,163
                                                                         ---------------
     TOTAL ASSETS                                                            349,268,022
                                                                         ---------------
LIABILITIES:
Payable for:
   Investments purchased                                                       1,254,416
   Fund shares repurchased                                                        56,157
   Investment advisory fee                                                       221,203
   Transfer agent fee                                                                595
   Pricing and bookkeeping fees                                                    7,602
   Trustees' fees                                                                    646
   Custody fee                                                                    13,714
   Distribution fee--Class B                                                      66,432
Deferred Trustees' fees                                                            6,163
Other liabilities                                                                 23,173
                                                                         ---------------
     TOTAL LIABILITIES                                                         1,650,101
                                                                         ---------------
NET ASSETS                                                               $   347,617,921
                                                                         ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $   306,560,463
Undistributed net investment income                                              853,661
Accumulated net realized gain                                                  1,339,310
Net unrealized appreciation on investments                                    38,864,487
                                                                         ---------------
NET ASSETS                                                               $   347,617,921
                                                                         ===============
CLASS A:
Net assets                                                               $    13,281,033
Shares outstanding                                                               791,581
                                                                         ===============
Net asset value per share                                                $         16.78
                                                                         ===============

CLASS B:
Net assets                                                               $   334,336,888
Shares outstanding                                                            19,966,627
                                                                         ===============
Net asset value per share                                                $         16.74
                                                                         ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial Small Cap Value Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                $     2,671,660
Interest                                                                          48,784
                                                                         ---------------
   Total Investment Income                                                     2,720,444
                                                                         ---------------
EXPENSES:
Investment advisory fee                                                        1,227,630
Distribution fee--Class B                                                        367,143
Transfer agent fee                                                                 3,719
Pricing and bookkeeping fees                                                      43,083
Trustees' fees                                                                     6,091
Custody fee                                                                       55,135
Non-recurring costs (See Note 6)                                                   3,699
Other expenses                                                                    44,582
                                                                         ---------------
   Total Expenses                                                              1,751,082
Fees reimbursed by Distributor--Class B                                          (72,476)
Non-recurring costs assumed by Investment Advisor (See Note 6)                    (3,699)
Custody earnings credit                                                              (93)
                                                                         ---------------
   Net Expenses                                                                1,674,814
                                                                         ---------------
Net Investment Income                                                          1,045,630
                                                                         ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                 599,519
Net change in unrealized appreciation (depreciation) on investments           (2,575,850)
                                                                         ---------------
Net Loss                                                                      (1,976,331)
                                                                         ---------------
Net Decrease in Net Assets from Operations                               $      (930,701)
                                                                         ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial Small Cap Value Fund, Variable Series

                                                                                     (UNAUDITED)
                                                                                     SIX MONTHS
                                                                                        ENDED          YEAR ENDED
                                                                                      JUNE 30,        DECEMBER 31,
                                                                                        2005              2004
                                                                                   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                              $    1,045,630    $      717,153
Net realized gain on investments and foreign currency transactions                        599,519         6,089,366
Net change in unrealized appreciation (depreciation) on investments                    (2,575,850)       32,496,427
                                                                                   --------------    --------------
        Net Increase (Decrease) from Operations                                          (930,701)       39,302,946
                                                                                   --------------    --------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                     --           (59,647)
   Class B                                                                                     --          (777,348)
From net realized gains:
   Class A                                                                                     --          (363,580)
   Class B                                                                                     --        (6,319,347)
                                                                                   --------------    --------------
        Total Distributions Declared to Shareholders                                           --        (7,519,922)
                                                                                   --------------    --------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                        1,096,584         3,893,180
   Distributions reinvested                                                                    --           423,227
   Redemptions                                                                         (2,186,327)       (2,651,167)
                                                                                   --------------    --------------
        Net Increase (Decrease)                                                        (1,089,743)        1,665,240
                                                                                   --------------    --------------
Class B:
   Subscriptions                                                                       78,655,294       175,158,904
   Distributions reinvested                                                                    --         7,096,695
   Redemptions                                                                         (8,061,454)       (6,127,471)
                                                                                   --------------    --------------
        Net Increase                                                                   70,593,840       176,128,128
                                                                                   --------------    --------------
Net Increase from Share Transactions                                                   69,504,097       177,793,368
                                                                                   --------------    --------------
Total Increase in Net Assets                                                           68,573,396       209,576,392

NET ASSETS:
Beginning of period                                                                   279,044,525        69,468,133
                                                                                   --------------    --------------
End of period (including undistributed (overdistributed) net
   investment income of $853,661 and $(191,969), respectively)                     $  347,617,921    $  279,044,525
                                                                                   ==============    ==============

CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           67,033           254,063
   Issued for distributions reinvested                                                         --            25,530
   Redemptions                                                                           (134,741)         (174,777)
                                                                                   --------------    --------------
        Net Increase (Decrease)                                                           (67,708)          104,816
                                                                                   --------------    --------------
Class B:
   Subscriptions                                                                        4,830,958        11,470,781
   Issued for distributions reinvested                                                         --           427,336
   Redemptions                                                                           (492,010)         (399,816)
                                                                                   --------------    --------------
        Net Increase                                                                    4,338,948        11,498,301
                                                                                   --------------    --------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial Small Cap Value Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Colonial Small Cap Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

   The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                            DECEMBER 31,
                                                2004
                                            ------------
Distributions paid from:
     Ordinary income*                       $  5,382,821
     Long-term capital gains                   2,137,101

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation             $  51,199,125
     Unrealized depreciation               (12,334,638)
                                         -------------
       Net unrealized appreciation       $  38,864,487
                                         =============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                              0.80%
$500 million to $1 billion                      0.75%
Over $1 billion                                 0.70%

For the six months ended June 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.80%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.028%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was less than 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $889 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $133,255,838 and $64,402,443, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $3,699 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Colonial Small Cap Value Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                          (UNAUDITED)
                                          SIX MONTHS
                                             ENDED                             YEAR ENDED DECEMBER 31,
                                           JUNE 30,        -------------------------------------------------------------
                                             2005            2004       2003          2002          2001          2000
                                          -----------      --------   --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD      $     16.94      $  14.23   $  10.48      $  11.56      $  10.73      $   9.12
                                          -----------      --------   --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                        0.07          0.09       0.07          0.02          0.02          0.07
Net realized and unrealized gain (loss)
   on investments and foreign currency          (0.23)         3.13       4.03         (0.73)         0.98          1.65
                                          -----------      --------   --------      --------      --------      --------
     Total from Investment Operations           (0.16)         3.22       4.10         (0.71)         1.00          1.72
                                          -----------      --------   --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:

From net investment income                         --         (0.07)     (0.03)        (0.01)        (0.02)        (0.05)
From net realized gains                            --         (0.44)     (0.32)        (0.36)        (0.15)        (0.06)
                                          -----------      --------   --------      --------      --------      --------
     Total Distributions Declared to
       Shareholders                                --         (0.51)     (0.35)        (0.37)        (0.17)        (0.11)
                                          -----------      --------   --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD            $     16.78      $  16.94   $  14.23      $  10.48      $  11.56      $  10.73
                                          ===========      ========   ========      ========      ========      ========
Total return (b)(c)                             (0.94)%(d)    22.70%     39.30%(e)     (6.12)%(e)     9.30%(e)     18.88%(e)
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (f)                                     0.90%(g)      0.97%      1.10%         1.10%         1.10%         1.07%
Net investment income (f)                        0.87%(g)      0.57%      0.59%         0.18%         0.22%         0.76%
Waiver/reimbursement                               --            --       0.11%         0.04%         0.22%         0.82%
Portfolio turnover rate                           21%(d)         30%        55%          125%           56%           54%
Net assets, end of period (000's)          $   13,281      $ 14,557   $ 10,738      $  7,893      $  9,361      $  7,616

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(d)  Not annualized.

(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Colonial Strategic Income Fund, Variable Series / June 30, 2005

Colonial Strategic Income Fund, Variable Series seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

Laura A. Ostrander has managed or co-managed the fund since September 2000. Kevin L. Cronk has co-managed the fund since May 2005. Thomas A. LaPointe has co-managed the fund since May 2005.

The fund posted a slight gain for the first six months of 2005. However, this gain was below the fund's peer group, the Lipper Variable Series General Bond Category(1) average and its benchmark return during the same period. Adverse results from the high-yield and currency markets were responsible for most of the shortfall in performance.

A SHIFT IN HIGH-YIELD PREFERENCE

The high-yield market started the period on a strong note, essentially continuing the positive momentum of 2004. However, this momentum was disrupted in early May by the credit downgrades at Ford Motor and General Motors (0.1% and 0.1% of net assets, respectively). The bonds of both companies were reduced to junk-bond status for the first time in their respective histories, and the high-yield market responded by becoming more risk-averse. This shift in market sentiment hurt the fund, because our high-yield investments emphasized low-quality (CCC) companies while underweighting BB credits. And with high-yield securities as a group underperforming the broader bond market, our 40% commitment to this asset class was a drag on the fund's overall results.

MIXED RESULTS OVERSEAS

The fund's overseas investments are divided into two categories: developed-market bonds (19.3% of net assets) and emerging-market bonds (15.1% of net assets). Although developed-market bonds in their local currencies performed as well or better than comparable US Treasury securities, these gains were eliminated by the weakness in foreign currencies versus the US dollar. Stalled economic growth in Europe and concern over the direction of the political union caused the euro to backtrack after a prolonged period of market leadership.

   The fund experienced better results from its positions in emerging market bonds, which were the single best-performing asset class during the period. Higher commodity prices, steady global growth, and low interest rates produced an environment in which many countries were able to grow their economies and improve their fiscal profiles. The fund's investments in Russia, Panama, Colombia, Mexico, and Brazil all made positive contributions to overall performance.

REPOSITIONING THE PORTFOLIO

Although we didn't make any meaningful shifts to our asset allocations during the period, we reduced the fund's overall currency exposure as the dollar strengthened. In the near term, US interest rates and the trend toward a tighter monetary policy could give support to the dollar, but we are mindful that America's high budget and current account deficits represent a longer-term concern.

   We expect growth in the US to be steady or slightly lower in the second half of the year. All indications are that the Federal Reserve will continue to lift short-term rates gradually as conditions permit. Long-term rates actually declined slightly over the past six months, enabling the fund's holdings in US government bonds to contribute positively to performance. With stable growth and little evidence of inflation outside the commodities markets, we are maintaining our commitment to the domestic bond market at around 24% of the overall portfolio.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in high-yield securities or "junk bonds" offers the potential for higher current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. High yield bonds issued by foreign entities have greater potential risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Holdings are disclosed as of June 30, 2005, and are subject to change.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

PERFORMANCE INFORMATION
Colonial Strategic Income Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005(%)

                           (CUMULATIVE)
                             6-MONTH      1-YEAR   5-YEAR    10-YEAR
---------------------------------------------------------------------
 Class A (07/05/94)             0.40       10.60     8.10       7.36
 Lehman Brothers
   Government/Credit
   Bond Index                   2.75        7.26     7.71       6.90

Inception date of share class is in parenthesis.


NET ASSET VALUE PER SHARE ($)                12/31/04    06/30/05
-----------------------------------------------------------------
Class A                                        9.96       10.00

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 07/01/95 - 06/30/05

                 CLASS A SHARES     LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX
  7/1/1995           $   10,000                                       $   10,000
 7/31/1995           $   10,092                                       $    9,961
 8/31/1995           $   10,092                                       $   10,089
 9/30/1995           $   10,267                                       $   10,191
10/31/1995           $   10,404                                       $   10,341
11/30/1995           $   10,505                                       $   10,512
12/31/1995           $   10,654                                       $   10,666
 1/31/1996           $   10,810                                       $   10,733
 2/29/1996           $   10,722                                       $   10,505
 3/31/1996           $   10,674                                       $   10,417
 4/30/1996           $   10,722                                       $   10,345
 5/31/1996           $   10,732                                       $   10,327
 6/30/1996           $   10,799                                       $   10,465
 7/31/1996           $   10,887                                       $   10,489
 8/31/1996           $   11,013                                       $   10,462
 9/30/1996           $   11,236                                       $   10,649
10/31/1996           $   11,410                                       $   10,897
11/30/1996           $   11,681                                       $   11,097
12/31/1996           $   11,701                                       $   10,974
 1/31/1997           $   11,669                                       $   10,987
 2/28/1997           $   11,755                                       $   11,010
 3/31/1997           $   11,585                                       $   10,879
 4/30/1997           $   11,734                                       $   11,038
 5/31/1997           $   11,925                                       $   11,141
 6/30/1997           $   12,094                                       $   11,275
 7/31/1997           $   12,381                                       $   11,620
 8/31/1997           $   12,297                                       $   11,489
 9/30/1997           $   12,562                                       $   11,670
10/31/1997           $   12,584                                       $   11,857
11/30/1997           $   12,648                                       $   11,919
12/31/1997           $   12,771                                       $   12,044
 1/31/1998           $   12,976                                       $   12,214
 2/28/1998           $   13,010                                       $   12,190
 3/31/1998           $   13,101                                       $   12,228
 4/30/1998           $   13,159                                       $   12,289
 5/31/1998           $   13,217                                       $   12,420
 6/30/1998           $   13,239                                       $   12,547
 7/31/1998           $   13,354                                       $   12,557
 8/31/1998           $   12,860                                       $   12,802
 9/30/1998           $   13,147                                       $   13,168
10/31/1998           $   13,169                                       $   13,075
11/30/1998           $   13,547                                       $   13,153
12/31/1998           $   13,539                                       $   13,186
 1/31/1999           $   13,649                                       $   13,279
 2/28/1999           $   13,490                                       $   12,963
 3/31/1999           $   13,674                                       $   13,028
 4/30/1999           $   13,857                                       $   13,061
 5/31/1999           $   13,576                                       $   12,926
 6/30/1999           $   13,588                                       $   12,886
 7/31/1999           $   13,576                                       $   12,850
 8/31/1999           $   13,527                                       $   12,840
 9/30/1999           $   13,600                                       $   12,955
10/31/1999           $   13,600                                       $   12,989
11/30/1999           $   13,686                                       $   12,981
12/31/1999           $   13,780                                       $   12,902
 1/31/2000           $   13,648                                       $   12,898
 2/29/2000           $   13,820                                       $   13,059
 3/31/2000           $   13,767                                       $   13,249
 4/30/2000           $   13,649                                       $   13,184
 5/31/2000           $   13,530                                       $   13,172
 6/30/2000           $   13,780                                       $   13,441
 7/31/2000           $   13,886                                       $   13,583
 8/31/2000           $   14,032                                       $   13,775
 9/30/2000           $   13,867                                       $   13,827
10/31/2000           $   13,616                                       $   13,914
11/30/2000           $   13,377                                       $   14,152
12/31/2000           $   13,803                                       $   14,431
 1/31/2001           $   14,374                                       $   14,673
 2/28/2001           $   14,419                                       $   14,825
 3/31/2001           $   14,112                                       $   14,893
 4/30/2001           $   13,995                                       $   14,781
 5/31/2001           $   14,053                                       $   14,867
 6/30/2001           $   13,892                                       $   14,938
 7/31/2001           $   13,950                                       $   15,310
 8/31/2001           $   14,198                                       $   15,506
 9/30/2001           $   13,788                                       $   15,649
10/31/2001           $   14,184                                       $   16,046
11/30/2001           $   14,374                                       $   15,783
12/31/2001           $   14,311                                       $   15,658
 1/31/2002           $   14,375                                       $   15,773
 2/28/2002           $   14,407                                       $   15,907
 3/31/2002           $   14,454                                       $   15,584
 4/30/2002           $   14,727                                       $   15,886
 5/31/2002           $   14,792                                       $   16,032
 6/30/2002           $   14,600                                       $   16,169
 7/31/2002           $   14,439                                       $   16,363
 8/31/2002           $   14,696                                       $   16,729
 9/30/2002           $   14,777                                       $   17,089
10/31/2002           $   14,826                                       $   16,925
11/30/2002           $   15,146                                       $   16,935
12/31/2002           $   15,516                                       $   17,384
 1/31/2003           $   15,708                                       $   17,384
 2/28/2003           $   16,039                                       $   17,693
 3/31/2003           $   16,179                                       $   17,670
 4/30/2003           $   16,771                                       $   17,859
 5/31/2003           $   17,224                                       $   18,366
 6/30/2003           $   17,346                                       $   18,293
 7/31/2003           $   16,946                                       $   17,526
 8/31/2003           $   17,015                                       $   17,642
 9/30/2003           $   17,590                                       $   18,201
10/31/2003           $   17,643                                       $   17,970
11/30/2003           $   17,922                                       $   18,019
12/31/2003           $   18,391                                       $   18,197
 1/31/2004           $   18,522                                       $   18,363
 2/29/2004           $   18,635                                       $   18,587
 3/31/2004           $   18,786                                       $   18,758
 4/30/2004           $   18,316                                       $   18,182
 5/31/2004           $   18,204                                       $   18,089
 6/30/2004           $   18,392                                       $   18,163
 7/31/2004           $   18,598                                       $   18,356
 8/31/2004           $   18,992                                       $   18,745
 9/30/2004           $   19,254                                       $   18,811
10/31/2004           $   19,610                                       $   18,974
11/30/2004           $   19,948                                       $   18,764
12/31/2004           $   20,259                                       $   18,962
 1/31/2005           $   20,178                                       $   19,095
 2/28/2005           $   20,299                                       $   18,969
 3/31/2005           $   19,934                                       $   18,836
 4/30/2005           $   19,995                                       $   19,119
 5/31/2005           $   20,137                                       $   19,358
 6/30/2005           $   20,337                                       $   19,486

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of a selection of US government and investment grade US corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSE
Columbia Strategic Income Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE        EXPENSES PAID         FUND'S ANNUALIZED
01/01/05 - 06/30/05       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
                              ACTUAL    HYPOTHETICAL      ACTUAL    HYPOTHETICAL     ACTUAL   HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
Class A                      1,000.00     1,000.00       1,004.02      1,021.22       3.58        3.61             0.72

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Colonial Strategic Income Fund, Variable Series / June 30, 2005 (Unaudited)

                                                        PAR               VALUE
                                                 -------------------   ------------
GOVERNMENT AGENCIES &
  OBLIGATIONS--53.8%
FOREIGN GOVERNMENT BONDS--32.9%
Aries Vermoegensverwaltungs
   GmbH
   7.750% 10/25/09 (a)                           EUR         250,000   $    351,337
Corp. Andina de Fomento
   6.375% 06/18/09                                           510,000        696,580
European Investment Bank
   7.625% 12/07/07                               GBP         455,000        876,909
Federal Republic of Brazil
   4.250% 04/15/24 (b)                           USD       1,415,000      1,335,477
   8.750% 02/04/25                                           315,000        320,513
   11.500% 04/02/09                              EUR         480,000        705,785
   14.500% 10/15/09                              USD       1,200,000      1,558,200
Federal Republic of Germany
   4.250% 07/04/14                               EUR       1,450,000      1,919,002
   5.000% 07/04/12                                           555,000        763,963
   6.000% 07/04/07                                         1,210,000      1,574,984
Government of Canada
   5.250% 06/01/13                               CAD         920,000        827,303
   10.000% 06/01/08                                        2,611,000      2,539,582
Government of New Zealand
   6.000% 11/15/11                               NZD       2,395,000      1,688,447
   6.500% 04/15/13                                           815,000        593,821
Kingdom of Norway
   5.500% 05/15/09                               NOK       5,200,000        873,098
   6.000% 05/16/11                                         3,450,000        607,832
Kingdom of Spain
   5.500% 07/30/17                               EUR       1,580,000      2,326,307
Kingdom of Sweden
   5.000% 01/28/09                               SEK      17,725,000      2,489,586
   6.750% 05/05/14                                        11,070,000      1,841,646
Republic of Bulgaria
   8.250% 01/15/15                               USD         860,000      1,082,826
Republic of Colombia
   9.750% 04/09/11                                           574,030        656,116
   11.500% 05/31/11                              EUR         335,000        519,389
   11.750% 02/25/20                              USD         580,000        758,350
Republic of France
   4.000% 04/25/14                               EUR         945,000      1,227,578
Republic of Italy
   5.000% 02/01/12                                         1,340,000      1,826,903
Republic of Panama
   8.875% 09/30/27                               USD         795,000        946,050
Republic of Peru
   7.500% 10/14/14                               EUR         315,000        428,404
   9.875% 02/06/15                               USD         660,000        811,800
Republic of Philippines
   10.625% 03/16/25                                          375,000        422,438
Republic of Poland
   8.500% 05/12/07                               PLN       1,679,000        537,127
Republic of South Africa
   5.250% 05/16/13                               EUR         660,000        875,827
   6.500% 06/02/14                               USD         780,000        866,580
Republic of Venezuela
   9.250% 09/15/27                                           868,000        910,532
Russian Federation
   5.000% 03/31/30                               USD         645,000   $    720,078
   8.750% 07/24/05                                           640,000        641,408
   11.000% 07/24/18                                          655,000        977,063
   12.750% 06/24/28                                          955,000      1,727,213
United Kingdom Treasury
   5.000% 03/07/12                               GBP         368,000        692,961
   7.500% 12/07/06                                           840,000      1,575,590
   9.000% 07/12/11                                           615,000      1,388,216
United Mexican States
   7.500% 03/08/10                               USD       1,210,000      1,381,215
   7.500% 04/08/33                               EUR         605,000        858,865
   11.375% 09/15/16                              USD         930,000      1,377,795
Victoria Treasury Corp.
   7.500% 08/15/08                               AUD       2,120,000      1,711,375
Western Australia Treasury Corp.
   8.000% 10/15/07                                          1,570,00      1,262,242
                                                                       ------------
                                                                         50,074,313
                                                                       ------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS--20.9%
Federal Farm Credit Bank
   5.000% 08/25/10                               USD         500,000        501,061
U.S. Treasury Bonds
   7.500% 11/15/24                                          1,310,00      1,861,223
   8.750% 05/15/17                                          4,911,00      7,051,312
   8.875% 02/15/19                                           300,000        445,981
   10.375% 11/15/12                                         3,800,00      4,370,741
   12.500% 08/15/14                                         9,012,00     11,990,538
U.S. Treasury Notes
   5.625% 05/15/08                                          2,900,00      3,052,929
   6.500% 10/15/06                                          2,350,00      2,435,279
                                                                       ------------
                                                                         31,709,064
                                                                       ------------
TOTAL GOVERNMENT AGENCIES & OBLIGATIONS
   (cost of $75,532,918)                                                 81,783,377
                                                                       ------------

CORPORATE FIXED-INCOME
   BONDS & NOTES--40.3%
BASIC MATERIALS--4.2%
CHEMICALS--1.7%
AGRICULTURAL CHEMICALS--0.6%
IMC Global, Inc.
   10.875% 08/01/13                                          205,000        240,875
Terra Capital, Inc.
   12.875% 10/15/08                                          310,000        366,575
UAP Holding Corp.
   (c) 07/15/12
   (10.750% 01/15/08)                                        190,000        155,800
United Agri Products
   8.250% 12/15/11                                           177,000        183,195
                                                                       ------------
                                                                            946,445
                                                                       ------------
CHEMICALS - DIVERSIFIED--0.9%
BCP Crystal US Holdings Corp.
   9.625% 06/15/14                                            91,000        101,920
EquiStar Chemicals LP
   10.625% 05/01/11                                          220,000        244,200

                 See Accompanying Notes to Financial Statements.

                                                             PAR          VALUE
                                                        ------------   ------------
Huntsman International LLC
   7.375% 01/01/15 (a)                                  $    140,000   $    136,500
Huntsman LLC
   11.500% 07/15/12                                          210,000        244,125
Innophos Investments Holdings,
   Inc., PIK
   11.268% 02/15/15 (a)(b)                                   118,302        107,134
Lyondell Chemical Co.
   9.625% 05/01/07                                           145,000        154,787
   10.875% 05/01/09                                            5,000          5,200
NOVA Chemicals Corp.
   6.500% 01/15/12                                           270,000        262,575
                                                                       ------------
                                                                          1,256,441
                                                                       ------------
CHEMICALS - SPECIALTY--0.2%
Rhodia SA
   8.875% 06/01/11                                           350,000        336,000
                                                                       ------------
FOREST PRODUCTS & PAPER--1.5%
FORESTRY--0.2%
Millar Western Forest
   Products Ltd.
   7.750% 11/15/13                                           145,000        135,938
Tembec Industries, Inc.
   8.500% 02/01/11                                           180,000        138,150
                                                                       ------------
                                                                            274,088
                                                                       ------------
PAPER & RELATED PRODUCTS--1.3%
Abitibi-Consolidated, Inc.
   8.375% 04/01/15                                           155,000        158,294
Boise Cascade LLC
   6.016% 10/15/12 (a)(b)                                    105,000        105,262
   7.125% 10/15/14 (a)                                       120,000        117,900
Buckeye Technologies, Inc.
   8.500% 10/01/13                                           145,000        148,444
Caraustar Industries, Inc.
   9.875% 04/01/11                                           145,000        146,450
Fraser Papers, Inc.
   8.750% 03/15/15 (a)                                       170,000        155,125
Georgia-Pacific Corp.
   8.000% 01/15/24                                           210,000        243,075
Neenah Paper, Inc.
   7.375% 11/15/14 (a)                                        85,000         82,450
Newark Group, Inc.
   9.750% 03/15/14                                           290,000        266,075
NewPage Corp.
   10.000% 05/01/12 (a)                                      105,000        105,787
   12.000% 05/01/13 (a)                                      130,000        129,350
Norske Skog Canada Ltd.
   7.375% 03/01/14                                           185,000        181,300
   8.625% 06/15/11                                            90,000         92,700
                                                                       ------------
                                                                          1,932,212
                                                                       ------------
IRON/STEEL--0.4%
METAL - IRON--0.1%
Wise Metals Group LLC
   10.250% 05/15/12                                          270,000        226,125
                                                                       ------------
STEEL - PRODUCERS--0.1%
Steel Dynamics, Inc.
   9.500% 03/15/09                                           105,000        111,825
                                                                       ------------
STEEL - SPECIALTY--0.2%
UCAR Finance, Inc.
   10.250% 02/15/12                                     $    250,000   $    263,750
                                                                       ------------
METALS & MINING--0.6%
METAL - ALUMINUM--0.1%
Kaiser Aluminum &
   Chemical Corp.
   10.875% 10/15/06 (d)                                      165,000        143,963
                                                                       ------------
METAL - DIVERSIFIED--0.0%
HudBay Mining &
   Smelting Co., Ltd.
   9.625% 01/15/12 (a)                                        65,000         64,025
                                                                       ------------
NON-FERROUS METALS--0.5%
Codelco, Inc.
   5.500% 10/15/13                                           730,000        760,003
                                                                       ------------

COMMUNICATIONS--9.1%
MEDIA--4.1%
BROADCAST SERVICES/PROGRAMS--0.2%
Fisher Communications, Inc.
   8.625% 09/15/14                                           180,000        191,025
XM Satellite Radio Holdings, Inc.
   8.710% 05/01/09 (b)                                       160,000        161,000
                                                                       ------------
                                                                            352,025
                                                                       ------------
CABLE TV--1.7%
Atlantic Broadband
   Finance LLC
   9.375% 01/15/14 (a)                                       235,000        221,487
Charter Communications
   Holdings II LLC
   10.250% 09/15/10                                          210,000        212,625
Charter Communications
   Holdings LLC
   9.920% 04/01/11                                           910,000        668,850
CSC Holdings, Inc.
   6.750% 04/15/12 (a)                                       105,000         98,438
   7.625% 04/01/11                                           290,000        288,550
EchoStar DBS Corp.
   6.625% 10/01/14                                           345,000        340,687
Insight Midwest LP
   9.750% 10/01/09                                           115,000        119,313
Northland Cable Television, Inc.
   10.250% 11/15/07                                          245,000        240,712
Pegasus Satellite
   Communications, Inc.
   11.250% 01/15/10 (a)(d)                                   270,000        147,825
Telenet Group Holding NV
   (c) 06/15/14
   (11.500% 06/15/08) (a)                                    315,000        239,400
                                                                       ------------
                                                                          2,577,887
                                                                       ------------
MULTIMEDIA--0.7%
Advanstar Communications, Inc.
   12.000% 02/15/11                                          195,000        207,675
   (c) 10/15/11
   (15.000% 10/15/05)                                        185,000        183,150

                 See Accompanying Notes to Financial Statements.

                                                             PAR          VALUE
                                                        ------------   ------------
Haights Cross
   Communications, Inc.
   (c) 08/15/11
   (12.500% 02/15/09)                                   $    205,000   $    125,306
Haights Cross
   Operating Co.
   11.750% 08/15/11                                          280,000        306,600
Quebecor Media, Inc.
   11.125% 07/15/11                                          205,000        227,550
                                                                       ------------
                                                                          1,050,281
                                                                       ------------
PUBLISHING - NEWSPAPERS--0.1%
Hollinger, Inc.
   11.875% 03/01/11 (a)                                       81,000         82,620
   12.875% 03/01/11 (a)                                      117,000        127,530
                                                                       ------------
                                                                            210,150
                                                                       ------------
PUBLISHING - PERIODICALS--0.9%
CBD Media Holdings LLC &
   Finance, Inc.
   9.250% 07/15/12                                           145,000        146,088
Dex Media West LLC
   9.875% 08/15/13                                           436,000        499,220
Dex Media, Inc.
   (c) 11/15/13
   (9.000% 11/15/08)                                         160,000        128,800
Primedia, Inc.
   8.875% 05/15/11                                           315,000        330,750
WDAC Subsidiary Corp.
   8.375% 12/01/14 (a)                                       180,000        172,350
                                                                       ------------
                                                                          1,277,208
                                                                       ------------
TELEVISION--0.5%
Paxson Communications Corp.
   10.750% 07/15/08                                          250,000        246,250
   (c) 01/15/09
   (12.250% 01/15/06)                                        220,000        205,700
Sinclair Broadcast Group, Inc.
   8.750% 12/15/11                                           250,000        262,500
                                                                       ------------
                                                                            714,450
                                                                       ------------
TELECOMMUNICATIONS--5.0%
CELLULAR TELECOMMUNICATIONS--2.0%
American Cellular Corp.
   10.000% 08/01/11                                          180,000        183,150
Dobson Cellular Systems, Inc.
   8.375% 11/01/11 (a)                                        55,000         57,888
Dobson Communications Corp.
   8.875% 10/01/13                                           175,000        160,125
Horizon PCS, Inc.
   11.375% 07/15/12                                          120,000        133,800
iPCS, Inc.
   11.500% 05/01/12                                          105,000        117,862
Nextel Communications, Inc.
   7.375% 08/01/15                                           390,000        421,200
Nextel Partners, Inc.
   8.125% 07/01/11                                           255,000        277,312
Rogers Cantel, Inc.
   9.750% 06/01/16                                           230,000        282,900
Rogers Wireless, Inc.
   8.000% 12/15/12                                      $    140,000   $    150,500
Rural Cellular Corp.
   8.250% 03/15/12                                           150,000        156,750
   9.750% 01/15/10                                           180,000        166,050
UbiquiTel Operating Co.
   9.875% 03/01/11                                           260,000        282,750
US Unwired, Inc.
   10.000% 06/15/12                                          300,000        333,000
Western Wireless Corp.
   9.250% 07/15/13                                           270,000        308,475
                                                                       ------------
                                                                          3,031,762
                                                                       ------------
SATELLITE TELECOMMUNICATIONS--0.7%
Inmarsat Finance II PLC
   (c) 11/15/12
   (10.375% 11/15/08)                                        255,000        200,813
Intelsat Bermuda Ltd.
   8.250% 01/15/13 (a)                                       275,000        283,937
PanAmSat Corp.
   9.000% 08/15/14                                           373,000        406,570
Zeus Special Subsidiary Ltd.
   (c) 02/01/15
   (9.250% 02/01/10) (a)                                     200,000        133,000
                                                                       ------------
                                                                          1,024,320
                                                                       ------------
TELECOMMUNICATION EQUIPMENT--0.1%
Lucent Technologies, Inc.
   6.450% 03/15/29                                           220,000        196,900
                                                                       ------------
TELECOMMUNICATION SERVICES--0.4%
Axtel SA de CV
   11.000% 12/15/13                                          270,000        294,300
Time Warner Telecom
   Holdings, Inc.
   9.250% 02/15/14 (a)                                        90,000         87,300
Time Warner Telecom, Inc.
   9.750% 07/15/08                                            15,000         15,075
   10.125% 02/01/11                                          280,000        280,700
                                                                       ------------
                                                                            677,375
                                                                       ------------
TELEPHONE - INTEGRATED--1.5%
Cincinnati Bell, Inc.
   8.375% 01/15/14                                           330,000        338,250
Citizens Communications Co.
   9.000% 08/15/31                                            95,000         97,613
Qwest Capital Funding, Inc.
   7.250% 02/15/11                                           530,000        506,150
   7.750% 02/15/31                                           150,000        127,500
Qwest Communications
   International, Inc.
   7.500% 02/15/14 (a)                                       265,000        249,100
Qwest Services Corp.
   13.500% 12/15/10                                          680,000        785,400
US LEC Corp.
   11.890% 10/01/09 (b)                                      130,000        131,625
                                                                       ------------
                                                                          2,235,638
                                                                       ------------

                 See Accompanying Notes to Financial Statements.

                                                             PAR          VALUE
                                                        ------------   ------------
WIRELESS EQUIPMENT--0.3%
American Towers, Inc.
   7.250% 12/01/11                                      $    180,000   $    189,900
SBA Telecommunications, Inc.
   (c) 12/15/11
   (9.750% 12/15/07)                                         327,000        300,023
                                                                       ------------
                                                                            489,923
                                                                       ------------
CONSUMER CYCLICAL--7.5%
AIRLINES--0.3%
AIRLINES--0.3%
Continental Airlines, Inc.
   7.568% 12/01/06                                           335,000        288,100
Northwest Airlines, Inc.
   9.875% 03/15/07                                           360,000        189,900
                                                                       ------------
                                                                            478,000
                                                                       ------------
APPAREL--0.6%
APPAREL MANUFACTURERS--0.6%
Broder Brothers Co.
   11.250% 10/15/10                                          180,000        181,800
Levi Strauss & Co.
   9.750% 01/15/15                                           475,000        471,437
Phillips-Van Heusen Corp.
   7.250% 02/15/11                                            95,000         97,850
   8.125% 05/01/13                                           115,000        122,188
                                                                       ------------
                                                                            873,275
                                                                       ------------
AUTO MANUFACTURERS--0.2%
AUTO - CARS/LIGHT TRUCKS--0.2%
Ford Motor Co.
   7.450% 07/16/31                                           195,000        161,850
General Motors Corp.
   8.375% 07/15/33                                           255,000        213,563
                                                                       ------------
                                                                            375,413
                                                                       ------------
AUTO PARTS & EQUIPMENT--1.0%
AUTO - MEDIUM & HEAVY DUTY TRUCKS--0.1%
Navistar International Corp.
   7.500% 06/15/11                                           180,000        183,600
                                                                       ------------
AUTO/TRUCK PARTS & EQUIPMENT -
   ORIGINAL--0.4%
Cooper-Standard Automotive, Inc.
   8.375% 12/15/14                                           370,000        296,000
Delco Remy International, Inc.
   9.375% 04/15/12                                           195,000        159,900
Dura Operating Corp.
   8.625% 04/15/12                                           165,000        149,325
                                                                       ------------
                                                                            605,225
                                                                       ------------
AUTO/TRUCK PARTS & EQUIPMENT -
   REPLACEMENT--0.2%
Commercial Vehicle Group
   8.000% 07/01/13 (a)                                       135,000        137,363
Rexnord Corp.
   10.125% 12/15/12                                          150,000        164,250
                                                                       ------------
                                                                            301,613
                                                                       ------------
RUBBER - TIRES--0.3%
Goodyear Tire & Rubber Co.
   7.857% 08/15/11                                      $     85,000   $     82,450
   9.000% 07/01/15 (a)                                       330,000        322,575
   12.250% 03/01/11                                           75,000         83,812
                                                                       ------------
                                                                            488,837
                                                                       ------------
DISTRIBUTION/WHOLESALE--0.1%
DISTRIBUTION/WHOLESALE--0.1%
Buhrmann US, Inc.
   7.875% 03/01/15 (a)                                       100,000         97,000
                                                                       ------------
ENTERTAINMENT--1.0%
GAMBLING (NON-HOTEL)--0.2%
Global Cash Access LLC
   8.750% 03/15/12                                           265,000        288,188
                                                                       ------------
MUSIC--0.3%
Steinway Musical Instruments, Inc.
   8.750% 04/15/11                                           155,000        162,362
Warner Music Group
   7.375% 04/15/14                                           240,000        243,000
                                                                       ------------
                                                                            405,362
                                                                       ------------
RESORTS/THEME PARKS--0.2%
Six Flags, Inc.
   9.625% 06/01/14                                           300,000        278,250
                                                                       ------------
THEATERS--0.3%
AMC Entertainment, Inc.
   9.875% 02/01/12                                           300,000        297,750
LCE Acquisition Corp.
   9.000% 08/01/14 (a)                                       225,000        218,250
                                                                       ------------
                                                                            516,000
                                                                       ------------
HOME BUILDERS--0.5%
BUILDING - RESIDENTIAL/COMMERCIAL--0.5%
D.R. Horton, Inc.
   9.750% 09/15/10                                           250,000        292,500
K. Hovnanian Enterprises, Inc.
   8.875% 04/01/12                                            45,000         48,600
   10.500% 10/01/07                                          250,000        276,250
Standard-Pacific Corp.
   9.250% 04/15/12                                           185,000        205,813
                                                                       ------------
                                                                            823,163
                                                                       ------------
HOME FURNISHINGS--0.3%
APPLIANCES--0.1%
ALH Finance LLC
   8.500% 01/15/13                                           195,000        179,400
                                                                       ------------
HOME FURNISHINGS--0.2%
WII Components, Inc.
   10.000% 02/15/12                                          200,000        196,500
                                                                       ------------
LEISURE TIME--0.5%
LEISURE & RECREATIONAL PRODUCTS--0.1%
K2, Inc.
   7.375% 07/01/14                                           120,000        126,000
                                                                       ------------
RECREATIONAL CENTERS--0.4%
AMF Bowling Worldwide, Inc.
   10.000% 03/01/10                                          225,000        227,250

                 See Accompanying Notes to Financial Statements.

                                                             PAR          VALUE
                                                        ------------   ------------
Equinox Holdings, Inc.
   9.000% 12/15/09                                      $    240,000   $    247,800
Town Sports International, Inc.
   (c) 02/01/14
   (11.000% 02/01/09)                                        280,000        165,200
                                                                       ------------
                                                                            640,250
                                                                       ------------
LODGING--2.0%
CASINO HOTELS--2.0%
Circus & Eldorado/Silver
   Legacy Capital Corp.
   10.125% 03/01/12                                          220,000        230,450
Hard Rock Hotel, Inc.
   8.875% 06/01/13                                           260,000        282,750
Hollywood Casino Shreveport
   13.000% 08/01/06 (e)                                      600,000        489,000
Inn of the Mountain Gods
   Resort & Casino
   12.000% 11/15/10                                          205,000        234,212
Las Vegas Sands Corp.
   6.375% 02/15/15 (a)                                        55,000         53,763
MGM Mirage
   6.750% 09/01/12                                           210,000        215,775
Mohegan Tribal
   Gaming Authority
   6.125% 02/15/13 (a)                                       125,000        126,250
Penn National Gaming, Inc.
   6.750% 03/01/15 (a)                                       340,000        338,300
Pinnacle Entertainment, Inc.
   8.750% 10/01/13                                           140,000        148,400
River Rock Entertainment
   9.750% 11/01/11                                           145,000        159,862
Seneca Gaming Corp.
   7.250% 05/01/12                                           180,000        186,075
Station Casinos, Inc.
   6.875% 03/01/16                                            65,000         66,950
Virgin River Casino Corp.
   (c) 01/15/13
   (12.750% 01/15/09) (a)                                    150,000        103,500
   9.000% 01/15/12 (a)                                        83,000         86,528
Wynn Las Vegas LLC
   6.625% 12/01/14                                           270,000        262,575
                                                                       ------------
                                                                          2,984,390
                                                                       ------------
RETAIL--0.9%
RETAIL - AUTOMOBILES--0.1%
Asbury Automotive Group, Inc.
   8.000% 03/15/14                                           200,000        193,000
                                                                       ------------
RETAIL - DRUG STORES--0.2%
Jean Coutu Group, Inc. (PJC)
   8.500% 08/01/14                                           145,000        142,462
Rite Aid Corp.
   7.500% 01/15/15                                            70,000         67,200
   9.250% 06/01/13                                           110,000        106,700
                                                                       ------------
                                                                            316,362
                                                                       ------------
RETAIL - HOME FURNISHINGS--0.1%
Tempur-Pedic, Inc.
   10.250% 08/15/10                                          173,000        192,030
                                                                       ------------
RETAIL - JEWELRY--0.1%
Finlay Fine Jewelry Corp.
   8.375% 06/01/12                                      $    185,000   $    164,650
                                                                       ------------
RETAIL - PROPANE DISTRIBUTORS--0.2%
Ferrellgas Partners LP
   8.750% 06/15/12                                           180,000        180,000
Suburban Propane Partners LP
   6.875% 12/15/13 (a)                                       100,000         95,000
                                                                       ------------
                                                                            275,000
                                                                       ------------
RETAIL - RESTAURANTS--0.1%
Landry's Restaurants, Inc.
   7.500% 12/15/14                                           175,000        169,750
                                                                       ------------
RETAIL - VIDEO RENTAL--0.1%
Movie Gallery, Inc.
   11.000% 05/01/12 (a)                                       90,000         94,500
                                                                       ------------
TEXTILES--0.1%
TEXTILE - PRODUCTS--0.1%
INVISTA
   9.250% 05/01/12 (a)                                       135,000        147,656
                                                                       ------------

CONSUMER NON-CYCLICAL--5.5%
AGRICULTURE--0.1%
TOBACCO--0.1%
Alliance One International, Inc.
   11.000% 05/15/12 (a)                                      140,000        143,850
                                                                       ------------
BEVERAGES--0.1%
BEVERAGES - WINE/SPIRITS--0.1%
Constellation Brands, Inc.
   8.125% 01/15/12                                           145,000        154,788
                                                                       ------------
BIOTECHNOLOGY--0.2%
MEDICAL - BIOMEDICAL/GENE--0.2%
Bio-Rad Laboratories, Inc.
   7.500% 08/15/13                                           220,000        237,600
                                                                       ------------
COMMERCIAL SERVICES--1.7%
COMMERCIAL SERVICES--0.3%
Iron Mountain, Inc.
   7.750% 01/15/15                                           225,000        227,250
Language Line Holdings, Inc.
   11.125% 06/15/12                                          275,000        247,500
                                                                       ------------
                                                                            474,750
                                                                       ------------
COMMERCIAL SERVICES - FINANCE--0.2%
Dollar Financial Group, Inc.
   9.750% 11/15/11                                           290,000        298,700
                                                                       ------------
FUNERAL SERVICES & RELATED ITEMS--0.2%
Service Corp. International
   7.700% 04/15/09                                           275,000        294,938
                                                                       ------------
PRINTING - COMMERCIAL - 0.3%
Sheridan Group
   10.250% 08/15/11                                          155,000        161,200
Vertis, Inc.
   13.500% 12/07/09 (a)                                      285,000        209,475
                                                                       ------------
                                                                            370,675
                                                                       ------------

                 See Accompanying Notes to Financial Statements.

                                                             PAR          VALUE
                                                        ------------   ------------
PRIVATE CORRECTIONS--0.3%
Corrections Corp. of America
   6.250% 03/15/13                                      $    190,000   $    188,575
GEO Group, Inc.
   8.250% 07/15/13                                           245,000        237,037
                                                                       ------------
                                                                            425,612
                                                                       ------------
RENTAL AUTO/EQUIPMENT--0.4%
NationsRent, Inc.
   9.500% 10/15/10                                           175,000        189,000
   9.500% 05/01/15 (a)                                       160,000        157,600
Neff Rent LLC/Neff
   Finance Corp.
   11.250% 06/15/12 (a)                                      155,000        158,100
Williams Scotsman, Inc.
   9.875% 06/01/07                                           155,000        153,450
                                                                       ------------
                                                                            658,150
                                                                       ------------
COSMETICS/PERSONAL CARE--0.4%
COSMETICS & TOILETRIES--0.4%
DEL Laboratories, Inc.
   8.000% 02/01/12                                           215,000        182,750
Elizabeth Arden, Inc.
   7.750% 01/15/14                                           175,000        182,000
Revlon Consumer
   Products Corp.
   8.625% 02/01/08                                            60,000         57,000
   9.500% 04/01/11                                           170,000        161,500
                                                                       ------------
                                                                            583,250
                                                                       ------------
FOOD--0.8%
FOOD - CONFECTIONERY--0.2%
Merisant Co.
   10.500% 07/15/13 (a)                                      160,000        117,200
Tabletop Holdings, Inc.
   (c) 05/15/14
   (12.250% 11/15/08) (a)                                    480,000        182,400
                                                                       ------------
                                                                            299,600
                                                                       ------------
FOOD - MISCELLANEOUS/DIVERSIFIED--0.4%
Dole Food Co., Inc.
   8.625% 05/01/09                                           218,000        231,625
Pinnacle Foods Holding Corp.
   8.250% 12/01/13                                           365,000        326,675
Reddy Ice Holdings, Inc.
   (c) 11/01/12
   (10.500% 11/01/08) (a)                                    140,000        100,800
                                                                       ------------
                                                                            659,100
                                                                       ------------
FOOD - RETAIL--0.2%
Stater Brothers Holdings, Inc.
   8.125% 06/15/12                                           330,000        322,575
                                                                       ------------
HEALTHCARE SERVICES--1.4%
DIALYSIS CENTERS--0.1%
DaVita, Inc.
   7.250% 03/15/15 (a)                                       215,000        220,912
                                                                       ------------
MEDICAL - HMO--0.2%
Coventry Health Care, Inc.
   8.125% 02/15/12                                           220,000        237,050
                                                                       ------------
MEDICAL - HOSPITALS--0.3%
Tenet Healthcare Corp.
   9.875% 07/01/14                                      $    475,000   $    510,625
                                                                       ------------
MEDICAL - OUTPATIENT/HOME MEDICAL--0.1%
Select Medical Corp.
   7.625% 02/01/15 (a)                                       125,000        123,125
                                                                       ------------
MRI/MEDICAL DIAGNOSTIC IMAGING--0.5%
InSight Health Services Corp.
   9.875% 11/01/11                                           305,000        239,425
MedQuest, Inc.
   11.875% 08/15/12                                          280,000        264,600
MQ Associates, Inc.
   (c) 08/15/12
   (12.250% 08/15/08)                                        480,000        256,800
                                                                       ------------
                                                                            760,825
                                                                       ------------
PHYSICIAN PRACTICE MANAGEMENT - 0.2%
US Oncology Holdings, Inc.
   8.620% 03/15/15 (a)(b)                                    110,000        102,575
US Oncology, Inc.
   9.000% 08/15/12                                           235,000        251,450
                                                                       ------------
                                                                            354,025
                                                                       ------------
HOUSEHOLD PRODUCTS/WARES--0.4%
CONSUMER PRODUCTS - MISCELLANEOUS--0.4%
Amscan Holdings, Inc.
   8.750% 05/01/14                                           270,000        248,400
Jostens IH Corp.
   7.625% 10/01/12                                           145,000        142,100
Playtex Products, Inc.
   9.375% 06/01/11                                           245,000        259,087
                                                                       ------------
                                                                            649,587
                                                                       ------------
PHARMACEUTICALS--0.4%
MEDICAL - DRUGS--0.3%
Elan Finance PLC
   7.750% 11/15/11 (a)                                       320,000        271,200
Warner Chilcott Corp.
   8.750% 02/01/15 (a)                                       125,000        121,563
                                                                       ------------
                                                                            392,763
                                                                       ------------
MEDICAL - WHOLESALE DRUG DISTRIBUTION--0.1%
Nycomed A/S
   11.750% 09/15/13 (a)                                      175,000        196,056
                                                                       ------------

ENERGY--3.6%
OIL & GAS SERVICES--0.6%
OIL - FIELD SERVICES--0.6%
Gazprom
   9.625% 03/01/13                                           630,000        771,120
Newpark Resources, Inc.
   8.625% 12/15/07                                           185,000        185,231
                                                                       ------------
                                                                            956,351
                                                                       ------------
OIL & GAS--1.5%
OIL & GAS DRILLING--0.1%
Pride International, Inc.
   7.375% 07/15/14                                           130,000        142,188
                                                                       ------------

                 See Accompanying Notes to Financial Statements.

                                                             PAR          VALUE
                                                        ------------   ------------
OIL COMPANIES - EXPLORATION & PRODUCTION--1.3%
Chesapeake Energy Corp.
   6.375% 06/15/15 (a)                                  $     55,000   $     56,238
   7.500% 06/15/14                                           190,000        204,725
Compton Petroleum Corp.
   9.900% 05/15/09                                           275,000        288,750
Delta Petroleum Corp.
   7.000% 04/01/15 (a)                                       110,000        100,925
Energy Partners Ltd.
   8.750% 08/01/10                                           125,000        131,250
Magnum Hunter
   Resources, Inc.
   9.600% 03/15/12                                           101,000        112,110
Pemex Finance Ltd.
   9.150% 11/15/18                                           310,000        394,252
   10.610% 08/15/17                                          215,000        292,808
Petroquest Energy, Inc.
   10.375% 05/15/12 (a)                                      130,000        128,375
Whiting Petroleum Corp.
   7.250% 05/01/12                                           270,000        276,750
                                                                       ------------
                                                                          1,986,183
                                                                       ------------
OIL REFINING & MARKETING--0.1%
Premcor Refining Group, Inc.
   7.500% 06/15/15                                           165,000        179,437
                                                                       ------------
PIPELINES--1.5%
PIPELINES--1.5%
Coastal Corp.
   7.625% 09/01/08                                           135,000        138,375
   7.750% 06/15/10                                           300,000        306,375
Dynegy Holdings, Inc.
   6.875% 04/01/11                                           300,000        296,250
   9.875% 07/15/10 (a)                                       110,000        121,000
Northwest Pipeline Corp.
   8.125% 03/01/10                                            85,000         92,225
Sonat, Inc.
   7.625% 07/15/11                                           645,000        651,450
Southern Natural Gas Co.
   8.875% 03/15/10                                           130,000        142,675
Williams Companies, Inc.
   8.125% 03/15/12                                           430,000        492,350
                                                                       ------------
                                                                          2,240,700
                                                                       ------------

FINANCIALS--1.4%
DIVERSIFIED FINANCIAL SERVICES--1.2%
FINANCE - AUTO LOANS--0.1%
General Motors Acceptance Corp.
   6.875% 09/15/11                                           150,000        138,551
   6.875% 08/28/12                                            65,000         59,188
                                                                       ------------
                                                                            197,739
                                                                       ------------
FINANCE - CONSUMER LOANS--0.5%
SLM Corp.
   6.500% 06/15/10                               NZD       1,100,000        760,686
                                                                       ------------
FINANCE - INVESTMENT BANKER/BROKER--0.5%
E*Trade Financial Corp.
   8.000% 06/15/11                                      $    135,000   $    142,425
LaBranche & Co., Inc.
   11.000% 05/15/12                                          490,000        529,200
                                                                       ------------
                                                                            671,625
                                                                       ------------
FINANCE - MORTGAGE LOAN/BANKER--0.1%
Residential Capital Corp.
   6.375% 06/30/10 (a)                                        50,000         50,427
   6.875% 06/30/15 (a)                                        50,000         51,316
                                                                       ------------
                                                                            101,743
                                                                       ------------
REAL ESTATE INVESTMENT TRUSTS--0.1%
REITS - HOTELS--0.0%
La Quinta Properties, Inc.
   7.000% 08/15/12                                            60,000         61,650
                                                                       ------------
REITS - MORTGAGE--0.1%
Thornburg Mortgage, Inc.
   8.000% 05/15/13                                           145,000        147,900
                                                                       ------------
SAVINGS & LOANS--0.1%
SAVINGS & LOANS/THRIFTS - WESTERN US--0.1%
Western Financial Bank
   9.625% 05/15/12                                           150,000        162,750
                                                                       ------------

INDUSTRIALS--6.5%
AEROSPACE & DEFENSE--0.7%
AEROSPACE/DEFENSE - EQUIPMENT--0.7%
Argo-Tech Corp.
   9.250% 06/01/11                                           165,000        179,231
BE Aerospace, Inc.
   8.875% 05/01/11                                           270,000        281,475
Sequa Corp.
   8.875% 04/01/08                                           105,000        112,875
   9.000% 08/01/09                                            90,000         99,000
Standard Aero
   Holdings, Inc.
   8.250% 09/01/14 (a)                                       175,000        183,750
TransDigm, Inc.
   8.375% 07/15/11                                           155,000        163,138
                                                                       ------------
                                                                          1,019,469
                                                                       ------------
BUILDING MATERIALS--0.5%
BUILDING & CONSTRUCTION PRODUCTS -
   MISCELLANEOUS--0.1%
Associated Materials, Inc.
   (c) 03/01/14
   (11.250% 03/01/09)                                        175,000        112,000
Nortek, Inc.
   8.500% 09/01/14                                           120,000        111,000
                                                                       ------------
                                                                            223,000
                                                                       ------------
BUILDING PRODUCTS - CEMENT/AGGREGATION--0.3%
RMCC Acquisition Co.
   9.500% 11/01/12 (a)                                       225,000        218,250
U.S. Concrete, Inc.
   8.375% 04/01/14                                           195,000        183,300
                                                                       ------------
                                                                            401,550
                                                                       ------------

                 See Accompanying Notes to Financial Statements.

                                                             PAR         VALUE
                                                        ------------   ------------
BUILDING PRODUCTS - DOORS & WINDOWS--0.1%
ACIH, Inc.
   (c) 12/15/12
   (11.500% 12/15/07) (a)                               $    235,000   $    138,650
                                                                       ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.1%
WIRE & CABLE PRODUCTS--0.1%
Coleman Cable, Inc.
   9.875% 10/01/12 (a)                                       220,000        196,350
                                                                       ------------
ELECTRONICS--0.2%
ELECTRONIC COMPONENTS - MISCELLANEOUS--0.2%
Flextronics International Ltd.
   6.250% 11/15/14                                           185,000        185,000
Sanmina-SCI Corp.
   6.750% 03/01/13 (a)                                       215,000        205,325
                                                                       ------------
                                                                            390,325
                                                                       ------------
ENGINEERING & CONSTRUCTION - 0.2%
BUILDING & CONSTRUCTION - MISCELLANEOUS--0.2%
J. Ray McDermott SA
   11.500% 12/15/13 (a)                                      260,000        291,200
                                                                       ------------
ENVIRONMENTAL CONTROL--0.7%
NON-HAZARDOUS WASTE DISPOSAL--0.6%
Allied Waste North America, Inc.
   7.250% 03/15/15 (a)                                        80,000         77,000
   7.875% 04/15/13                                           390,000        396,825
   8.500% 12/01/08                                           150,000        157,875
Waste Services, Inc.
   9.500% 04/15/14 (a)                                       335,000        329,137
                                                                       ------------
                                                                            960,837
                                                                       ------------
RECYCLING--0.1%
Aleris International, Inc.
   9.000% 11/15/14                                            70,000         72,800
                                                                       ------------
MACHINERY - DIVERSIFIED--0.1%
MACHINERY - GENERAL INDUSTRY--0.1%
Douglas Dynamics LLC
   7.750% 01/15/12 (a)                                       225,000        220,500
                                                                       ------------
METAL FABRICATE/HARDWARE--0.7%
METAL PROCESSORS & FABRICATION--0.5%
Altra Industrial Motion, Inc.
   9.000% 12/01/11 (a)                                       150,000        141,750
Mueller Group, Inc.
   10.000% 05/01/12                                          200,000        210,000
Mueller Holdings, Inc.
   (c) 04/15/14
   (14.750% 04/15/09)                                        175,000        126,438
TriMas Corp.
   9.875% 06/15/12                                           270,000        226,800
                                                                       ------------
                                                                            704,988
                                                                       ------------
METAL PRODUCTS - FASTENERS--0.2%
FastenTech, Inc.
   11.500% 05/01/11                                          280,000        303,800
                                                                       ------------
MISCELLANEOUS MANUFACTURING--0.8%
DIVERSIFIED MANUFACTURING OPERATORS--0.6%
Bombardier, Inc.
   6.300% 05/01/14 (a)                                       340,000        303,450
J.B. Poindexter & Co.
   8.750% 03/15/14                                      $    215,000   $    195,650
Koppers Industries, Inc.
   9.875% 10/15/13                                           210,000        227,850
Trinity Industries, Inc.
   6.500% 03/15/14                                           105,000        104,475
                                                                       ------------
                                                                            831,425
                                                                       ------------
FILTRATION/SEPARATE PRODUCTS--0.1%
Polypore International, Inc.
   (c) 10/01/12
   (10.500% 10/01/08) (a)                                    295,000        156,719
                                                                       ------------
MISCELLANEOUS MANUFACTURING--0.1%
Samsonite Corp.
   8.875% 06/01/11                                           175,000        186,375
                                                                       ------------
PACKAGING & CONTAINERS--1.2%
CONTAINERS - METAL/GLASS--0.6%
Crown European Holdings SA
   10.875% 03/01/13                                          250,000        295,000
Owens-Brockway Glass Container
   6.750% 12/01/14                                           160,000        162,600
   8.250% 05/15/13                                           370,000        400,525
Owens-Illinois, Inc.
   7.500% 05/15/10                                            80,000         84,000
                                                                       ------------
                                                                            942,125
                                                                       ------------
CONTAINERS - PAPER/PLASTIC--0.6%
Consolidated Container Co. LLC
   (c) 06/15/09
   (10.750% 06/15/07)                                        175,000        136,500
Jefferson Smurfit Corp.
   8.250% 10/01/12                                           165,000        166,238
   11.500% 10/01/15                                          239,358        223,488
MDP Acquisitions PLC
   9.625% 10/01/12                                           220,000        218,900
Portola Packaging, Inc.
   8.250% 02/01/12                                           190,000        129,675
                                                                       ------------
                                                                            874,801
                                                                       ------------
TRANSPORTATION--1.3%
TRANSPORTATION - MARINE--0.6%
Ship Finance International Ltd.
   8.500% 12/15/13                                           445,000        426,087
Stena AB
   7.500% 11/01/13                                           235,000        231,475
   9.625% 12/01/12                                           170,000        184,025
                                                                       ------------
                                                                            841,587
                                                                       ------------
TRANSPORTATION - RAILROAD--0.2%
TFM SA de CV
   9.375% 05/01/12 (a)                                       220,000        229,900
   12.500% 06/15/12                                           60,000         70,200
                                                                       ------------
                                                                            300,100
                                                                       ------------
TRANSPORTATION - SERVICES--0.4%
CHC Helicopter Corp.
   7.375% 05/01/14 (a)                                       135,000        134,663
   7.375% 05/01/14                                           165,000        164,587
Petroleum Helicopters, Inc.
   9.375% 05/01/09                                           325,000        342,875
                                                                       ------------
                                                                            642,125
                                                                       ------------

                 See Accompanying Notes to Financial Statements.

                                                             PAR         VALUE
                                                        ------------   ------------
TRANSPORTATION - TRUCKS--0.1%
QDI LLC
   9.000% 11/15/10                                      $    240,000   $    221,400
                                                                       ------------

TECHNOLOGY--0.1%
SEMICONDUCTORS--0.1%
ELECTRONIC COMPONENTS - SEMICONDUCTORS--0.1%
Amkor Technology, Inc.
   9.250% 02/15/08                                           180,000        171,000
                                                                       ------------

UTILITIES--2.4%
ELECTRIC--2.4%
ELECTRIC - GENERATION--0.6%
AES Corp.
   9.000% 05/15/15 (a)                                        70,000         78,400
   9.500% 06/01/09                                           262,000        290,820
Edison Mission Energy
   9.875% 04/15/11                                           290,000        339,300
Texas Genco LLC
   6.875% 12/15/14 (a)                                       150,000        157,875
                                                                       ------------
                                                                            866,395
                                                                       ------------
ELECTRIC - INTEGRATED--0.7%
CMS Energy Corp.
   8.900% 07/15/08                                           225,000        244,125
Nevada Power Co.
   9.000% 08/15/13                                           125,000        140,312
   10.875% 10/15/09                                          215,000        240,531
PSEG Energy Holdings LLC
   8.625% 02/15/08                                           275,000        291,500
TNP Enterprises, Inc.
   10.250% 04/01/10                                          195,000        204,994
                                                                       ------------
                                                                          1,121,462
                                                                       ------------
INDEPENDENT POWER PRODUCER--1.1%
Caithness Coso Funding Corp.
   9.050% 12/15/09                                           240,366        257,192
Calpine Corp.
   8.500% 07/15/10 (a)                                       180,000        138,600
Calpine Generating Co. LLC
   11.500% 04/01/11                                          160,000        143,200
   12.390% 04/01/11 (b)                                      360,000        328,500
MSW Energy Holdings LLC
   7.375% 09/01/10                                            90,000         92,250
   8.500% 09/01/10                                           270,000        286,200
Orion Power Holdings, Inc.
   12.000% 05/01/10                                          300,000        359,250
                                                                       ------------
                                                                          1,605,192
                                                                       ------------
TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $60,673,711)                                                 61,207,893
                                                                       ------------

MORTGAGE-BACKED SECURITIES--2.0%
MORTGAGE-BACKED SECURITIES--2.0%
Federal Home Loan
   Mortgage Corp.
   8.000% 10/01/26                                           180,641        194,903
Federal National Mortgage
   Association TBA
   6.500% 12/01/35 (f)                                  $  2,795,000   $  2,891,953
                                                                       ------------
TOTAL MORTGAGE-BACKED SECURITIES
   (cost of $3,087,005)                                                   3,086,856
                                                                       ------------

ASSET-BACKED SECURITIES - 0.8%
   Equity One ABS, Inc.
   4.205% 04/25/34                                           625,000        615,587
GMAC Mortgage Corp.
   4.865% 09/25/34 (b)                                       520,000        522,574
                                                                       ------------
TOTAL ASSET-BACKED SECURITIES
   (cost of $1,140,508)                                                   1,138,161
                                                                       ------------

CONVERTIBLE BONDS--0.3%
COMMUNICATIONS--0.2%
TELECOMMUNICATIONS--0.2%

TELECOMMUNICATIONS EQUIPMENT--0.2%
Nortel Networks Corp.
   4.250% 09/01/08                                           385,000        359,975
                                                                       ------------
UTILITIES--0.1%
ELECTRIC--0.1%
INDEPENDENT POWER PRODUCERS--0.1%
Mirant Corp.
   2.500% 06/15/21 (d)                                       185,000        146,150
                                                                       ------------
TOTAL CONVERTIBLE BONDS
   (cost of $469,094)                                                       506,125
                                                                       ------------

MUNICIPAL BOND (TAXABLE)--0.3%
CALIFORNIA--0.3%
CA Cabazon Band
   Mission Indians
   13.000% 10/01/11 (g)                                      350,000        363,972
                                                                       ------------
TOTAL MUNICIPAL BOND (TAXABLE)
   (cost of $350,000)                                                       363,972
                                                                       ------------

                                                            UNITS
                                                        ------------
WARRANTS (i)--0.0%
COMMUNICATIONS--0.0%
TELECOMMUNICATIONS--0.0%
CELLULAR TELECOMMUNICATIONS--0.0%
UbiquiTel, Inc.
   Expires 04/15/10 (a)                                          225              2
                                                                       ------------
TELECOMMUNICATION SERVICES--0.0%
Jazztel PLC
   Expires 07/15/10 (h)(j)                                        95             --
                                                                       ------------
INDUSTRIALS--0.0%
TRANSPORTATION--0.0%
TRANSPORTATION - TRUCKS--0.0%
QDI LLC
   Expires 01/15/0 7 (a)(j)                                    1,020          3,927
                                                                       ------------
TOTAL WARRANTS
   (cost of $11,587)                                                          3,929
                                                                       ------------

                 See Accompanying Notes to Financial Statements.

                                                            UNITS        VALUE
                                                        ------------   ------------
COMMON STOCK--0.0%
INDUSTRIALS--0.0%
COMMERCIAL SERVICES & SUPPLIES--0.0%
Fairlane Management
   Corp. (h)(i)                                                2,000   $         --
                                                                       ------------
TOTAL COMMON STOCK
   (cost of $0)                                                                  --
                                                                       ------------

                                                            PAR
                                                        ------------
SHORT-TERM OBLIGATION--3.1%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 06/30/05, due 07/01/05
   at 2.700%, collateralized by a
   U.S. Treasury Bond maturing
   02/15/19, market value of
   $4,794,975 (repurchase
   proceeds $4,694,352)                                 $  4,694,000      4,694,000
                                                                       ------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $4,694,000)                                                   4,694,000
                                                                       ------------
TOTAL INVESTMENTS--100.6%
   (cost of $145,958,823) (k)                                           152,784,313
                                                                       ------------
OTHER ASSETS & LIABILITIES, NET--(0.6)%                                    (849,382)
                                                                       ------------
NET ASSETS--100.0%                                                     $151,934,931
                                                                       ============

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

     At June 30, 2005, the liquid portion of these Rule 144A securities amounted to $10,684,865, which represents 7.0% of net assets.

     At June 30, 2005, the illiquid Rule 144A security amounted to $210,150, which represents 0.1% of net assets. Additional information on this security is as follows:

    SECURITY             ACQUISITION DATE   ACQUISITION COST
    --------             ----------------   ----------------
    Hollinger, Inc.
      11.875% 03/01/11       09/30/04         $   81,000
      12.875% 03/01/11       09/30/04            116,271
                                              ----------
                                              $  197,271
                                              ==========

(b) The interest rate shown on floating rate or variable rate securities reflect the rate at June 30, 2005.

(c) Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At June 30, 2005, the value of these securities amounted to $437,938, which represents 0.3% of net assets.

(e) The issuer is in default of certain debt covenants. Income is not being accrued. At June 30, 2005, the value of this security represents 0.3% of net assets.

(f)  Security purchased on a delayed delivery basis.

(g)  Illiquid security.

(h)  Security has no value.

(i)  Non-income producing security.

(j) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(k)  Cost for federal income tax purposes is $147,825,267.

As of June 30, 2005, the Fund had entered into the following forward currency exchange contracts:

FORWARD                                                          UNREALIZED
CURRENCY                             AGGREGATE   SETTLEMENT     APPRECIATION
CONTRACTS TO SELL        VALUE      FACE VALUE      DATE       (DEPRECIATION)
-----------------   -------------    ---------   ----------    --------------
EUR     1,050,000   $   1,269,981    1,264,284     07/15/05      $   (5,696)
EUR       880,000       1,064,365    1,060,470     07/15/05          (3,895)
EUR       119,000         143,956      146,822     07/20/05           2,866
EUR     2,300,000       2,780,471    2,775,318     07/18/05          (5,153)
EUR       468,250         566,445      577,572     07/20/05          11,127
EUR     1,190,000       1,439,888    1,433,950     07/27/05          (5,938)
GBP       892,000       1,598,019    1,609,168     07/18/05          11,149
GBP       410,000         733,960      752,350     07/20/05          18,390
NOK     4,875,000         745,631      759,985     07/20/05          14,354
SEK     8,750,000       1,120,835    1,134,890     07/15/05          14,055
SEK     8,750,000       1,120,835    1,134,890     07/15/05          14,055
SEK     8,500,000       1,088,811    1,102,192     07/15/05          13,381
                                                                 ----------
                                                                 $   78,695
                                                                 ==========

At June 30, 2005, the asset allocation of the Fund is as follows:

                                                  % OF
ASSET ALLOCATION                               NET ASSETS
----------------                               ----------
Government Agencies & Obligations                 53.8%
Corporate Fixed-Income Bonds & Notes              40.3
Mortgage-Backed Securities                         2.0
Asset-Backed Securities                            0.8
Convertible Bonds                                  0.3
Municipal Bond (Taxable)                           0.3
Warrants                                           0.0
Common Stock                                       0.0
Short-Term Obligation                              3.1
Other Assets & Liabilities, Net                   (0.6)
                                                 -----
                                                 100.0%
                                                 =====

     ACRONYM              NAME
     -------              ----
       AUD     Australian Dollar
       CAD     Canadian Dollar
       EUR     Euro
       GBP     British Pound
       NOK     Norwegian Krone
       NZD     New Zealand Dollar
       PIK     Payment-In-Kind
       PLN     Polish Zloty
       REIT    Real Estate Investment Trust
       SEK     Swedish Krona
       TBA     To Be Announced
       USD     United States Dollar

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Colonial Strategic Income Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at cost                                                   $   145,958,823
                                                                       ---------------
Investments, at value                                                  $   152,784,313
Cash                                                                             2,022
Net unrealized appreciation on foreign forward currency contracts               99,377
Receivable for:
   Investments sold                                                             99,575
   Fund shares sold                                                              7,344
   Interest                                                                  2,913,349
   Dollar roll fee income                                                        2,510
Deferred Trustees' compensation plan                                            10,110
                                                                       ---------------
     TOTAL ASSETS                                                          155,918,600
                                                                       ---------------
LIABILITIES:
Net unrealized depreciation on foreign forward currency contracts               20,682
Payable for:
   Investments purchased                                                       681,595
   Investments purchased on a delayed delivery basis                         2,906,264
   Fund shares repurchased                                                     236,695
   Investment advisory fee                                                      75,105
   Transfer agent fee                                                              594
   Pricing and bookkeeping fees                                                  7,341
   Trustees' fees                                                                  508
   Audit fee                                                                    18,352
   Custody fee                                                                   7,348
   Distribution fee--Class B                                                    12,954
Deferred dollar roll fee income                                                  1,004
Deferred Trustees' fees                                                         10,110
Other liabilities                                                                5,117
                                                                       ---------------
     TOTAL LIABILITIES                                                       3,983,669
                                                                       ---------------
NET ASSETS                                                             $   151,934,931
                                                                       ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                        $   165,145,961
Undistributed net investment income                                          3,227,173
Accumulated net realized loss                                              (23,307,826)
Net unrealized appreciation on:
   Investments                                                               6,825,490
   Foreign currency translations                                                44,133
                                                                       ---------------
NET ASSETS                                                             $   151,934,931
                                                                       ===============
CLASS A:

Net assets                                                             $    93,479,755
Shares outstanding                                                           9,348,558
                                                                       ===============
Net asset value per share                                              $         10.00
                                                                       ===============
CLASS B:
Net assets                                                             $    58,455,176
Shares outstanding                                                           5,858,723
                                                                       ===============
Net asset value per share                                              $          9.98
                                                                       ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial Strategic Income Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest                                                               $     5,276,549
Dollar roll fee income                                                          23,566
                                                                       ---------------
   Total Investment Income                                                   5,300,115
                                                                       ---------------
EXPENSES:
Investment advisory fee                                                        459,935
Distribution fee--Class B                                                       73,742
Transfer agent fee                                                               3,720
Pricing and bookkeeping fees                                                    46,050
Trustees' fees                                                                   4,033
Custody fee                                                                     20,748
Non-recurring costs (See Note 6)                                                 1,939
Other expenses                                                                  34,018
                                                                       ---------------
   Total Expenses                                                              644,185
Non-recurring costs assumed by Investment Advisor (See Note 6)                  (1,939)
Custody earnings credit                                                           (382)
                                                                       ---------------
   Net Expenses                                                                641,864
                                                                       ---------------
Net Investment Income                                                        4,658,251
                                                                       ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY:
Net realized gain on:
   Investments                                                               1,425,878
   Foreign currency transactions                                               989,027
                                                                       ---------------
     Net realized gain                                                       2,414,905
                                                                       ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                              (6,667,737)
   Foreign currency translations                                               110,369
                                                                       ---------------
     Net change in unrealized appreciation (depreciation)                   (6,557,368)
                                                                       ---------------
Net Loss                                                                    (4,142,463)
                                                                       ---------------
Net Increase in Net Assets from Operations                             $       515,788
                                                                       ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial Strategic Income Fund, Variable Series

                                                                         (UNAUDITED)
                                                                         SIX MONTHS
                                                                            ENDED          YEAR ENDED
                                                                          JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                          2005              2004
--------------------------------------------------------------------   ---------------   ---------------
OPERATIONS:
Net investment income                                                  $     4,658,251   $     9,642,011
Net realized gain on investments and foreign currency transactions           2,414,905         6,247,432
Net change in unrealized appreciation (depreciation) on investments
   and foreign currency translations                                        (6,557,368)         (733,434)
                                                                       ---------------   ---------------
        Net Increase from Operations                                           515,788        15,156,009
                                                                       ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                          --        (7,965,743)
   Class B                                                                          --        (4,548,504)
                                                                       ---------------   ---------------
        Total Distributions Declared to Shareholders                                --       (12,514,247)
                                                                       ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                             2,122,165         4,779,974
   Distributions reinvested                                                         --         7,965,743
   Redemptions                                                             (11,611,295)      (21,801,483)
                                                                       ---------------   ---------------
        Net Decrease                                                        (9,489,130)       (9,055,766)
                                                                       ---------------   ---------------
Class B:
   Subscriptions                                                             2,077,701         8,617,658
   Distributions reinvested                                                         --         4,548,504
   Redemptions                                                              (3,991,787)       (9,649,517)
                                                                       ---------------   ---------------
        Net Increase (Decrease)                                             (1,914,086)        3,516,645
                                                                       ---------------   ---------------
Net Decrease from Share Transactions                                       (11,403,216)       (5,539,121)
                                                                       ---------------   ---------------
Total Decrease in Net Assets                                               (10,887,428)       (2,897,359)
NET ASSETS:
Beginning of period                                                        162,822,359       165,719,718
                                                                       ---------------   ---------------
End of period (including undistributed (overdistributed) net
   investment income of $3,227,173 and $(1,431,078), respectively)     $   151,934,931   $   162,822,359
                                                                       ===============   ===============

CHANGES IN SHARES:
Class A:
   Subscriptions                                                               213,865           471,285
   Issued for distributions reinvested                                              --           799,774
   Redemptions                                                              (1,172,220)       (2,175,844)
                                                                       ---------------   ---------------
        Net Decrease                                                          (958,355)         (904,785)
                                                                       ---------------   ---------------
Class B:
   Subscriptions                                                               209,776           862,989
   Issued for distributions reinvested                                              --           457,136
   Redemptions                                                                (404,650)         (965,905)
                                                                       ---------------   ---------------
        Net Increase (Decrease)                                               (194,874)          354,220
                                                                       ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial Strategic Income Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Colonial Strategic Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   MORTGAGE DOLLAR ROLL TRANSACTIONS--The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of investments from its portfolio with an agreement by the Fund to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Fund identifies U.S. Government securities or other liquid high grade debt obligations in an amount equal to the mortgage dollar roll transactions.

   DELAYED DELIVERY SECURITIES--The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities in an amount equal to the delayed delivery commitment.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                            DECEMBER 31,
                                                2004
                                           -------------
Distributions paid from:
     Ordinary income                       $  12,514,247
     Long-term capital gains                          --

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation              $  9,345,946
     Unrealized depreciation                (4,386,900)
                                          ------------
       Net unrealized appreciation        $  4,959,046
                                          ============

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                          -------------
       2008                             $   3,347,414
       2009                                11,079,118
       2010                                11,028,566
                                        -------------
                                        $  25,455,098
                                        =============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.60%
$500 million to $1 billion                     0.55%
$1 billion to $1.5 billion                     0.52%
Over $1.5 billion                              0.49%

For the six months ended June 30, 2005, as a result of the settlement with the New York Attorney General discussed in Note 6, the Fund's annualized effective investment advisory fee rate was 0.59%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.059%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was less than 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $831 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $28,102,128 and $33,374,307 of which $51,187 was U.S. Government securities.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

   HIGH-YIELD SECURITIES--Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $1,939 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Colonial Strategic Income Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                         (UNAUDITED)
                                         SIX MONTHS
                                            ENDED                             YEAR ENDED DECEMBER 31,
                                          JUNE 30,       ---------------------------------------------------------------
                                            2005           2004        2003          2002          2001          2000
                                         -----------     ---------   ---------     ---------     ---------     ---------
NET ASSET VALUE,
   BEGINNING OF PERIOD                   $      9.96     $    9.80   $    8.90     $    8.92     $    9.43     $   10.44
                                         -----------     ---------   ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (a)                       0.30          0.61        0.62          0.65          0.81(b)       0.97
Net realized and unrealized gain
   (loss) on investments
   and foreign currency                        (0.26)         0.39        1.03          0.10         (0.46)(b)     (0.96)
                                         -----------     ---------   ---------     ---------     ---------     ---------
     Total from Investment
       Operations                               0.04          1.00        1.65          0.75          0.35          0.01
                                         -----------     ---------   ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                        --         (0.84)      (0.75)        (0.75)        (0.84)        (0.99)
Return of capital                                 --            --          --         (0.02)        (0.02)        (0.03)
                                         -----------     ---------   ---------     ---------     ---------     ---------
     Total Distributions Declared
       to Shareholders                            --         (0.84)      (0.75)        (0.77)        (0.86)        (1.02)
                                         -----------     ---------   ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD           $     10.00     $    9.96   $    9.80     $    8.90     $    8.92     $    9.43
                                         ===========     =========   =========     =========     =========     =========
Total return (c)(d)                             0.40%(e)     10.16%      18.54%         8.41%         3.68%         0.16%
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (f)                                    0.72%(g)      0.80%       0.80%         0.76%         0.85%         0.76%
Net investment income (f)                       6.03%(g)      6.08%       6.42%         7.16%         8.42%(b)      9.36%
Portfolio turnover rate                           19%(e)       103%         61%           62%           62%           31%
Net assets, end of period (000's)        $    93,480     $ 102,612   $ 109,894     $ 106,415     $ 123,041     $ 143,629

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Columbia High Yield Fund, Variable Series / June 30, 2005

Columbia High Yield Fund, Variable Series seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

Jeffrey L. Rippey and Kurt M. Havnaer are portfolio managers for the fund. Mr. Rippey has managed or co-managed the fund and its predecessors since March 1998. Mr. Havnaer has co-managed the fund and its predecessor since September 2000.

During the six-month period ended June 30, 2005, the bond market remained relatively stable though there were some slight gains to be seen. Even though the Federal Reserve increased the federal funds rate by one percentage point to 3.25% during this period, long-term interest rates dropped by about three-tenths of one percentage point. The high-yield sector showed modest gains, with higher quality securities slightly outperforming lower quality credits. This pattern strengthened during the second quarter and was favorable to the fund, which finished the first half of the year roughly in line with its benchmark, the Merrill Lynch US High Yield, Cash Pay Only Index(1).

MIXED RESULTS FROM SECTOR ALLOCATIONS

The fund's performance relative to its benchmark was dependent not only on specific securities held during the period, but also on what sectors were underweighted. Some of these underweight sectors posted weak returns and therefore the fund wasn't affected as much by their poor performance. For instance, the fund had no exposure to air transportation, which underperformed during the six-month period. Record high fuel prices continue to plague the airlines. The fund was also underweight in the auto sector. While auto sales have held reasonably firm despite the high cost of oil, the deteriorating finances at Ford Motor and General Motors caused both companies to suffer credit downgrades in May and accelerated a flight to quality within the high-yield market. The fund had no exposure to either Ford Motor or General Motors.

   The fund's underweight position in the telecommunications sector, on the other hand, represented a missed opportunity. Many telecom companies have made demonstrable improvements to their balance sheets, and investors have responded by bidding up the prices for their bonds.

FOCUS ON INDIVIDUAL HOLDINGS

Individual companies from many different industries aided the fund with their strong performance over the past six months. Bonds of HCA (Hospital Corporation of America) performed well as the company's efforts to pay down its debt surpassed market expectations (1.4% of net assets). TECO Energy (a diversified holding company that includes Tampa Electric) performed well due in part to its success in divesting merchant power assets and returning to its core utility business (1.0% of net assets). Rogers Wireless advanced upon entering into an attractive merger (1.0% of net assets). Leading drill pipe supplier Grant Prideco benefited from the strong upturn in the energy sector (0.7% of net assets). As a result, Grant Prideco called one of its two bonds that the fund owned, at favorable terms.

   The portfolio also contained some disappointments. Cinemark USA, one of the country's largest movie exhibitors, suffered from reduced theater attendance (1.1% of net assets). Finlay Enterprises, which operates jewelry departments for several major retail chains, has been viewed cautiously by investors following the announcement that one of its larger clients is being acquired. More than 50% of Finlay's sales derive from its relationship with this retail chain, and the fate of that business once the retailer has been acquired is uncertain. We eliminated our position in Finlay by the end of the period. Finally, containers sector declined amid sluggish demand for corrugated boxes and declining prices for containerboards (1.4% of net assets).

ENCOURAGED BY CURRENT ECONOMIC CLIMATE

The fund did not make any fundamental changes to its portfolio structure during the period. We continue to believe that the current economic environment of stable growth and relatively low interest rates is favorable for the high-yield market. Steady growth has enabled many companies to improve their balance sheets and credit ratings. Within the high-yield market, the recent leadership of higher quality issues is an encouraging sign, because the average credit quality of our holdings is high relative to our peer group. While this stance caused our performance to lag somewhat in 2004, we are encouraged by the increasing number of portfolio holdings drawing closer to investment-grade status.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

An investment in the Columbia High Yield Fund, Variable Series may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high yield securities or "junk bonds" offers the potential for higher current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Holdings are disclosed as of June 30, 2005, and are subject to change.

(1) The Merrill Lynch US High Yield, Cash Pay Only Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

PERFORMANCE INFORMATION
Columbia High Yield Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                            (CUMULATIVE)
                              6-MONTH        1-YEAR       5-YEAR        LIFE
-------------------------------------------------------------------------------
Class A (03/03/98)                  1.15         7.97         6.41         5.85
Merrill Lynch
US High Yield,
Cash Pay Only Index(1)              1.22        10.64         7.83         5.62

Inception date of share class is in parenthesis.

NET ASSET VALUE PER SHARE ($)                            12/31/04     06/30/05
------------------------------------------------------------------------------
Class A                                                    9.55         9.66

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 03/03/98 - 06/30/05

                                         MERRILL LYNCH US HIGH
                      CLASS A SHARES   YIELD, CASH PAY ONLY INDEX
  3/3/1998                $   10,000                   $   10,000
 3/31/1998                $   10,146                   $   10,115
 4/30/1998                $   10,173                   $   10,163
 5/31/1998                $   10,223                   $   10,234
 6/30/1998                $   10,307                   $   10,285
 7/31/1998                $   10,442                   $   10,343
 8/31/1998                $   10,319                   $    9,897
 9/30/1998                $   10,586                   $    9,916
10/31/1998                $   10,543                   $    9,754
11/30/1998                $   10,901                   $   10,198
12/31/1998                $   10,959                   $   10,201
 1/31/1999                $   11,063                   $   10,302
 2/28/1999                $   11,011                   $   10,223
 3/31/1999                $   11,030                   $   10,311
 4/30/1999                $   11,152                   $   10,472
 5/31/1999                $   11,007                   $   10,400
 6/30/1999                $   10,974                   $   10,380
 7/31/1999                $   10,961                   $   10,396
 8/31/1999                $   10,845                   $   10,290
 9/30/1999                $   10,785                   $   10,251
10/31/1999                $   10,806                   $   10,190
11/30/1999                $   10,947                   $   10,306
12/31/1999                $   11,022                   $   10,360
 1/31/2000                $   10,938                   $   10,308
 2/29/2000                $   10,930                   $   10,317
 3/31/2000                $   10,871                   $   10,173
 4/30/2000                $   10,891                   $   10,176
 5/31/2000                $   10,866                   $   10,064
 6/30/2000                $   11,119                   $   10,236
 7/31/2000                $   11,211                   $   10,310
 8/31/2000                $   11,386                   $   10,436
 9/30/2000                $   11,394                   $   10,375
10/31/2000                $   11,223                   $   10,071
11/30/2000                $   11,062                   $    9,756
12/31/2000                $   11,426                   $    9,968
 1/31/2001                $   11,912                   $   10,562
 2/28/2001                $   12,027                   $   10,728
 3/31/2001                $   11,951                   $   10,587
 4/30/2001                $   11,942                   $   10,471
 5/31/2001                $   12,036                   $   10,672
 6/30/2001                $   11,838                   $   10,453
 7/31/2001                $   11,907                   $   10,615
 8/31/2001                $   12,049                   $   10,718
 9/30/2001                $   11,647                   $   10,031
10/31/2001                $   11,992                   $   10,326
11/30/2001                $   12,234                   $   10,661
12/31/2001                $   12,132                   $   10,585
 1/31/2002                $   12,181                   $   10,645
 2/28/2002                $   12,122                   $   10,542
 3/31/2002                $   12,225                   $   10,793
 4/30/2002                $   12,354                   $   10,965
 5/31/2002                $   12,314                   $   10,906
 6/30/2002                $   12,067                   $   10,130
 7/31/2002                $   11,906                   $    9,727
 8/31/2002                $   12,078                   $    9,970
 9/30/2002                $   12,006                   $    9,811
10/31/2002                $   12,031                   $    9,728
11/30/2002                $   12,397                   $   10,308
12/31/2002                $   12,464                   $   10,465
 1/31/2003                $   12,587                   $   10,766
 2/28/2003                $   12,704                   $   10,905
 3/31/2003                $   12,897                   $   11,188
 4/30/2003                $   13,234                   $   11,816
 5/31/2003                $   13,251                   $   11,944
 6/30/2003                $   13,443                   $   12,270
 7/31/2003                $   13,215                   $   12,095
 8/31/2003                $   13,244                   $   12,253
 9/30/2003                $   13,544                   $   12,580
 10/31/2003               $   13,708                   $   12,837
 11/30/2003               $   13,836                   $   13,014
 12/31/2003               $   14,006                   $   13,316
 1/31/2004                $   14,140                   $   13,524
 2/29/2004                $   14,202                   $   13,518
 3/31/2004                $   14,342                   $   13,613
 4/30/2004                $   14,201                   $   13,515
 5/31/2004                $   13,927                   $   13,299
 6/30/2004                $   14,048                   $   13,493
 7/31/2004                $   14,215                   $   13,678
 8/31/2004                $   14,488                   $   13,925
 9/30/2004                $   14,703                   $   14,119
10/31/2004                $   14,931                   $   14,387
11/30/2004                $   14,946                   $   14,532
12/31/2004                $   14,993                   $   14,749
 1/31/2005                $   14,962                   $   14,737
 2/28/2005                $   15,150                   $   14,945
 3/31/2005                $   14,743                   $   14,538
 4/30/2005                $   14,696                   $   14,387
 5/31/2005                $   14,963                   $   14,652
 6/30/2005                $   15,168                   $   14,930

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Merrill Lynch US High Yield, Cash Pay Only Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(1)  Index performance for the life of the fund is from March 3, 1998.

UNDERSTANDING YOUR EXPENSES
Columbia High Yield Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                              ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE       EXPENSES PAID         FUND'S ANNUALIZED
01/01/05 - 06/30/05        BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)     DURING THE PERIOD ($)    EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------
                             ACTUAL      HYPOTHETICAL     ACTUAL   HYPOTHETICAL    ACTUAL   HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------
Class A                     1,000.00       1,000.00      1,011.50    1,021.82       2.99        3.01              0.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Columbia High Yield Fund, Variable Series / June 30, 2005 (Unaudited)

                                                     PAR             VALUE
                                                --------------   --------------
CORPORATE FIXED-INCOME
   BONDS & NOTES--90.4%
BASIC MATERIALS--4.1%
CHEMICALS--1.8%
CHEMICALS - DIVERSIFIED--0.3%
EquiStar Chemicals LP
   10.125% 09/01/08                             $      155,000   $      167,788
   10.625% 05/01/11                                    180,000          199,800
                                                                 --------------
                                                                        367,588
                                                                 --------------
CHEMICALS - SPECIALTY--0.5%
Nalco Co.
   7.750% 11/15/11                                     625,000          664,844
                                                                 --------------
INDUSTRIAL - GASES--1.0%
Airgas, Inc.
   6.250% 07/15/14                                     785,000          800,700
   9.125% 10/01/11                                     350,000          378,437
                                                                 --------------
                                                                      1,179,137
                                                                 --------------
FOREST PRODUCTS & PAPER--1.2%
PAPER & RELATED PRODUCTS--1.2%
Boise Cascade LLC
   7.125% 10/15/14 (a)                               1,445,000        1,419,713
                                                                 --------------
IRON/STEEL--1.1%
STEEL - PRODUCERS--1.1%
Russel Metals, Inc.
   6.375% 03/01/14                                     850,000          813,875
United States Steel Corp.
   9.750% 05/15/10                                     500,000          538,750
                                                                 --------------
                                                                      1,352,625
                                                                 --------------

COMMUNICATIONS--12.8%
ADVERTISING--1.8%
ADVERTISING SALES--1.8%
Lamar Media Corp.
   7.250% 01/01/13                                   2,050,000        2,173,000
                                                                 --------------
MEDIA--8.6%
CABLE TV--4.3%
DirecTV Holdings LLC
   6.375% 06/15/15 (a)                                 115,000          114,281
   8.375% 03/15/13                                   1,476,000        1,630,980
EchoStar DBS Corp.
   5.750% 10/01/08                                     605,000          603,488
   6.625% 10/01/14                                   1,075,000        1,061,562
Rogers Cable, Inc.
   6.250% 06/15/13                                     625,000          623,438
   7.875% 05/01/12                                   1,110,000        1,207,125
                                                                 --------------
                                                                      5,240,874
                                                                 --------------
MULTIMEDIA--0.5%
Emmis Operating Co.
   6.875% 05/15/12                                     675,000          669,938
                                                                 --------------
PUBLISHING - PERIODICALS--2.9%
Dex Media West LLC
   5.875% 11/15/11                              $    1,730,000   $    1,704,050
R.H. Donnelley Finance Corp.
   10.875% 12/15/12 (a)                                510,000          594,150
   10.875% 12/15/12                                  1,100,000        1,281,500
                                                                 --------------
                                                                      3,579,700
                                                                 --------------
TELEVISION--0.9%
LIN Television Corp.
   6.500% 05/15/13                                   1,125,000        1,071,562
                                                                 --------------
TELECOMMUNICATIONS--2.4%
CELLULAR TELECOMMUNICATIONS--2.4%
Nextel Communications, Inc.
   5.950% 03/15/14                                     960,000          997,200
   6.875% 10/31/13                                      60,000           64,200
   7.375% 08/01/15                                     625,000          675,000
Rogers Wireless, Inc.
   7.500% 03/15/15                                     210,000          227,850
   8.000% 12/15/12                                     940,000        1,010,500
                                                                 --------------
                                                                      2,974,750
                                                                 --------------

CONSUMER CYCLICAL--21.1%
AUTO PARTS & EQUIPMENT--0.5%
AUTO/TRUCK PARTS & EQUIPMENT - ORIGINAL--0.5%
Accuride Corp.
   8.500% 02/01/15                                     275,000          268,813
TRW Automotive, Inc.
   9.375% 02/15/13                                     320,000          355,200
                                                                 --------------
                                                                        624,013
                                                                 --------------
ENTERTAINMENT--2.7%
MUSIC--0.6%
Warner Music Group
   7.375% 04/15/14                                     775,000          784,688
                                                                 --------------
RACETRACKS--1.0%
Speedway Motorsports, Inc.
   6.750% 06/01/13                                   1,190,000        1,234,625
                                                                 --------------
THEATERS--1.1%
Cinemark USA, Inc.
   9.000% 02/01/13                                   1,285,000        1,329,975
                                                                 --------------
HOME BUILDERS--2.6%
BUILDING - RESIDENTIAL/COMMERCIAL--2.6%
K. Hovnanian Enterprises, Inc.
   6.000% 01/15/10                                     315,000          309,488
   6.375% 12/15/14                                     270,000          266,625
   6.500% 01/15/14                                     400,000          400,000
KB Home
   5.875% 01/15/15                                     750,000          740,625
   7.750% 02/01/10                                     250,000          261,875
   8.625% 12/15/08                                     250,000          273,125
Toll Corp.
   8.250% 02/01/11                                     325,000          344,500
   8.250% 12/01/11                                     600,000          646,500
                                                                 --------------
                                                                      3,242,738
                                                                 --------------

                 See Accompanying Notes to Financial Statements.

                                                     PAR             VALUE
                                                --------------   --------------
LEISURE TIME--3.0%
CRUISE LINES--1.9%
Royal Caribbean Cruises Ltd.
   6.750% 03/15/08                              $      145,000   $      151,162
   6.875% 12/01/13                                     550,000          585,750
   8.750% 02/02/11                                   1,390,000        1,601,975
                                                                 --------------
                                                                      2,338,887
                                                                 --------------
LEISURE & RECREATIONAL PRODUCTS--1.1%
K2, Inc.
   7.375% 07/01/14                                     410,000          430,500
Leslie's Poolmart
   7.750% 02/01/13                                     850,000          858,500
                                                                 --------------
                                                                      1,289,000
                                                                 --------------
LODGING--8.7%
CASINO HOTELS--7.8%
Caesars Entertainment, Inc.
   7.875% 03/15/10                                   1,080,000        1,196,100
   8.875% 09/15/08                                     960,000        1,060,800
   9.375% 02/15/07                                     100,000          107,500
Kerzner International Ltd.
   8.875% 08/15/11                                   1,365,000        1,460,550
MGM Mirage
   6.000% 10/01/09                                   1,450,000        1,459,062
   8.500% 09/15/10                                     815,000          900,575
Station Casinos, Inc.
   6.500% 02/01/14                                   1,795,000        1,837,631
   6.875% 03/01/16                                     570,000          587,100
Wynn Las Vegas LLC
   6.625% 12/01/14                                     965,000          938,463
                                                                 --------------
                                                                      9,547,781
                                                                 --------------
HOTELS & MOTELS--0.9%
Starwood Hotels & Resorts
   Worldwide, Inc.
   7.375% 05/01/07                                     200,000          209,000
   7.875% 05/01/12                                     810,000          913,275
                                                                 --------------
                                                                      1,122,275
                                                                 --------------
RETAIL--3.6%
RETAIL - AUTOMOBILES--1.6%
AutoNation, Inc.
   9.000% 08/01/08                                   1,420,000        1,554,900
Group 1 Automotive, Inc.
   8.250% 08/15/13                                     450,000          454,500
                                                                 --------------
                                                                      2,009,400
                                                                 --------------
RETAIL - CONVENIENCE STORE--1.1%
Couche-Tard
   7.500% 12/15/13                                   1,235,000        1,306,012
                                                                 --------------
RETAIL - PROPANE DISTRIBUTORS--0.3%
Suburban Propane Partners LP
   6.875% 12/15/13                                     415,000          394,250
                                                                 --------------
RETAIL - RESTAURANTS--0.6%
Domino's, Inc.
   8.250% 07/01/11                                     650,000          698,750
                                                                 --------------

CONSUMER NON-CYCLICAL--17.1%
BEVERAGES--3.0%
BEVERAGES - NON-ALCOHOLIC--1.8%
Cott Beverages, Inc.
   8.000% 12/15/11                              $    2,010,000   $    2,140,650
                                                                 --------------
BEVERAGES - WINE/SPIRITS--1.2%
Constellation Brands, Inc.
   8.000% 02/15/08                                     575,000          613,813
   8.125% 01/15/12                                     825,000          880,687
   8.625% 08/01/06                                      25,000           26,500
                                                                 --------------
                                                                      1,521,000
                                                                 --------------
COMMERCIAL SERVICES--4.4%
COMMERCIAL SERVICES--1.6%
Iron Mountain, Inc.
   7.750% 01/15/15                                     530,000          535,300
   8.625% 04/01/13                                   1,420,000        1,469,700
                                                                 --------------
                                                                      2,005,000
                                                                 --------------
FUNERAL SERVICES & RELATED ITEMS--0.6%
Stewart Enterprises, Inc.
   6.250% 02/15/13 (a)                                 785,000          779,113
                                                                 --------------
PRIVATE CORRECTIONS--1.4%
Corrections Corp. of America
   6.250% 03/15/13                                     700,000          694,750
   7.500% 05/01/11                                     950,000          988,000
                                                                 --------------
                                                                      1,682,750
                                                                 --------------
RENTAL AUTO/EQUIPMENT--0.8%
United Rentals, Inc.
   7.000% 02/15/14                                     125,000          119,375
   7.750% 11/15/13                                     835,000          818,300
                                                                 --------------
                                                                        937,675
                                                                 --------------
FOOD--0.7%
FOOD - MISCELLANEOUS/DIVERSIFIED--0.7%
Del Monte Corp.
   6.750% 02/15/15 (a)                                 860,000          872,900
                                                                 --------------
HEALTHCARE SERVICES--6.3%
MEDICAL - HMO--1.2%
Coventry Health Care, Inc.
   5.875% 01/15/12                                   1,445,000        1,470,287
                                                                 --------------
MEDICAL - HOSPITALS--2.8%
HCA, Inc.
   6.950% 05/01/12                                   1,660,000        1,766,887
Triad Hospitals, Inc.
   7.000% 05/15/12                                     525,000          551,250
   7.000% 11/15/13                                   1,100,000        1,133,000
                                                                 --------------
                                                                      3,451,137
                                                                 --------------
MEDICAL - NURSING HOMES--0.5%
Extendicare Health Services, Inc.
   6.875% 05/01/14                                     640,000          635,200
   9.500% 07/01/10                                      45,000           48,713
                                                                 --------------
                                                                        683,913
                                                                 --------------
MEDICAL - OUTPATIENT/HOME MEDICAL--0.7%
Select Medical Corp.
   7.625% 02/01/15 (a)                                 820,000          807,700
                                                                 --------------

                 See Accompanying Notes to Financial Statements.

                                                     PAR             VALUE
                                                --------------   --------------
MEDICAL PRODUCTS--1.1%
Fisher Scientific International, Inc.
   6.750% 08/15/14                              $    1,310,000   $    1,372,225
                                                                 --------------
HOUSEHOLD PRODUCTS/WARES--1.2%
CONSUMER PRODUCTS - MISCELLANEOUS--1.2%
Scotts Co.
   6.625% 11/15/13                                   1,375,000        1,430,000
                                                                 --------------
PHARMACEUTICALS--1.5%
MEDICAL - WHOLESALE DRUG DISTRIBUTION--0.4%
AmerisourceBergen Corp.
   8.125% 09/01/08                                     505,000          548,556
                                                                 --------------
PHARMACY SERVICES--1.1%
Omnicare, Inc.
   6.125% 06/01/13                                     945,000          935,550
   8.125% 03/15/11                                     370,000          390,813
                                                                 --------------
                                                                      1,326,363
                                                                 --------------

ENERGY--14.6%
COAL--3.5%
COAL--3.5%
Arch Western Finance LLC
   6.750% 07/01/13                                   1,900,000        1,961,750
Peabody Energy Corp.
   5.875% 04/15/16                                     375,000          375,000
   6.875% 03/15/13                                   1,905,000        2,028,825
                                                                 --------------
                                                                      4,365,575
                                                                 --------------
OIL & GAS SERVICES--2.4%
OIL - FIELD SERVICES--1.7%
Hornbeck Offshore Services, Inc.
   6.125% 12/01/14                                     875,000          881,563
Universal Compression, Inc.
   7.250% 05/15/10                                   1,195,000        1,245,787
                                                                 --------------
                                                                      2,127,350
                                                                 --------------
OIL FIELD MACHINERY & EQUIPMENT--0.7%
Grant Prideco, Inc.
   9.000% 12/15/09                                     725,000          793,875
                                                                 --------------
OIL & GAS--6.8%
OIL & GAS DRILLING--0.9%
Pride International, Inc.
   7.375% 07/15/14                                   1,025,000        1,121,094
                                                                 --------------
OIL COMPANIES - EXPLORATION & PRODUCTION--5.9%
Chesapeake Energy Corp.
   6.375% 06/15/15 (a)                                 815,000          833,337
   7.500% 09/15/13                                     735,000          790,125
   7.750% 01/15/15                                     550,000          594,000
Newfield Exploration Co.
   6.625% 09/01/14                                   1,800,000        1,881,000
Plains Exploration & Production Co.
   7.125% 06/15/14                                   1,020,000        1,091,400
Pogo Producing Co.
   6.625% 03/15/15 (a)                                 345,000          355,350
   8.250% 04/15/11                                     455,000          483,438
Vintage Petroleum, Inc.
   7.875% 05/15/11                              $      650,000   $      685,750
   8.250% 05/01/12                                     465,000          502,200
                                                                 --------------
                                                                      7,216,600
                                                                 --------------
PIPELINES--1.9%
PIPELINES--1.9%
MarkWest Energy Partners LP
   6.875% 11/01/14 (a)                                 545,000          539,550
Williams Companies, Inc.
   7.125% 09/01/11                                     565,000          611,612
   8.125% 03/15/12                                   1,060,000        1,213,700
                                                                 --------------
                                                                      2,364,862
                                                                 --------------

FINANCIALS--1.5%
REAL ESTATE INVESTMENT TRUSTS--1.5%
REITs - DIVERSIFIED--0.9%
iStar Financial, Inc.
   5.125% 04/01/11                                     965,000          965,531
   7.000% 03/15/08                                      85,000           89,863
                                                                 --------------
                                                                      1,055,394
                                                                 --------------
REITs - HOTELS--0.6%
Host Marriott LP
   6.375% 03/15/15 (a)                                 745,000          737,550
                                                                 --------------

INDUSTRIALS--14.3%
AEROSPACE & DEFENSE--2.2%
AEROSPACE/DEFENSE - EQUIPMENT--0.9%
TransDigm, Inc.
   8.375% 07/15/11                                   1,025,000        1,078,812
                                                                 --------------
ELECTRONICS - MILITARY--1.3%
L-3 Communications Corp.
   6.125% 07/15/13                                     655,000          658,275
   7.625% 06/15/12                                     960,000        1,022,400
                                                                 --------------
                                                                      1,680,675
                                                                 --------------
ENVIRONMENTAL CONTROL--1.2%
NON-HAZARDOUS WASTE DISPOSAL--1.2%
Allied Waste North America, Inc.
   6.375% 04/15/11                                     825,000          787,875
   6.500% 11/15/10                                     560,000          551,600
   Series B,
   9.250% 09/01/12                                      67,000           72,025
                                                                 --------------
                                                                      1,411,500
                                                                 --------------
HAND/MACHINE TOOLS--0.5%
MACHINE TOOLS & RELATED PRODUCTS--0.5%
Kennametal, Inc.
   7.200% 06/15/12                                     490,000          546,727
                                                                 --------------
MACHINERY - DIVERSIFIED--1.3%
MACHINERY - GENERAL INDUSTRY--1.3%
Manitowoc Co., Inc.
   7.125% 11/01/13                                     435,000          451,856
Westinghouse Air Brake
   Technologies Corp.
   6.875% 07/31/13                                   1,135,000        1,160,538
                                                                 --------------
                                                                      1,612,394
                                                                 --------------

                 See Accompanying Notes to Financial Statements.

                                                     PAR             VALUE
                                                --------------   --------------
PACKAGING & CONTAINERS--6.1%
CONTAINERS - METAL/GLASS--4.7%
Ball Corp.
   6.875% 12/15/12                              $    2,030,000   $    2,136,575
   7.750% 08/01/06                                     100,000          103,625
Owens-Brockway Glass Container
   6.750% 12/01/14                                     125,000          127,031
   8.875% 02/15/09                                     290,000          309,575
Owens-Illinois, Inc.
   7.500% 05/15/10                                   1,275,000        1,338,750
Silgan Holdings, Inc.
   6.750% 11/15/13                                   1,735,000        1,774,038
                                                                 --------------
                                                                      5,789,594
                                                                 --------------
CONTAINERS - PAPER/PLASTIC--1.4%
Jefferson Smurfit Corp.
   8.250% 10/01/12                                     400,000          403,000
Smurfit-Stone Container Corp.
   8.375% 07/01/12                                     535,000          540,350
Stone Container Finance
   7.375% 07/15/14                                     875,000          822,500
                                                                 --------------
                                                                      1,765,850
                                                                 --------------
TRANSPORTATION--3.0%
TRANSPORTATION - MARINE--2.2%
Overseas Shipholding Group
   8.250% 03/15/13                                     590,000          616,550
Teekay Shipping Corp.
   8.875% 07/15/11                                   1,835,000        2,087,312
                                                                 --------------
                                                                      2,703,862
                                                                 --------------
TRANSPORTATION - SERVICES--0.8%
Offshore Logistics, Inc.
   6.125% 06/15/13                                   1,070,000        1,031,213
                                                                 --------------

TECHNOLOGY--1.0%
SEMICONDUCTORS--1.0%
ELECTRONIC COMPONENTS - SEMICONDUCTORS--1.0%
Freescale Semiconductor, Inc.
   6.875% 07/15/11                                   1,165,000        1,237,812
                                                                 --------------

UTILITIES--3.9%
ELECTRIC--3.9%
ELECTRIC - GENERATION--2.5%
AES Corp.
   7.750% 03/01/14                                   1,680,000        1,818,600
Texas Genco LLC
   6.875% 12/15/14 (a)                               1,200,000        1,263,000
                                                                 --------------
                                                                      3,081,600
                                                                 --------------
ELECTRIC - INTEGRATED--1.4%
Nevada Power Co.
   5.875% 01/15/15 (a)                                 275,000          275,000
   6.500% 04/15/12                                     200,000          208,000
NorthWestern Corp.
   5.875% 11/01/14 (a)                                  50,000           50,750
TECO Energy, Inc.
   6.750% 05/01/15 (a)                          $      575,000   $      608,063
   7.000% 05/01/12                                     595,000          641,112
                                                                 --------------
                                                                      1,782,925
                                                                 --------------
TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $110,912,670)                                           111,150,658
                                                                 --------------

                                                    UNITS
                                                --------------
WARRANTS (b)--0.0%
COMMUNICATIONS--0.0%
TELECOMMUNICATIONS--0.0%
CELLULAR TELECOMMUNICATIONS--0.0%
UbiquiTel, Inc.
   Expires 04/15/10(a)                                      50                1
                                                                 --------------
INDUSTRIALS--0.0%
TRANSPORTATION--0.0%
TRANSPORTATION - TRUCKS--0.0%
QDI LLC
   Expires 01/15/07 (a)(c)                                 153              588
                                                                 --------------
TOTAL WARRANTS
   (cost of $2,500)                                                         589
                                                                 --------------

                                                     PAR
                                                --------------
SHORT-TERM OBLIGATION--8.4%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 06/30/05, due 07/01/05
   at 2.700%, collateralized by a
   U.S. Treasury Bond maturing
   04/15/10, market value of
   $10,511,100 (repurchase
   proceeds $10,303,773)                        $   10,303,000       10,303,000
                                                                 --------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $10,303,000)                                             10,303,000
                                                                 --------------
TOTAL INVESTMENTS--98.8%
   (cost of $121,218,170) (d)                                       121,454,247
                                                                 --------------
OTHER ASSETS & LIABILITIES, NET--1.2%                                 1,533,259
                                                                 --------------
NET ASSETS--100.0%                                               $  122,987,506
                                                                 ==============

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities, which do not include illiquid securities, amounted to $9,251,046, which represents 7.5% of net assets.
(b)  Non-income producing security.
(c) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(d)  Cost for federal income tax purposes is $121,634,235.

                 See Accompanying Notes to Financial Statements.

At June 30, 2005, the asset allocation of the Fund is as follows:

                                                  % OF
ASSET ALLOCATION                                NET ASSETS
----------------                                ----------
Corporate Fixed-Income Bonds & Notes               90.4%
Warrants                                            0.0
Short-Term Obligation                               8.4
Other Assets & Liabilities, Net                     1.2
                                                ----------
                                                  100.0%
                                                ==========

            ACRONYM               NAME
            -------               ----
             REIT      Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Columbia High Yield Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at cost                                                   $    121,218,170
                                                                       ----------------
Investments, at value                                                  $    121,454,247
Cash                                                                                435
Receivable for:
   Fund shares sold                                                             159,636
   Interest                                                                   2,040,803
Expense reimbursement/waiver due from Investment Advisor/Distributor             20,989
Deferred Trustees' compensation plan                                              3,368
                                                                       ----------------
     TOTAL ASSETS                                                           123,679,478
                                                                       ----------------
LIABILITIES:
Payable for:
   Investments purchased                                                        527,787
   Fund shares repurchased                                                       83,678
   Investment advisory fee                                                       56,645
   Transfer agent fee                                                               396
   Pricing and bookkeeping fees                                                   2,773
   Audit fee                                                                     11,377
   Custody fee                                                                      976
Deferred Trustees' fees                                                           3,368
Other liabilities                                                                 4,972
                                                                       ----------------
     TOTAL LIABILITIES                                                          691,972
                                                                       ----------------
NET ASSETS                                                             $    122,987,506
                                                                       ================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                        $    129,379,452
Undistributed net investment income                                           2,412,870
Accumulated net realized loss                                                (9,040,893)
Net unrealized appreciation on investments                                      236,077
                                                                       ----------------
NET ASSETS                                                             $    122,987,506
                                                                       ================
CLASS A:
Net assets                                                             $      8,571,566
Shares outstanding                                                              887,322
                                                                       ================
Net asset value per share                                              $           9.66
                                                                       ================
CLASS B:
Net assets                                                             $    114,415,940
Shares outstanding                                                           11,835,758
                                                                       ================
Net asset value per share                                              $           9.67
                                                                       ================

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Columbia High Yield Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest                                                               $      3,068,705
                                                                       ----------------
EXPENSES:
Investment advisory fee                                                         294,839
Distribution fee--Class B                                                       111,645
Transfer agent fee                                                                2,480
Pricing and bookkeeping fees                                                     17,356
Trustees' fees                                                                    3,533
Custody fee                                                                       4,854
Non-recurring costs (See Note 6)                                                  1,155
Other expenses                                                                   25,964
                                                                       ----------------
   Total Expenses                                                               461,826
Fees and expenses waived or reimbursed by Investment Advisor                    (53,329)
Fee waived by Distributor--Class B                                              (84,850)
Non-recurring costs assumed by Investment Advisor (See Note 6)                   (1,155)
Custody earnings credit                                                            (858)
                                                                       ----------------
   Net Expenses                                                                 321,634
                                                                       ----------------
Net Investment Income                                                         2,747,071
                                                                       ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                210,688
Net change in unrealized appreciation (depreciation) on investments          (1,474,954)
                                                                       ----------------
Net Loss                                                                     (1,264,266)
                                                                       ----------------
Net Increase in Net Assets from Operations                             $      1,482,805
                                                                       ================

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Columbia High Yield Fund, Variable Series

                                                                            (UNAUDITED)
                                                                             SIX MONTHS
                                                                               ENDED             YEAR ENDED
                                                                              JUNE 30,          DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                              2005                2004
----------------------------------                                        ----------------    ----------------
OPERATIONS:
Net investment income                                                     $      2,747,071    $      3,093,238
Net realized gain on investments and foreign currency transactions                 210,688             375,783
Net change in unrealized appreciation (depreciation) on investments
   and foreign currency translations                                            (1,474,954)            698,623
                                                                          ----------------    ----------------
        Net Increase from Operations                                             1,482,805           4,167,644
                                                                          ----------------    ----------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                              --            (566,446)
   Class B                                                                              --          (2,926,406)
                                                                          ----------------    ----------------
        Total Distributions Declared to Shareholders                                    --          (3,492,852)
                                                                          ----------------    ----------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                   335,694           3,321,916
   Distributions reinvested                                                             --             566,446
   Redemptions                                                                  (1,574,232)         (6,454,849)
                                                                          ----------------    ----------------
        Net Decrease                                                            (1,238,538)         (2,566,487)
                                                                          ----------------    ----------------
Class B:
   Subscriptions                                                                44,718,336          48,472,376
   Distributions reinvested                                                             --           2,926,406
   Redemptions                                                                  (3,459,291)         (8,511,450)
                                                                          ----------------    ----------------
        Net Increase                                                            41,259,045          42,887,332
                                                                          ----------------    ----------------
Net Increase from Share Transactions                                            40,020,507          40,320,845
                                                                          ----------------    ----------------
Total Increase in Net Assets                                                    41,503,312          40,995,637
NET ASSETS:
Beginning of period                                                             81,484,194          40,488,557
                                                                          ----------------    ----------------
End of period (including undistributed (overdistributed) net investment
   income of $2,412,870 and $(334,201), respectively)                     $    122,987,506    $     81,484,194
                                                                          ================    ================
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                    35,169             352,089
   Issued for distributions reinvested                                                  --              59,622
   Redemptions                                                                    (165,486)           (682,101)
                                                                          ----------------    ----------------
        Net Decrease                                                              (130,317)           (270,390)
                                                                          ----------------    ----------------
Class B:
   Subscriptions                                                                 4,694,965           5,089,040
   Issued for distributions reinvested                                                  --             306,985
   Redemptions                                                                    (362,834)           (902,982)
                                                                          ----------------    ----------------
        Net Increase                                                             4,332,131           4,493,043
                                                                          ----------------    ----------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Columbia High Yield Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Columbia High Yield Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary goal when consistent with the goal of high current income.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                            DECEMBER 31,
                                                2004
                                            ------------
Distributions paid from:
     Ordinary income                        $  3,492,852
     Long-term capital gains                          --

Unrealized appreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation                $  1,245,901
     Unrealized depreciation                  (1,425,889)
                                            ------------
       Net unrealized depreciation          $   (179,988)
                                            ============

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                               CAPITAL LOSS
     EXPIRATION                             CARRYFORWARD
     ----------                             ------------
        2007                                $  1,061,194
        2008                                   2,794,418
        2009                                   4,226,387
        2010                                     260,165
        2011                                     908,941
                                            ------------
                                            $  9,251,105
                                            ============

Of the capital loss carryforwards attributable to the Fund, $7,971,674 ($1,027,358 expiring 12/31/07, $2,734,633 expiring 12/31/08, $4,075,815 expiring
12/31/09 and $133,868 expiring 12/31/10) remain from the Fund's merger with Colonial High Yield Securities Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                               0.60%
Next $500 million                              0.55%
Over $1.5 billion                              0.50%

For the six months ended June 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.60%.

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund. The Fund is not charged a fee for these services.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee based on the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
Under $50 million                            $   25,000
$50 million to $200 million                  $   35,000
$200 million to $500 million                 $   50,000
$500 million to $1 billion                   $   85,000
Over $1 billion                              $  125,000

The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.035%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $5,000.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Effective January 1, 2005, Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60% annually of the Fund's average daily net assets. Prior to January 1, 2005, Columbia voluntarily reimbursed certain fees of the Fund at an annual rate up to 0.27% of the Fund's average daily net assets. For the six months ended June 30, 2005, fees reimbursed by Columbia amounted to 0.11% of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to waive Class B distribution fees at an annual rate of 0.19% of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $790 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $51,641,599 and $13,414,041, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   HIGH-YIELD SECURITIES--Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $1,155 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Columbia High Yield Fund, Variable Series--Class A Shares (a)

Selected data for a share outstanding throughout each period is as follows:

                                          (UNAUDITED)
                                          SIX MONTHS
                                             ENDED                           YEAR ENDED DECEMBER 31,
                                            JUNE 30,      ------------------------------------------------------------
                                              2005          2004         2003         2002         2001         2000
                                          -----------     --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD      $      9.55     $   9.42     $   8.96     $   9.29     $   9.35     $   9.70
                                          -----------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.26(b)      0.54(b)      0.56(b)      0.59         0.64(c)      0.69
Net realized and unrealized gain (loss)
   on investments and foreign currency          (0.15)        0.11         0.52        (0.35)       (0.07)(c)    (0.35)
                                          -----------     --------     --------     --------     --------     --------
     Total from Investment Operations            0.11         0.65         1.08         0.24         0.57         0.34
                                          -----------     --------     --------     --------     --------     --------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                         --        (0.52)       (0.60)       (0.57)       (0.63)       (0.69)
From net realized gains                            --           --        (0.02)          --           --           --
                                          -----------     --------     --------     --------     --------     --------
     Total Distributions Declared
       to Shareholders                             --        (0.52)       (0.62)       (0.57)       (0.63)       (0.69)
                                          -----------     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD            $      9.66     $   9.55     $   9.42     $   8.96     $   9.29     $   9.35
                                          ===========     ========     ========     ========     ========     ========
Total return (d)(e)(f)                           1.15%(g)     7.07%       12.37%        2.74%        6.18%        3.66%
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)                                     0.60%(i)     0.60%        0.77%        1.68%        1.60%        1.60%
Net investment income (h)                        5.63%(i)     5.71%        6.06%        6.46%        6.89%(c)     7.29%
Waiver/reimbursement                             0.11%(i)     0.16%        0.36%        1.68%        1.63%        1.58%
Portfolio turnover rate                            15%(g)       38%         112%          49%          54%          46%
Net assets, end of period (000's)         $     8,572     $  9,722     $ 12,132     $  2,197     $  2,421     $  2,188

(a) The information shown in this table for the periods prior to April 14, 2003, relates to shares of the Galaxy VIP Columbia High Yield Fund II, the predecessor to the Columbia High Yield Fund, Variable Series.
(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 (which is reflected in the amounts shown above) on the net investment income per share, the net realized and unrealized gain
     (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01) and 0.25%, respectively.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Columbia International Fund, Variable Series / June 30, 2005

Columbia International Fund, Variable Series seeks long-term growth.

Penelope L. Burgess and Deborah F. Snee are the fund's portfolio managers. Ms. Burgess and Ms. Snee have co-managed the fund since July 2004. Ms. Burgess has been with the advisor and its predecessors or affiliate organizations since 1993. Ms. Snee has been with the advisor and its predecessors or affiliate organizations since 1999.

International equity markets produced mixed returns during the first half of 2005, as investors came to terms with rising oil prices and the potential for a slowdown in global economic growth. In this environment, the portfolio had relatively strong returns in Europe, Singapore and Hong Kong. The portfolio suffered, however, from investments in Japan, a market that performed poorly. Underexposure to Australia also held back results. In addition, the portfolio had no exposure to Royal Dutch and missed out on the stock's strong returns, the result of higher oil prices. Performance was also negatively affected by the appreciation of the US dollar, which eroded investment returns that were denominated in local currencies and then converted to the dollar.

ENERGY STOCKS DROVE PERFORMANCE

Oil prices rose 35% during this six-month period, and the portfolio's overweight position in the energy sector made a positive contribution to performance. Returns were enhanced by OMV AG, an Austria-based oil and gas producer that is gaining access to central and Eastern Europe through acquisitions (0.4% of net assets). The portfolio also benefited from Canada's EnCana Corp., one of the largest oil and gas exploration companies in North America (0.9% of net assets). EnCana's reported annual production growth and operating margins are significantly above its industry peers.

TWO PRIMARY THEMES INFLUENCED STOCK SELECTION

We emphasized companies that we believed were likely to raise their dividend payouts and/or benefit from increased capital expenditures. As a result, we were overweight in the industrials sector, and the fund's investment in Vinci SA, a French construction company, was one of the top stocks in the portfolio (1.3% of net assets). We also added investments in health care, favoring beaten down pharmaceuticals that were selling at attractive valuations and that had solid prospects for growth. We added to AstraZeneca (United Kingdom), which had been an underperformer, and invested in Sanofi-Aventis (France) (1.6% and 1.2% of net assets, respectively). Both companies rose in value.

   We sold some long-term holdings that had been leaders for more than a year. We eliminated Alpha Bank, a financial services company located in Greece, due to slower lending growth and rising costs. We also sold Erste Bank, an Austrian bank facing increased competition from western European banks. We were concerned that Erste Bank would not be able to sustain its high level of earnings growth in a softening economy.

A BIGGER PRESENCE IN ASIA ADDED TO RETURNS

We significantly boosted the weight in Singapore from 0.3% of net assets at the end of December 2004 to 2.6% of net assets at the end of June 2005. We favored Singapore because its economy appeared to be more resilient than other Asian economies. We felt that consumers were poised to increase their spending and believed that many Singaporean companies had the potential to increase their earnings and dividend payouts. In addition, valuations were attractive, with many stocks selling at significant discounts to their peers. The fund's companies in Singapore were some of the best performers. We also raised exposure to Hong Kong, an area that benefited from a stronger economy and a particularly vibrant real estate sector.

EUROPE AND JAPAN REMAIN ATTRACTIVE

Moving into the second half of 2005, we plan to continue seeking large companies that have the potential to increase their dividend payouts. We will also maintain our emphasis on companies that we believe will benefit from capital spending. Despite the forecasts for a slower economy in Europe, we believe there are opportunities in several markets. We are also fairly optimistic about Japan. Economic data, such as rising consumer confidence and higher bank loan demand, we believe favors Japan. We intend to keep at least a benchmark weight in the country.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

An investment in the Columbia International Fund, Variable Series may present certain risks, including stock market fluctuations that occur in response to economic and business developments. International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Since the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

Holdings are disclosed as of June 30, 2005 and are subject to change.

PERFORMANCE INFORMATION

Columbia International Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                                                  (CUMULATIVE)
                                                     6-MONTH        1-YEAR       5-YEAR      10-YEAR
----------------------------------------------------------------------------------------------------
Class A (05/02/94)                                      -2.11         8.76        -2.16         3.70
MSCI EAFE Index                                         -1.17        13.65        -0.55         5.22
MSCI All Country
  World ex US Index                                      0.32        16.95         0.76         5.82

Inception date of share class is in parenthesis.

NET ASSET VALUE PER SHARE ($)                                                 12/31/04     06/30/05
---------------------------------------------------------------------------------------------------
Class A                                                                         1.90         1.86

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 07/01/95 - 06/30/05

                     CLASS A SHARES   MSCI ALL COUNTRY WORLD EX US INDEX      MSCI EAFE INDEX
  7/1/1995               $   10,000                           $   10,000           $   10,000
 7/31/1995               $   10,552                           $   10,568           $   10,623
 8/31/1995               $   10,552                           $   10,201           $   10,218
 9/30/1995               $   10,718                           $   10,376           $   10,418
10/31/1995               $   10,552                           $   10,099           $   10,137
11/30/1995               $   10,717                           $   10,336           $   10,419
12/31/1995               $   10,994                           $   10,744           $   10,839
 1/31/1996               $   10,938                           $   10,891           $   10,883
 2/29/1996               $   10,938                           $   10,891           $   10,920
 3/31/1996               $   11,161                           $   11,094           $   11,152
 4/30/1996               $   11,775                           $   11,430           $   11,476
 5/31/1996               $   11,663                           $   11,259           $   11,265
 6/30/1996               $   11,719                           $   11,316           $   11,328
 7/31/1996               $   11,272                           $   10,940           $   10,998
 8/31/1996               $   11,440                           $   11,005           $   11,022
 9/30/1996               $   11,552                           $   11,278           $   11,315
10/31/1996               $   11,273                           $   11,165           $   11,200
11/30/1996               $   11,719                           $   11,596           $   11,645
12/31/1996               $   11,611                           $   11,462           $   11,495
 1/31/1997               $   11,671                           $   11,251           $   11,093
 2/28/1997               $   11,790                           $   11,457           $   11,275
 3/31/1997               $   11,790                           $   11,433           $   11,315
 4/30/1997               $   11,731                           $   11,529           $   11,375
 5/31/1997               $   12,620                           $   12,241           $   12,116
 6/30/1997               $   13,271                           $   12,917           $   12,783
 7/31/1997               $   13,331                           $   13,178           $   12,990
 8/31/1997               $   12,404                           $   12,141           $   12,020
 9/30/1997               $   12,879                           $   12,797           $   12,693
10/31/1997               $   11,751                           $   11,708           $   11,717
11/30/1997               $   11,395                           $   11,562           $   11,598
12/31/1997               $   11,232                           $   11,695           $   11,698
 1/31/1998               $   11,611                           $   12,045           $   12,233
 2/28/1998               $   12,178                           $   12,848           $   13,018
 3/31/1998               $   12,936                           $   13,293           $   13,419
 4/30/1998               $   13,188                           $   13,388           $   13,525
 5/31/1998               $   13,188                           $   13,146           $   13,459
 6/30/1998               $   12,873                           $   13,096           $   13,561
 7/31/1998               $   13,251                           $   13,220           $   13,698
 8/31/1998               $   11,313                           $   11,356           $   12,001
 9/30/1998               $   10,807                           $   11,117           $   11,633
10/31/1998               $   11,628                           $   12,282           $   12,845
11/30/1998               $   12,260                           $   12,941           $   13,503
12/31/1998               $   12,686                           $   13,388           $   14,035
 1/31/1999               $   12,686                           $   13,373           $   13,992
 2/28/1999               $   12,433                           $   13,073           $   13,659
 3/31/1999               $   12,877                           $   13,705           $   14,229
 4/30/1999               $   13,638                           $   14,390           $   14,805
 5/31/1999               $   13,003                           $   13,714           $   14,043
 6/30/1999               $   13,764                           $   14,345           $   14,590
 7/31/1999               $   14,272                           $   14,682           $   15,024
 8/31/1999               $   14,399                           $   14,733           $   15,079
 9/30/1999               $   14,462                           $   14,833           $   15,232
10/31/1999               $   14,843                           $   15,385           $   15,803
11/30/1999               $   15,794                           $   16,001           $   16,351
12/31/1999               $   17,833                           $   17,527           $   17,820
 1/31/2000               $   16,747                           $   16,575           $   16,688
 2/29/2000               $   17,387                           $   17,023           $   17,137
 3/31/2000               $   17,642                           $   17,663           $   17,802
 4/30/2000               $   16,300                           $   16,677           $   16,865
 5/31/2000               $   15,980                           $   16,250           $   16,454
 6/30/2000               $   16,044                           $   16,943           $   17,097
 7/31/2000               $   15,533                           $   16,273           $   16,381
 8/31/2000               $   15,724                           $   16,475           $   16,523
 9/30/2000               $   15,224                           $   15,561           $   15,719
10/31/2000               $   14,706                           $   15,066           $   15,348
11/30/2000               $   14,253                           $   14,389           $   14,772
12/31/2000               $   14,541                           $   14,880           $   15,297
 1/31/2001               $   14,089                           $   15,103           $   15,289
 2/28/2001               $   13,033                           $   13,907           $   14,142
 3/31/2001               $   11,979                           $   12,924           $   13,199
 4/30/2001               $   12,582                           $   13,803           $   14,116
 5/31/2001               $   12,205                           $   13,422           $   13,618
 6/30/2001               $   12,055                           $   12,906           $   13,061
 7/31/2001               $   11,678                           $   12,620           $   12,823
 8/31/2001               $   11,527                           $   12,307           $   12,499
 9/30/2001               $   10,773                           $   11,001           $   11,233
10/31/2001               $   10,849                           $   11,309           $   11,520
11/30/2001               $   11,000                           $   11,826           $   11,945
12/31/2001               $   11,000                           $   11,979           $   12,016
 1/31/2002               $   10,473                           $   11,466           $   11,378
 2/28/2002               $   10,624                           $   11,548           $   11,458
 3/31/2002               $   10,850                           $   12,224           $   12,132
 4/30/2002               $   11,001                           $   12,255           $   12,157
 5/31/2002               $   11,001                           $   12,388           $   12,311
 6/30/2002               $   10,850                           $   11,853           $   11,821
 7/31/2002               $    9,870                           $   10,697           $   10,654
 8/31/2002               $    9,870                           $   10,698           $   10,630
 9/30/2002               $    9,267                           $    9,564           $    9,488
10/31/2002               $    9,493                           $   10,077           $    9,998
11/30/2002               $    9,568                           $   10,562           $   10,452
12/31/2002               $    9,531                           $   10,221           $   10,100
 1/31/2003               $    9,153                           $    9,862           $    9,679
 2/28/2003               $    9,153                           $    9,662           $    9,458
 3/31/2003               $    9,229                           $    9,474           $    9,272
 4/30/2003               $    9,834                           $   10,388           $   10,181
 5/31/2003               $   10,439                           $   11,049           $   10,798
 6/30/2003               $   10,590                           $   11,355           $   11,059
 7/31/2003               $   10,665                           $   11,657           $   11,327
 8/31/2003               $   10,892                           $   12,005           $   11,600
 9/30/2003               $   11,273                           $   12,341           $   11,957
10/31/2003               $   11,878                           $   13,141           $   12,702
11/30/2003               $   12,105                           $   13,427           $   12,984
12/31/2003               $   12,918                           $   14,451           $   13,998
 1/31/2004               $   13,224                           $   14,684           $   14,195
 2/29/2004               $   13,453                           $   15,057           $   14,523
 3/31/2004               $   13,606                           $   15,150           $   14,605
 4/30/2004               $   13,072                           $   14,679           $   14,275
 5/31/2004               $   12,996                           $   14,726           $   14,323
 6/30/2004               $   13,225                           $   15,046           $   14,637
 7/31/2004               $   12,689                           $   14,608           $   14,161
 8/31/2004               $   12,689                           $   14,725           $   14,223
 9/30/2004               $   12,860                           $   15,199           $   14,595
10/31/2004               $   13,319                           $   15,728           $   15,092
11/30/2004               $   14,161                           $   16,819           $   16,123
12/31/2004               $   14,692                           $   17,541           $   16,831
 1/31/2005               $   14,306                           $   17,239           $   16,523
 2/28/2005               $   14,924                           $   18,089           $   17,237
 3/31/2005               $   14,615                           $   17,599           $   16,804
 4/30/2005               $   14,305                           $   17,164           $   16,409
 5/31/2005               $   14,305                           $   17,272           $   16,417
 6/30/2005               $   14,384                           $   17,599           $   16,637

The graph compares the results of a hypothetical $10,000 investment in the fund with the indexes. The Indexes are unmanaged and returns for the indexes and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. Beginning in 2005, the Fund's benchmark was changed to MSCI EAFE Index. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI All Country World ex US Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the United States. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES
Columbia International Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00 which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE        EXPENSES PAID         FUND'S ANNUALIZED
01/01/05 - 06/30/05       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
                            ACTUAL     HYPOTHETICAL      ACTUAL   HYPOTHETICAL    ACTUAL   HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
Class A                    1,000.00      1,000.00         978.92     1,020.08       4.66        4.76               0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Columbia International Fund, Variable Series / June 30, 2005 (Unaudited)

                                                                                       SHARES           VALUE
                                                                                   --------------   --------------
COMMON STOCKS--97.2%
CONSUMER DISCRETIONARY--13.2%
AUTO COMPONENTS--1.1%
Continental AG                                                                              6,500   $      466,795
Denso Corp.                                                                                13,700          311,521
                                                                                                    --------------
                                                                                                           778,316
                                                                                                    --------------
AUTOMOBILES--2.5%
Nissan Motor Co., Ltd.                                                                     26,000          255,998
Renault SA                                                                                  6,300          553,070
Toyota Motor Corp.                                                                         24,800          886,819
                                                                                                    --------------
                                                                                                         1,695,887
                                                                                                    --------------
HOTELS, RESTAURANTS & LEISURE--1.1%
Accor SA                                                                                    3,600          167,978
Carnival Corp.                                                                              4,700          256,385
City Development Ltd.                                                                      36,000          159,603
Compass Group PLC                                                                          31,500          132,132
                                                                                                    --------------
                                                                                                           716,098
                                                                                                    --------------
HOUSEHOLD DURABLES--3.2%
Daiwa House Industry Co., Ltd.                                                             20,000          228,078
Koninklijke (Royal) Phillips
   Electronics NV                                                                          23,900          600,375
Matsushita Electric Industrial
   Co., Ltd.                                                                               35,000          531,166
Pioneer Corp.                                                                              12,100          181,936
Sekisui Chemical Co., Ltd.                                                                 29,000          198,952
Sharp Corp.                                                                                19,000          295,808
Sony Corp.                                                                                  3,700          127,440
                                                                                                    --------------
                                                                                                         2,163,755
                                                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS--0.9%
Fuji Photo Film Co., Ltd.                                                                  14,000          455,542
Sega Sammy Holdings, Inc.                                                                   3,100          189,350
                                                                                                    --------------
                                                                                                           644,892
                                                                                                    --------------
MEDIA--3.1%
British Sky Broadcasting Group PLC                                                         35,600          335,462
JC Decaux SA (a)                                                                            8,800          222,498
News Corp., Class B                                                                        22,650          381,879
Pearson PLC                                                                                61,200          717,866
Reed Elsevier PLC                                                                          14,200          135,558
Vivendi Universal SA                                                                        9,700          303,453
                                                                                                    --------------
                                                                                                         2,096,716
                                                                                                    --------------
SPECIALTY RETAIL--0.4%
Kingfisher PLC                                                                             22,700           99,494
Yamada Denki Co., Ltd.                                                                      3,300          188,857
                                                                                                    --------------
                                                                                                           288,351
                                                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS--0.9%
Burberry Group PLC                                                                         47,300          340,468
Swatch Group AG, Registered Shares                                                          8,500          242,093
                                                                                                    --------------
                                                                                                           582,561
                                                                                                    --------------

CONSUMER STAPLES--10.6%
BEVERAGES--2.0%
Diageo PLC                                                                                 67,143          986,512
SABMiller PLC                                                                               9,166          142,604
Scottish & Newcastle PLC                                                                   27,909   $      230,984
                                                                                                    --------------
                                                                                                         1,360,100
                                                                                                    --------------
FOOD & STAPLES RETAILING--0.9%
FamilyMart Co., Ltd.                                                                        3,500          100,196
Lawson, Inc.                                                                                2,800           97,589
Tesco PLC                                                                                  72,602          413,491
                                                                                                    --------------
                                                                                                           611,276
                                                                                                    --------------
FOOD PRODUCTS--3.7%
Cadbury Schweppes PLC                                                                      17,400          165,619
Nestle SA, Registered Shares                                                                5,811        1,483,044
Royal Numico NV (a)                                                                         8,712          347,086
Unilever PLC                                                                               55,840          536,631
                                                                                                    --------------
                                                                                                         2,532,380
                                                                                                    --------------
HOUSEHOLD PRODUCTS--1.9%
Kao Corp.                                                                                  19,000          447,736
Reckitt Benckiser PLC                                                                      27,627          811,642
                                                                                                    --------------
                                                                                                         1,259,378
                                                                                                    --------------
TOBACCO--2.1%
British American Tobacco PLC                                                               21,460          414,471
Imperial Tobacco Group PLC                                                                 21,689          582,419
Japan Tobacco, Inc.                                                                            34          453,212
                                                                                                    --------------
                                                                                                         1,450,102
                                                                                                    --------------

ENERGY--9.4%
ENERGY EQUIPMENT & SERVICES--0.7%
Saipem S.p.A.                                                                              17,100          229,623
Stolt Offshore SA (a)                                                                      27,400          247,683
                                                                                                    --------------
                                                                                                           477,306
                                                                                                    --------------
OIL, GAS & CONSUMABLE FUELS--8.7%
BG Group PLC                                                                               54,771          448,811
BP PLC                                                                                    153,300        1,593,946
EnCana Corp.                                                                               15,800          622,190
ENI S.p.A.                                                                                 40,300        1,033,581
OMV AG                                                                                        700          304,163
Shell Transport & Trading Co., PLC                                                         77,100          746,803
Total SA                                                                                    5,100        1,193,095
                                                                                                    --------------
                                                                                                         5,942,589
                                                                                                    --------------

FINANCIALS--22.8%
CAPITAL MARKETS--1.3%
Credit Suisse Group,
   Registered Shares                                                                        7,000          274,256
Deutsche Bank AG,
   Registered Shares                                                                        4,369          340,301
Nomura Holdings, Inc.                                                                      22,000          261,266
                                                                                                    --------------
                                                                                                           875,823
                                                                                                    --------------
COMMERCIAL BANKS--15.3%
ABN AMRO Holding NV                                                                        17,023          417,565
Anglo Irish Bank Corp., PLC                                                                28,800          356,727
Australia & New Zealand Banking
   Group Ltd.                                                                              29,200          481,534
Banco Bilbao Vizcaya Argentaria SA                                                         26,700          410,395
Banco de Sabadell SA                                                                       15,762          405,537
Banco Popolare di Verona e Novara                                                          23,100          392,864

                 See Accompanying Notes to Financial Statements.

                                                                                       SHARES           VALUE
                                                                                   --------------   --------------
Banco Popular Espanol SA                                                                   40,850   $      492,125
Bank of Ireland                                                                            22,949          368,569
Barclays PLC                                                                               88,170          874,758
BNP Paribas SA                                                                              6,591          450,155
DNB NOR ASA                                                                                46,600          482,879
HBOS PLC                                                                                   19,100          293,899
HSBC Holdings PLC                                                                          66,900        1,066,136
KBC Group NV                                                                                2,159          169,969
Mitsubishi Tokyo Financial
   Group, Inc.                                                                                 49          413,700
Mitsui Trust Holdings, Inc.                                                                10,000          102,038
Mizuho Financial Group, Inc.                                                                  103          463,933
National Bank of Greece SA                                                                  8,155          277,884
Resona Holdings, Inc. (a)                                                                  71,000          131,897
Royal Bank of Scotland Group PLC                                                           33,420        1,006,296
Skandinaviska Enskilda Banken AB,
   Class A                                                                                 16,800          278,587
Sumitomo Mitsui Financial
   Group, Inc.                                                                                 71          478,431
UFJ Holdings, Inc. (a)                                                                         26          134,825
United Overseas Bank Ltd.                                                                  56,000          471,397
                                                                                                    --------------
                                                                                                        10,422,100
                                                                                                    --------------
CONSUMER FINANCE--0.9%
Aiful Corp.                                                                                 3,200          237,659
ORIX Corp.                                                                                  1,400          209,377
Takefuji Corp.                                                                              2,600          175,561
                                                                                                    --------------
                                                                                                           622,597
                                                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES--1.3%
Fortis                                                                                      7,747          214,122
ING Groep NV                                                                               15,557          437,221
Suncorp-Metway Ltd.                                                                        12,500          190,825
                                                                                                    --------------
                                                                                                           842,168
                                                                                                    --------------
INSURANCE--2.5%
Aegon NV                                                                                   11,271          145,152
Allianz AG, Registered Shares                                                               2,452          280,383
AXA                                                                                        11,300          280,735
Irish Life & Permanent PLC                                                                 12,109          211,652
Mitsui Sumitomo Insurance Co., Ltd.                                                        42,000          376,557
QBE Insurance Group Ltd.                                                                   15,500          188,578
Sampo Oyj, Class A                                                                         15,500          241,280
                                                                                                    --------------
                                                                                                         1,724,337
                                                                                                    --------------
REAL ESTATE--1.5%
Sun Hung Kai Properties Ltd.                                                               33,000          324,588
Swire Pacific Ltd., Class A                                                                52,000          457,957
United Overseas Land Ltd.                                                                   5,600            7,571
Wharf Holdings Ltd.                                                                        57,000          198,987
                                                                                                    --------------
                                                                                                           989,103
                                                                                                    --------------

HEALTH CARE--10.8%
HEALTH CARE EQUIPMENT & SUPPLIES--1.7%
GN Store Nord A/S                                                                          18,000          203,131
Smith & Nephew PLC                                                                         58,866          579,334
Synthes, Inc.                                                                               1,800          196,984
Terumo Corp.                                                                                5,600          160,884
                                                                                                    --------------
                                                                                                         1,140,333
                                                                                                    --------------
PHARMACEUTICALS--9.1%
Astellas Pharma, Inc.                                                                       5,000   $      170,662
AstraZeneca PLC                                                                            25,855        1,068,293
Eisai Co., Ltd.                                                                             6,200          207,692
GlaxoSmithKline PLC                                                                        60,889        1,468,945
Novartis AG, Registered Shares                                                             17,620          835,755
Roche Holding AG, Genusschein                                                               3,519          443,174
Sanofi-Aventis                                                                              9,990          817,023
Schering AG                                                                                 2,200          134,593
Shire Pharmaceuticals Group PLC                                                            23,200          253,987
Takeda Pharmaceutical Co., Ltd.                                                             9,600          474,729
Teva Pharmaceutical Industries
   Ltd., ADR                                                                               11,200          348,768
                                                                                                    --------------
                                                                                                         6,223,621
                                                                                                    --------------

INDUSTRIALS--11.2%
AEROSPACE & DEFENSE--0.3%
Singapore Technologies
   Engineering Ltd.                                                                       152,000          218,061
                                                                                                    --------------
AIR FREIGHT & LOGISTICS--0.3%
Deutsche Post AG, Registered Shares                                                         8,600          200,598
                                                                                                    --------------
BUILDING PRODUCTS--0.9%
Nippon Sheet Glass Co., Ltd.                                                               49,000          191,067
Wienerberger AG                                                                             9,591          444,458
                                                                                                    --------------
                                                                                                           635,525
                                                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES--0.8%
Randstad Holding NV                                                                        10,000          343,779
Securitas AB, Class B                                                                      10,400          173,101
                                                                                                    --------------
                                                                                                           516,880
                                                                                                    --------------
CONSTRUCTION & ENGINEERING--1.9%
Shimizu Corp.                                                                              95,000          440,142
Vinci SA                                                                                   10,580          879,205
                                                                                                    --------------
                                                                                                         1,319,347
                                                                                                    --------------
ELECTRICAL EQUIPMENT--0.9%
ABB Ltd. (a)                                                                               39,200          255,080
Mitsubishi Electric Corp.                                                                  62,000          326,983
                                                                                                    --------------
                                                                                                           582,063
                                                                                                    --------------
INDUSTRIAL CONGLOMERATES--2.2%
Hutchison Whampoa Ltd.                                                                     46,000          413,411
Keppel Corp., Ltd.                                                                         24,000          177,632
SembCorp Industries Ltd.                                                                  123,140          194,715
Siemens AG, Registered Shares                                                               3,349          243,213
Smiths Group PLC                                                                           28,491          468,488
                                                                                                    --------------
                                                                                                         1,497,459
                                                                                                    --------------
MACHINERY--1.0%
Atlas Copco AB, Class B                                                                    19,800          284,089
Komatsu Ltd.                                                                               55,000          424,701
                                                                                                    --------------
                                                                                                           708,790
                                                                                                    --------------
MARINE--0.3%
Kawasaki Kisen Kaisha Ltd.                                                                 39,000          229,782
                                                                                                    --------------
ROAD & RAIL--1.8%
Canadian National Railway Co.                                                               6,173          355,502
Canadian Pacific Railway Ltd.                                                               8,400          290,130

                 See Accompanying Notes to Financial Statements.

                                                                                       SHARES           VALUE
                                                                                   --------------   --------------
ComfortDelGro Corp., Ltd.                                                                 263,000   $      262,890
East Japan Railway Co.                                                                         54          276,881
                                                                                                    --------------
                                                                                                         1,185,403
                                                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS--0.8%
Mitsubishi Corp.                                                                           41,000          554,706
                                                                                                    --------------

INFORMATION TECHNOLOGY--6.2%
COMMUNICATIONS EQUIPMENT--1.6%
Nokia Oyj                                                                                  32,400          538,638
Tandberg ASA                                                                               13,800          147,207
Telefonaktiebolaget
   LM Ericsson, ADR                                                                        12,100          386,595
                                                                                                    --------------
                                                                                                         1,072,440
                                                                                                    --------------
COMPUTERS & PERIPHERALS--0.4%
Toshiba Corp.                                                                              73,000          289,327
                                                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
HOYA Corp.                                                                                  1,800          206,818
TDK Corp.                                                                                   3,100          210,396
                                                                                                    --------------
                                                                                                           417,214
                                                                                                    --------------
INTERNET SOFTWARE & SERVICES--0.3%
NIWS Co., Ltd. (a)                                                                            132          172,982
                                                                                                    --------------
OFFICE ELECTRONICS--0.7%
Canon, Inc.                                                                                 9,000          471,499
                                                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--1.3%
ARM Holdings PLC                                                                           90,700          183,255
Marvell Technology Group Ltd. (a)                                                           5,200          197,808
Samsung Electronics Co., Ltd.,
   Registered Shares, GDR                                                                   1,443          343,154
Taiwan Semiconductor Manufacturing
   Co., Ltd., ADR                                                                          21,000          191,520
                                                                                                    --------------
                                                                                                           915,737
                                                                                                    --------------
SOFTWARE--1.3%
Sage Group PLC                                                                            100,300          400,356
SAP AG                                                                                      2,912          505,288
                                                                                                    --------------
                                                                                                           905,644
                                                                                                    --------------

MATERIALS--2.9%
CHEMICALS--2.9%
BASF AG                                                                                     3,084          204,197
Novozymes A/S, Class B                                                                      4,150          205,038
Shin-Etsu Chemical Co., Ltd.                                                                7,900          298,612
Solvay SA                                                                                   1,800          184,606
Sumitomo Chemical Co., Ltd.                                                               101,000          462,428
Syngenta AG (a)                                                                             4,100          419,375
Teijin Ltd.                                                                                45,000          208,465
                                                                                                    --------------
                                                                                                         1,982,721
                                                                                                    --------------

TELECOMMUNICATION SERVICES--5.2%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.9%
BT Group PLC                                                                               65,529          268,861
Deutsche Telekom AG,
   Registered Shares                                                                       24,548          453,195
France Telecom SA                                                                          13,949   $      404,825
Koninklijke (Royal) KPN NV                                                                 17,078          142,894
Nippon Telegraph & Telephone Corp.                                                             50          214,342
Portugal Telecom, SGPS, SA,
   Registered Shares                                                                       22,000          209,384
Singapore Telecommunications Ltd.                                                         146,000          240,170
                                                                                                    --------------
                                                                                                         1,933,671
                                                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES--2.3%
China Mobile Hong Kong Ltd.                                                               100,000          369,738
NTT DoCoMo, Inc.                                                                              130          191,140
Vodafone Group PLC                                                                        418,800        1,017,530
                                                                                                    --------------
                                                                                                         1,578,408
                                                                                                    --------------

UTILITIES--4.9%
ELECTRIC UTILITIES--2.9%
E.ON AG                                                                                     4,474          396,792
Enel S.p.A.                                                                                61,675          535,499
Fortum Oyj                                                                                 25,400          406,894
Scottish & Southern Energy PLC                                                              9,900          178,986
Tokyo Electric Power Co., Inc.                                                             18,700          446,445
                                                                                                    --------------
                                                                                                         1,964,616
                                                                                                    --------------
GAS UTILITIES--0.4%
Tokyo Gas Co., Ltd.                                                                        78,000          291,278
                                                                                                    --------------
MULTI-UTILITIES--1.6%
National Grid Transco PLC                                                                  40,350          390,141
Veolia Environnement                                                                       17,800          665,676
                                                                                                    --------------
                                                                                                         1,055,817
                                                                                                    --------------
TOTAL COMMON STOCKS
   (cost of $57,331,683)                                                                                66,139,757
                                                                                                    --------------

INVESTMENT COMPANIES--0.8%
iShares MSCI Malaysia Index Fund                                                           24,800          171,616
iShares MSCI Taiwan Index Fund                                                             30,200          365,420
                                                                                                    --------------
TOTAL INVESTMENT COMPANIES
   (cost of $538,158)                                                                                      537,036
                                                                                                    --------------

PREFERRED STOCK--0.6%
CONSUMER DISCRETIONARY--0.6%
AUTOMOBILES--0.6%
Porsche AG                                                                                    526          393,912
                                                                                                    --------------
TOTAL PREFERRED STOCK
   (cost of $335,521)                                                                                      393,912
                                                                                                    --------------

                 See Accompanying Notes to Financial Statements.

                                                                                        PAR              VALUE
                                                                                   --------------   --------------
SHORT-TERM OBLIGATION--1.0%
Repurchase agreement with State Street
   Bank & Trust Co., dated 06/30/05, due
   07/01/05 at 2.700%, collateralized by a
   U.S. Treasury Bond maturing 05/15/17,
   market value of $699,613 (repurchase
   proceeds $685,051)                                                              $      685,000   $      685,000
                                                                                                    --------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $685,000)                                                                                      685,000
                                                                                                    --------------
TOTAL INVESTMENTS--99.6%
   (cost of $58,890,362) (b)                                                                            67,755,705
                                                                                                    --------------
OTHER ASSETS & LIABILITIES, NET--0.4%                                                                      296,845
                                                                                                    --------------
NET ASSETS--100.0%                                                                                  $   68,052,550
                                                                                                    ==============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $58,890,362.

The Fund was invested in the following countries at June 30, 2005:

SUMMARY OF SECURITIES                              % OF TOTAL
BY COUNTRY                            VALUE        INVESTMENTS
---------------------             -------------    -----------
United Kingdom                    $  18,354,179       27.1%
Japan                                14,857,404       21.9
France                                5,937,713        8.8
Switzerland                           3,952,777        5.8
Germany                               3,619,267        5.3
Netherlands                           2,434,072        3.6
Italy                                 2,191,567        3.2
United States*                        1,998,707        3.0
Hong Kong                             1,764,681        2.6
Singapore                             1,732,039        2.6
Spain                                 1,308,057        1.9
Canada                                1,267,822        1.9
Finland                               1,186,812        1.7
Sweden                                1,122,372        1.7
Ireland                                 936,948        1.4
Australia                               860,937        1.3
Austria                                 748,621        1.1
Norway                                  630,086        0.9
Belgium                                 568,697        0.8
Denmark                                 408,169        0.6
Israel                                  348,768        0.5
South Korea                             343,154        0.5
Greece                                  277,884        0.4
Panama                                  256,385        0.4
Luxembourg                              247,683        0.4
Portugal                                209,384        0.3
Taiwan                                  191,520        0.3
                                  -------------      -----
                                  $  67,755,705      100.0%
                                  =============      =====

* Includes Short-Term Obligation.

Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

At June 30, 2005, the Fund held investments in the following sectors:

                                                      % OF
SECTOR                                             NET ASSETS
------                                             ----------
Financials                                            22.8%
Consumer Discretionary                                13.8
Industrials                                           11.2
Health Care                                           10.8
Consumer Staples                                      10.6
Energy                                                 9.4
Information Technology                                 6.2
Telecommunication Services                             5.2
Utilities                                              4.9
Materials                                              2.9
Investment Companies                                   0.8
Short-Term Obligation                                  1.0
Other Assets & Liabilities, Net                        0.4
                                                     -----
                                                     100.0%
                                                     =====

          ACRONYM               NAME
          -------               ----
            ADR        American Depositary Receipt
            GDR        Global Depositary Receipt

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Columbia International Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at cost                                                             $  58,890,362
                                                                                 -------------
Investments, at value                                                            $  67,755,705
Cash                                                                                       804
Foreign currency (cost of $244,607)                                                    244,187
Receivable for:
  Investments sold                                                                      42,158
  Fund shares sold                                                                     118,096
  Interest                                                                                  51
  Dividends                                                                            104,321
  Foreign tax reclaim                                                                   43,829
Expense reimbursement due from Investment Advisor                                       10,251
Deferred Trustees' compensation plan                                                     6,543
                                                                                 -------------
    TOTAL ASSETS                                                                    68,325,945
                                                                                 -------------
LIABILITIES:
Payable for:
  Investments purchased                                                                169,675
  Fund shares repurchased                                                               16,703
  Investment advisory fee                                                               49,579
  Transfer agent fee                                                                       363
  Pricing and bookkeeping fees                                                           1,659
  Trustees' fees                                                                           583
  Audit fee                                                                              9,939
  Custody fee                                                                           11,346
  Distribution fee--Class B                                                              1,641
Deferred Trustees' fees                                                                  6,543
Other liabilities                                                                        5,364
                                                                                 -------------
    TOTAL LIABILITIES                                                                  273,395
                                                                                 -------------
NET ASSETS                                                                       $  68,052,550
                                                                                 =============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                  $  66,155,158
Undistributed net investment income                                                    814,929
Accumulated net realized loss                                                       (7,778,472)
Net unrealized appreciation (depreciation) on:
  Investments                                                                        8,865,343
  Foreign currency translations                                                         (4,408)
                                                                                 -------------
NET ASSETS                                                                       $  68,052,550
                                                                                 =============
CLASS A:
Net assets                                                                       $  62,163,820
Shares outstanding                                                                  33,360,892
                                                                                 =============
Net asset value per share                                                        $        1.86
                                                                                 =============
CLASS B:
Net assets                                                                       $   5,888,730
Shares outstanding                                                                   3,174,740
                                                                                 =============
Net asset value per share                                                        $        1.85
                                                                                 =============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Columbia International Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                        $   1,158,856
Interest                                                                                14,495
                                                                                 -------------
  Total Investment Income (net of foreign taxes withheld of $125,812)                1,173,351
                                                                                 -------------
EXPENSES:
Investment advisory fee                                                                310,456
Distribution fee--Class B                                                                7,642
Transfer agent fee                                                                       3,507
Pricing and bookkeeping fees                                                            19,024
Trustees' fees                                                                           4,282
Custody fee                                                                             39,228
Non-recurring costs (See Note 6)                                                           902
Other expenses                                                                          24,438
                                                                                 -------------
  Total Expenses                                                                       409,479
Fees and expenses waived or reimbursed by Investment Advisor                           (57,674)
Non-recurring costs assumed by Investment Advisor (See Note 6)                            (902)
Custody earnings credit                                                                   (149)
                                                                                 -------------
  Net Expenses                                                                         350,754
                                                                                 -------------
Net Investment Income                                                                  822,597
                                                                                 -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
  Investments                                                                        4,607,997
  Foreign currency transactions                                                        (92,770)
                                                                                 -------------
    Net realized gain                                                                4,515,227
                                                                                 -------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                                       (6,840,388)
  Foreign currency translations                                                         (7,846)
                                                                                 -------------
    Net change in unrealized appreciation (depreciation)                            (6,848,234)
                                                                                 -------------
Net Loss                                                                            (2,333,007)
                                                                                 -------------
Net Decrease in Net Assets from Operations                                       $  (1,510,410)
                                                                                 =============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Columbia International Fund, Variable Series

                                                                                  (UNAUDITED)
                                                                                  SIX MONTHS
                                                                                     ENDED         YEAR ENDED
                                                                                    JUNE 30,      DECEMBER 31,
                                                                                     2005             2004
                                                                                 -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                            $     822,597   $      736,608
Net realized gain on investments, foreign currency transactions and foreign
  capital gains tax                                                                  4,515,227       12,851,838
Net change in unrealized appreciation (depreciation) on investments, foreign
  currency translations and foreign capital gains tax                               (6,848,234)      (3,993,415)
                                                                                 -------------   --------------
       Net Increase (Decrease) from Operations                                      (1,510,410)       9,595,031
                                                                                 -------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A                                                                                   --         (812,607)
  Class B                                                                                   --          (62,958)
                                                                                 -------------   --------------
       Total Distributions Declared to Shareholders                                         --         (875,565)
                                                                                 -------------   --------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                                      1,547,895        2,715,897
  Distributions reinvested                                                                  --          812,607
  Redemptions                                                                       (8,408,946)     (16,270,373)
                                                                                 -------------   --------------
       Net Decrease                                                                 (6,861,051)     (12,741,869)
                                                                                 -------------   --------------
Class B:
  Subscriptions                                                                        201,420          504,785
  Distributions reinvested                                                                  --           62,958
  Redemptions                                                                         (961,221)      (1,363,336)
                                                                                 -------------   --------------
       Net Decrease                                                                   (759,801)        (795,593)
                                                                                 -------------   --------------
Net Decrease from Share Transactions                                                (7,620,852)     (13,537,462)
                                                                                 -------------   --------------
Total Decrease in Net Assets                                                        (9,131,262)      (4,817,996)
NET ASSETS:
Beginning of period                                                                 77,183,812       82,001,808
                                                                                 -------------   --------------
End of period (including undistributed (overdistributed) net investment income
  of $814,929 and $(7,668), respectively)                                        $  68,052,550   $   77,183,812
                                                                                 =============   ==============
CHANGES IN SHARES:
Class A:
  Subscriptions                                                                        823,549        1,543,162
  Issued for distributions reinvested                                                       --          432,171
  Redemptions                                                                       (4,464,656)      (9,365,532)
                                                                                 -------------   --------------
       Net Decrease                                                                 (3,641,107)      (7,390,199)
                                                                                 -------------   --------------
Class B:
  Subscriptions                                                                        107,487          302,309
  Issued for distributions reinvested                                                       --           33,751
  Redemptions                                                                         (514,847)        (790,682)
                                                                                 -------------   --------------
       Net Decrease                                                                   (407,360)        (454,622)
                                                                                 -------------   --------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Columbia International Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Columbia International Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                            DECEMBER 31,
                                                2004
                                            ------------
Distributions paid from:
     Ordinary income                          $ 875,565
     Long-term capital gains

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation               $ 10,446,002
     Unrealized depreciation                 (1,580,659)
                                           ------------
       Net unrealized appreciation         $  8,865,343
                                           ============

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                             CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2007                              $    339,440
       2008                                   668,968
       2009                                 6,672,015
       2010                                 3,027,462
       2011                                 1,060,264
                                         ------------
                                         $ 11,768,149
                                         ============

Of the capital loss carryforwards attributable to the Fund, $1,038,036 ($106,582 expiring 12/31/07, $585,442 expiring 12/31/08, $173,006 expiring 12/31/09 and
$173,006 expiring 12/31/10) remain from the Fund's merger with Colonial International Horizons Fund, Variable Series and $474,576 ($232,858 expiring 12/31/07, $83,526 expiring 12/31/08, $79,096 expiring 12/31/09 and $79,096 expiring 12/31/10) remain from the Fund's merger with Colonial Global Equity Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.87%
$500 million to $1 billion                     0.82%
$1 billion to $1.5 billion                     0.77%
$1.5 billion to $3 billion                     0.72%
$3 billion to $6 billion                       0.70%
Over $6 billion                                0.68%

For the six months ended June 30, 2005, as a result of the settlement with the New York Attorney General discussed in Note 6, the Fund's annualized effective investment advisory fee rate was 0.86%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.053%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Effective February 1, 2005, Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, and extraordinary expenses, if any) will not exceed 0.95%. Columbia, at its discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $779 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $22,712,504 and $29,572,568, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   ISSUER FOCUS--As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $902 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Columbia International Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                (UNAUDITED)
                                SIX MONTHS                                     YEAR ENDED DECEMBER 31,
                                   ENDED           --------------------------------------------------------------------------
                                 JUNE 30,
                                   2005              2004                2003              2002         2001          2000
                                -----------        ---------           ---------        ---------     ---------     ---------

NET ASSET VALUE,
  BEGINNING OF PERIOD           $      1.90        $    1.69           $    1.26        $    1.46     $    1.93     $    2.79
                                -----------        ---------           ---------        ---------     ---------     ---------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (a)              0.02             0.02                0.03             0.01          0.01          0.03
Net realized and unrealized
  gain (loss) on investments,
  foreign currency and
  foreign capital gains tax           (0.06)            0.21                0.42            (0.20)        (0.48)        (0.55)
                                -----------        ---------           ---------        ---------     ---------     ---------
    Total from Investment
      Operations                      (0.04)            0.23                0.45            (0.19)        (0.47)        (0.52)
                                -----------        ---------           ---------        ---------     ---------     ---------
LESS DISTRIBUTIONS DECLARED
  TO SHAREHOLDERS:
From net investment
  income                                 --            (0.02)              (0.02)           (0.01)           --         (0.04)
In excess of net investment
  income                                 --               --                  --               --            --            --(b)
From net realized gains                  --               --                  --               --            --         (0.30)
In excess of net realized
  gains                                  --               --                  --               --            --            --(b)
                                -----------        ---------           ---------        ---------     ---------     ---------
    Total Distributions
      Declared to
      Shareholders                       --            (0.02)              (0.02)           (0.01)           --         (0.34)
                                -----------        ---------           ---------        ---------     ---------     ---------
NET ASSET VALUE,
  END OF PERIOD                 $      1.86        $    1.90           $    1.69        $    1.26     $    1.46     $    1.93
                                ===========        =========           =========        =========     =========     =========
Total return (c)(d)                  (2.11)%(e)(f)     13.73%(f)(g)        35.54%(f)       (13.35)%      (24.35)%      (18.47)%
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL
  DATA:
Expenses (h)                           0.95%(i)         0.95%               0.97%            1.13%         1.23%         1.08%
Net investment income (h)              2.30%(i)         0.98%               1.84%            0.62%         0.41%         1.20%
Waiver/reimbursement                   0.16%(i)         0.21%               0.18%              --            --            --
Portfolio turnover rate                  32%(e)          101%                104%              39%           34%           76%
Net assets, end of period
  (000's)                       $    62,164        $  70,391           $  75,184        $  28,883     $  41,299     $  61,372

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Rounds to less than $0.01 per share.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Liberty Growth & Income Fund, Variable Series / June 30, 2005

Liberty Growth & Income Fund, Variable Series seeks long-term growth and income.

During the six-month period ended June 30, 2005, the fund was co-managed by Brian Cunningham, Gregory M. Miller and Richard Dahlberg. As of June 30, 2005, the fund's lead manager is Lori J. Ensinger and co-managers are David I. Hoffman, Noah J. Petrucci and Diane L. Sobin. Ms. Ensinger has been with Columbia Management Advisors, Inc. ("Columbia") or its affiliates since 2001. Mr. Hoffman has been with Columbia or its affiliates since August 2001. Mr. Petrucci has been with Columbia or its affiliates since February 2002. Ms. Sobin has been with Columbia or its affiliates since August 2001.

The fund delivered a modest but positive return for the first half of the year, reflecting a market that was generally directionless but one in which value stocks outpaced growth. Corporate profits continued their vigorous expansion. Yet, stock market returns were muted because of indications that the economy might be slowing under the weight of high energy prices and repeated interest rate hikes. Beginning in 2005, the fund's benchmark was changed from the S&P 500 Index to the Russell 1000 Value Index ("Russell")(1). We believe that the Russell, with its greater emphasis on companies with lower price-to-book ratios and lower forecasted growth rates, more accurately reflects the type of securities in which the fund invests.

UTILITIES, ENERGY AND HEALTH CARE WERE OUT FRONT

Rising prices for natural gas and continued progress in restructuring put further impetus behind the shares of TXU, the portfolio's best-performing utility (0.8% of net assets). TXU also sold off certain assets, allaying fears of dividend cuts and boosting its stock further.

   Five of the fund's energy holdings ranked among the fund's top ten performers during the period. Soaring prices for crude oil boosted shares of ConocoPhillips, Exxon Mobil, BP PLC, and Marathon Oil (3.2%, 4.4%, 2.0% and 0.7% of net assets, respectively). Halliburton, a leading provider of products and services to the energy industry, benefited from increased activity on the global energy market (0.5% of net assets).

   Health care stocks benefited as investors sought sectors that might do well in a slower growth environment. The fund enjoyed good results in Aetna and CIGNA, two leading health maintenance organizations (1.2% and 0.6% of net assets, respectively). Bausch & Lomb, maker of a broad line of eye care products and a recent addition to the portfolio, moved higher (0.3% of net assets). Health care giant Johnson & Johnson, which markets products for consumers and medical professionals, also rode renewed interest in the segment (0.8% of net assets).

TECHNOLOGY, FINANCIALS AND MATERIALS DECLINED

Technology stocks delivered some of the period's worst returns. International Business Machines saw shares fall sharply in April after earnings fell shy of investor expectations (0.9% of net assets). Printer maker Lexmark International suffered from slow sales of supplies (0.8% of net assets). Lexmark International and its competitors rely on continued revenue from ink cartridge sales to compensate for the narrow margins earned on printers. In addition, Hewlett Packard (not in the portfolio) is regaining market share it had lost to Lexmark.

   Technology has suffered primarily for two reasons. First, businesses seem to lack confidence in the durability of the current expansion and, second, a slowing of growth overseas. Consequently, firms that might otherwise be investing in technology have been holding back on capital expenditures, preferring to build up cash as they watch developments unfold. Financials also underperformed as capital markets and commercial lending remained relatively quiet.

   Dramatic growth in 2004 from China and India had created shortages and pushed up prices of materials and metals that year. Global demand has now eased, prices have slumped, and stocks of producers have followed. MeadWestvaco fell amid concerns that a slowing economy would shrink demand for its containerboard and cardboard boxes (1.2% of net assets). Weakness in the automotive industry hurt results at PPG Industries, a new holding for the fund, as sales of auto glass and paint pigments sank (0.4% of net assets).

FOCUSING ON VALUE AND RISING PROFITS

The fund is positioned to focus on attractively valued companies that offer earnings growth through margin expansion and revenue growth. We continue to seek out companies that produce rising returns on capital, and that return capital to shareholders through rising dividends and share repurchases.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall or may not approach the value the advisor has placed on it.

Holdings are disclosed as of June 30, 2005, and are subject to change.

(1) The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PERFORMANCE INFORMATION

Liberty Growth & Income Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                           (CUMULATIVE)
                              6-MONTH      1-YEAR     5-YEAR     10-YEAR
------------------------------------------------------------------------
Class A (07/05/94)               0.63        9.82       2.29       10.12
Russell 1000 Value Index         1.76       14.06       6.56       12.03
S&P 500 Index                   -0.81        6.32      -2.37        9.94

Inception date of share class is in parenthesis.

NET ASSET VALUE PER SHARE ($)                12/31/04    06/30/05
-----------------------------------------------------------------
Class A                                        15.82      15.92

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 07/01/95 - 06/30/05

               CLASS A SHARES              RUSSELL 1000 VALUE INDEX             S&P 500 INDEX
  7/1/1995           $ 10,000                              $ 10,000                  $ 10,000
 7/31/1995           $ 10,346                              $ 10,348                  $ 10,332
 8/31/1995           $ 10,305                              $ 10,494                  $ 10,358
 9/30/1995           $ 10,651                              $ 10,874                  $ 10,795
10/31/1995           $ 10,609                              $ 10,766                  $ 10,756
11/30/1995           $ 11,012                              $ 11,311                  $ 11,228
12/31/1995           $ 10,972                              $ 11,595                  $ 11,445
 1/31/1996           $ 11,265                              $ 11,957                  $ 11,834
 2/29/1996           $ 11,487                              $ 12,047                  $ 11,944
 3/31/1996           $ 11,549                              $ 12,252                  $ 12,059
 4/30/1996           $ 11,975                              $ 12,299                  $ 12,236
 5/31/1996           $ 12,259                              $ 12,453                  $ 12,552
 6/30/1996           $ 11,993                              $ 12,462                  $ 12,599
 7/31/1996           $ 11,416                              $ 11,991                  $ 12,043
 8/31/1996           $ 11,797                              $ 12,334                  $ 12,297
 9/30/1996           $ 12,374                              $ 12,825                  $ 12,989
10/31/1996           $ 12,684                              $ 13,322                  $ 13,347
11/30/1996           $ 13,590                              $ 14,287                  $ 14,357
12/31/1996           $ 13,367                              $ 14,105                  $ 14,072
 1/31/1997           $ 14,344                              $ 14,789                  $ 14,952
 2/28/1997           $ 14,334                              $ 15,006                  $ 15,068
 3/31/1997           $ 13,761                              $ 14,466                  $ 14,449
 4/30/1997           $ 14,494                              $ 15,073                  $ 15,312
 5/31/1997           $ 15,322                              $ 15,916                  $ 16,244
 6/30/1997           $ 15,904                              $ 16,599                  $ 16,972
 7/31/1997           $ 17,173                              $ 17,847                  $ 18,323
 8/31/1997           $ 16,581                              $ 17,212                  $ 17,297
 9/30/1997           $ 17,437                              $ 18,251                  $ 18,245
10/31/1997           $ 16,638                              $ 17,742                  $ 17,635
11/30/1997           $ 17,315                              $ 18,526                  $ 18,452
12/31/1997           $ 17,675                              $ 19,067                  $ 18,769
 1/31/1998           $ 17,870                              $ 18,796                  $ 18,978
 2/28/1998           $ 19,106                              $ 20,061                  $ 20,346
 3/31/1998           $ 20,071                              $ 21,289                  $ 21,388
 4/30/1998           $ 20,061                              $ 21,432                  $ 21,604
 5/31/1998           $ 19,562                              $ 21,115                  $ 21,232
 6/30/1998           $ 20,311                              $ 21,385                  $ 22,094
 7/31/1998           $ 19,909                              $ 21,009                  $ 21,860
 8/31/1998           $ 16,666                              $ 17,882                  $ 18,699
 9/30/1998           $ 17,435                              $ 18,909                  $ 19,897
10/31/1998           $ 18,923                              $ 20,374                  $ 21,515
11/30/1998           $ 20,073                              $ 21,324                  $ 22,819
12/31/1998           $ 21,235                              $ 22,049                  $ 24,133
 1/31/1999           $ 21,790                              $ 22,225                  $ 25,142
 2/28/1999           $ 20,920                              $ 21,912                  $ 24,360
 3/31/1999           $ 21,598                              $ 22,365                  $ 25,335
 4/30/1999           $ 22,196                              $ 24,454                  $ 26,315
 5/31/1999           $ 21,903                              $ 24,185                  $ 25,694
 6/30/1999           $ 23,180                              $ 24,887                  $ 27,120
 7/31/1999           $ 22,603                              $ 24,158                  $ 26,274
 8/31/1999           $ 22,355                              $ 23,261                  $ 26,145
 9/30/1999           $ 21,586                              $ 22,449                  $ 25,429
10/31/1999           $ 22,445                              $ 23,743                  $ 27,038
11/30/1999           $ 22,739                              $ 23,557                  $ 27,587
12/31/1999           $ 23,785                              $ 23,670                  $ 29,212
 1/31/2000           $ 22,503                              $ 22,899                  $ 27,746
 2/29/2000           $ 21,735                              $ 21,197                  $ 27,221
 3/31/2000           $ 23,881                              $ 23,783                  $ 29,884
 4/30/2000           $ 23,857                              $ 23,508                  $ 28,984
 5/31/2000           $ 23,737                              $ 23,754                  $ 28,390
 6/30/2000           $ 23,415                              $ 22,669                  $ 29,091
 7/31/2000           $ 23,583                              $ 22,952                  $ 28,637
 8/31/2000           $ 25,093                              $ 24,228                  $ 30,416
 9/30/2000           $ 24,508                              $ 24,451                  $ 28,810
10/31/2000           $ 24,682                              $ 25,053                  $ 28,689
11/30/2000           $ 23,490                              $ 24,123                  $ 26,428
12/31/2000           $ 24,645                              $ 25,332                  $ 26,558
 1/31/2001           $ 24,483                              $ 25,428                  $ 27,500
 2/28/2001           $ 24,321                              $ 24,721                  $ 24,992
 3/31/2001           $ 23,378                              $ 23,849                  $ 23,408
 4/30/2001           $ 23,796                              $ 25,017                  $ 25,227
 5/31/2001           $ 24,241                              $ 25,580                  $ 25,396
 6/30/2001           $ 23,674                              $ 25,012                  $ 24,778
 7/31/2001           $ 24,363                              $ 24,960                  $ 24,536
 8/31/2001           $ 24,214                              $ 23,959                  $ 23,000
 9/30/2001           $ 23,255                              $ 22,272                  $ 21,141
10/31/2001           $ 23,374                              $ 22,080                  $ 21,545
11/30/2001           $ 24,313                              $ 23,363                  $ 23,198
12/31/2001           $ 24,498                              $ 23,915                  $ 23,402
 1/31/2002           $ 24,089                              $ 23,731                  $ 23,060
 2/28/2002           $ 23,836                              $ 23,769                  $ 22,615
 3/31/2002           $ 24,940                              $ 24,893                  $ 23,465
 4/30/2002           $ 24,042                              $ 24,039                  $ 22,043
 5/31/2002           $ 24,011                              $ 24,159                  $ 21,880
 6/30/2002           $ 21,458                              $ 22,772                  $ 20,322
 7/31/2002           $ 19,694                              $ 20,655                  $ 18,739
 8/31/2002           $ 19,947                              $ 20,812                  $ 18,861
 9/30/2002           $ 17,078                              $ 18,497                  $ 16,811
10/31/2002           $ 18,544                              $ 19,868                  $ 18,290
11/30/2002           $ 19,962                              $ 21,120                  $ 19,368
12/31/2002           $ 19,122                              $ 20,203                  $ 18,231
 1/31/2003           $ 18,435                              $ 19,714                  $ 17,753
 2/28/2003           $ 17,412                              $ 19,188                  $ 17,487
 3/31/2003           $ 17,348                              $ 19,220                  $ 17,656
 4/30/2003           $ 18,609                              $ 20,912                  $ 19,111
 5/31/2003           $ 20,142                              $ 22,263                  $ 20,118
 6/30/2003           $ 20,605                              $ 22,541                  $ 20,376
 7/31/2003           $ 20,525                              $ 22,877                  $ 20,735
 8/31/2003           $ 20,876                              $ 23,234                  $ 21,139
 9/30/2003           $ 20,477                              $ 23,006                  $ 20,915
10/31/2003           $ 21,212                              $ 24,414                  $ 22,099
11/30/2003           $ 21,435                              $ 24,746                  $ 22,293
12/31/2003           $ 22,904                              $ 26,270                  $ 23,461
 1/31/2004           $ 23,242                              $ 26,733                  $ 23,893
 2/29/2004           $ 23,875                              $ 27,305                  $ 24,225
 3/31/2004           $ 23,777                              $ 27,065                  $ 23,859
 4/30/2004           $ 23,211                              $ 26,404                  $ 23,485
 5/31/2004           $ 23,227                              $ 26,674                  $ 23,806
 6/30/2004           $ 23,875                              $ 27,303                  $ 24,268
 7/31/2004           $ 23,438                              $ 26,918                  $ 23,465
 8/31/2004           $ 23,712                              $ 27,300                  $ 23,559
 9/30/2004           $ 24,063                              $ 27,723                  $ 23,813
10/31/2004           $ 24,306                              $ 28,184                  $ 24,178
11/30/2004           $ 25,342                              $ 29,610                  $ 25,157
12/31/2004           $ 26,054                              $ 30,602                  $ 26,012
 1/31/2005           $ 25,609                              $ 30,057                  $ 25,377
 2/28/2005           $ 26,433                              $ 31,052                  $ 25,910
 3/31/2005           $ 26,037                              $ 30,626                  $ 25,452
 4/30/2005           $ 25,675                              $ 30,078                  $ 24,968
 5/31/2005           $ 26,086                              $ 30,803                  $ 25,762
 6/30/2005           $ 26,218                              $ 31,138                  $ 25,792

The graph compares the results of a hypothetical $10,000 investment in the fund with the indexes. The Indexes are unmanaged and returns for the indexes and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The fund's primary benchmark was changed to the Russell 1000 Value Index. Previously, the fund's returns were compared to the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES
Liberty Growth & Income Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE        EXPENSES PAID         FUND'S ANNUALIZED
01/01/05 - 06/30/05       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
                            ACTUAL    HYPOTHETICAL        ACTUAL  HYPOTHETICAL    ACTUAL   HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
Class A                    1,000.00     1,000.00         1,006.30   1,020.83       3.98        4.01              0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not waived/reimbursed a portion of expenses, account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Liberty Growth & Income Fund, Variable Series / June 30, 2005 (Unaudited)

                                                                   SHARES          VALUE
                                                               -------------   -------------
COMMON STOCKS--99.6%
CONSUMER DISCRETIONARY--9.0%
HOTELS, RESTAURANTS & LEISURE--1.4%
Harrah's Entertainment, Inc.                                          12,778   $     920,910
McDonald's Corp.                                                      82,621       2,292,733
                                                                               -------------
                                                                                   3,213,643
                                                                               -------------
MEDIA--3.4%
Clear Channel
   Communications, Inc.                                               18,172         562,060
Comcast Corp., Class A (a)                                            35,767       1,098,047
McGraw-Hill Companies, Inc.                                           63,796       2,822,973
Time Warner, Inc. (a)                                                152,211       2,543,446
Viacom, Inc., Class A                                                 28,751         926,357
                                                                               -------------
                                                                                   7,952,883
                                                                               -------------
MULTILINE RETAIL--2.1%
Federated Department Stores, Inc.                                     43,204       3,165,989
J.C. Penney Co., Inc.                                                 32,613       1,714,792
                                                                               -------------
                                                                                   4,880,781
                                                                               -------------
SPECIALTY RETAIL--2.1%
Home Depot, Inc.                                                      71,708       2,789,441
Limited Brands, Inc.                                                  56,485       1,209,909
Sherwin-Williams Co.                                                  19,700         927,673
                                                                               -------------
                                                                                   4,927,023
                                                                               -------------

CONSUMER STAPLES--10.1%
BEVERAGES--2.4%
Diageo PLC, ADR                                                       25,857       1,533,320
PepsiCo, Inc.                                                         74,602       4,023,286
                                                                               -------------
                                                                                   5,556,606
                                                                               -------------
FOOD PRODUCTS--1.8%
Hershey Co.                                                           32,980       2,048,058
Kraft Foods, Inc., Class A                                            63,925       2,033,454
                                                                               -------------
                                                                                   4,081,512
                                                                               -------------
HOUSEHOLD PRODUCTS--2.4%
Clorox Co.                                                            41,167       2,293,825
Kimberly-Clark Corp.                                                  35,658       2,231,834
Procter & Gamble Co.                                                  21,394       1,128,534
                                                                               -------------
                                                                                   5,654,193
                                                                               -------------
PERSONAL PRODUCTS--1.2%
Gillette Co.                                                          54,482       2,758,424
                                                                               -------------
TOBACCO--2.3%
Altria Group, Inc.                                                    65,416       4,229,798
UST, Inc.                                                             22,530       1,028,720
                                                                               -------------
                                                                                   5,258,518
                                                                               -------------

ENERGY--12.8%
ENERGY EQUIPMENT & SERVICES--1.1%
Halliburton Co.                                                       25,724       1,230,122
Schlumberger Ltd.                                                     16,930       1,285,664
                                                                               -------------
                                                                                   2,515,786
                                                                               -------------
OIL, GAS & CONSUMABLE FUELS--11.7%
BP PLC, ADR                                                           74,682   $   4,658,663
ChevronTexaco Corp.                                                   36,120       2,019,831
ConocoPhillips                                                       126,886       7,294,676
Exxon Mobil Corp.                                                    176,894      10,166,098
Marathon Oil Corp.                                                    31,333       1,672,242
Royal Dutch Petroleum Co., N.Y
   Registered Shares                                                  19,271       1,250,688
                                                                               -------------
                                                                                  27,062,198
                                                                               -------------

FINANCIALS--29.0%
CAPITAL MARKETS--5.0%
A.G. Edwards, Inc.                                                    13,642         615,936
Bank of New York Co., Inc.                                           100,491       2,892,131
Franklin Resources, Inc.                                              16,830       1,295,573
Goldman Sachs Group, Inc.                                             27,451       2,800,551
Janus Capital Group, Inc.                                             74,250       1,116,720
Merrill Lynch & Co., Inc.                                             30,064       1,653,821
Morgan Stanley                                                        21,950       1,151,717
                                                                               -------------
                                                                                  11,526,449
                                                                               -------------
COMMERCIAL BANKS--7.6%
Marshall & Ilsley Corp.                                               14,681         652,570
National City Corp.                                                   34,401       1,173,762
North Fork Bancorporation, Inc.                                       20,761         583,177
PNC Financial Services
   Group, Inc.                                                        21,090       1,148,561
U.S. Bancorp                                                         161,209       4,707,303
Wachovia Corp.                                                        89,105       4,419,608
Wells Fargo & Co.                                                     79,305       4,883,601
                                                                               -------------
                                                                                  17,568,582
                                                                               -------------
CONSUMER FINANCE--0.8%
MBNA Corp.                                                            72,263       1,890,400
                                                                               -------------
DIVERSIFIED FINANCIAL SERVICES--6.3%
Citigroup, Inc.                                                      213,755       9,881,894
JPMorgan Chase & Co.                                                 133,792       4,725,533
                                                                               -------------
                                                                                  14,607,427
                                                                               -------------
INSURANCE--6.6%
Allstate Corp.                                                        23,517       1,405,141
Ambac Financial Group, Inc.                                           24,176       1,686,518
American International Group, Inc.                                    30,996       1,800,867
Chubb Corp.                                                           17,000       1,455,370
Hartford Financial Services
   Group, Inc.                                                        30,065       2,248,261
Lincoln National Corp.                                                63,436       2,976,417
Willis Group Holdings Ltd.                                            32,795       1,073,052
XL Capital Ltd., Class A                                              35,233       2,622,040
                                                                               -------------
                                                                                  15,267,666
                                                                               -------------
REAL ESTATE--2.1%
Archstone-Smith Trust, REIT                                           42,408       1,637,797
AvalonBay Communities, Inc.,
   REIT                                                               19,585       1,582,468
Kimco Realty Corp., REIT                                              28,873       1,700,908
                                                                               -------------
                                                                                   4,921,173
                                                                               -------------

                 See Accompanying Notes to Financial Statements.

                                                                   SHARES          VALUE
                                                               -------------   -------------
THRIFTS & MORTGAGE FINANCE--0.6%
Countrywide Financial Corp.                                           33,342   $   1,287,335
                                                                               -------------
HEALTH CARE--6.2%
HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
Bausch & Lomb, Inc.                                                    8,312         689,896
                                                                               -------------
HEALTH CARE PROVIDERS & SERVICES--1.8%
Aetna, Inc.                                                           32,588       2,698,938
CIGNA Corp.                                                           13,911       1,488,894
                                                                               -------------
                                                                                   4,187,832
                                                                               -------------
PHARMACEUTICALS--4.1%
GlaxoSmithKline PLC, ADR                                              24,323       1,179,909
Johnson & Johnson                                                     28,668       1,863,420
Merck & Co., Inc.                                                     62,340       1,920,072
Novartis AG, ADR                                                      29,243       1,387,288
Pfizer, Inc.                                                         110,005       3,033,938
                                                                               -------------
                                                                                   9,384,627
                                                                               -------------

INDUSTRIALS--12.8%
AEROSPACE & DEFENSE--3.4%
General Dynamics Corp.                                                29,522       3,233,840
United Technologies Corp.                                             88,380       4,538,313
                                                                               -------------
                                                                                   7,772,153
                                                                               -------------
COMMERCIAL SERVICES & SUPPLIES--1.9%
Cendant Corp.                                                         53,697       1,201,202
Republic Services, Inc.                                               20,959         754,734
Waste Management, Inc.                                                87,837       2,489,300
                                                                               -------------
                                                                                   4,445,236
                                                                               -------------
INDUSTRIAL CONGLOMERATES--6.1%
General Electric Co.                                                 275,788       9,556,054
Textron, Inc.                                                         58,913       4,468,551
                                                                               -------------
                                                                                  14,024,605
                                                                               -------------
MACHINERY--1.4%
Deere & Co.                                                           25,050       1,640,524
Eaton Corp.                                                           27,314       1,636,109
                                                                               -------------
                                                                                   3,276,633
                                                                               -------------

INFORMATION TECHNOLOGY--5.9%
COMMUNICATIONS EQUIPMENT--0.8%
Cisco Systems, Inc. (a)                                               33,501         640,204
Nokia Oyj, ADR                                                        77,644       1,291,996
                                                                               -------------
                                                                                   1,932,200
                                                                               -------------
COMPUTERS & PERIPHERALS--1.7%
International Business
   Machines Corp.                                                     26,851       1,992,344
Lexmark International, Inc.,
   Class A (a)                                                        28,863       1,871,189
                                                                               -------------
                                                                                   3,863,533
                                                                               -------------
IT SERVICES--1.6%
Accenture Ltd., Class A (a)                                          115,183       2,611,198
Automatic Data Processing, Inc.                                       27,377       1,149,013
                                                                               -------------
                                                                                   3,760,211
                                                                               -------------
OFFICE ELECTRONICS--0.7%
Xerox Corp. (a)                                                      110,678   $   1,526,250
                                                                               -------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--0.3%
Intel Corp.                                                           25,675         669,091
                                                                               -------------
SOFTWARE--0.8%
Microsoft Corp.                                                       72,372       1,797,720
                                                                               -------------

MATERIALS--4.2%
CHEMICALS--2.2%
Air Products & Chemicals, Inc.                                        69,327       4,180,418
PPG Industries, Inc.                                                  13,597         853,348
                                                                               -------------
                                                                                   5,033,766
                                                                               -------------
PAPER & FOREST PRODUCTS--2.0%
MeadWestvaco Corp.                                                    94,931       2,661,865
Weyerhaeuser Co.                                                      31,155       1,983,016
                                                                               -------------
                                                                                   4,644,881
                                                                               -------------

TELECOMMUNICATION SERVICES--4.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.5%
BellSouth Corp.                                                       69,709       1,852,168
SBC Communications, Inc.                                             202,285       4,804,269
Verizon Communications, Inc.                                         108,845       3,760,595
                                                                               -------------
                                                                                  10,417,032
                                                                               -------------

UTILITIES--5.1%
ELECTRIC UTILITIES--3.8%
American Electric Power Co., Inc.                                     34,677       1,278,541
Entergy Corp.                                                         34,619       2,615,466
Exelon Corp.                                                          42,758       2,194,768
FPL Group, Inc.                                                       31,570       1,327,834
PG&E Corp.                                                            38,830       1,457,678
                                                                               -------------
                                                                                   8,874,287
                                                                               -------------

INDEPENDENT POWER PRODUCERS &
   ENERGY TRADERS--0.8%
TXU Corp.                                                             20,853       1,732,676
                                                                               -------------
MULTI-UTILITIES--0.5%
Dominion Resources, Inc.                                              16,301       1,196,330
                                                                               -------------
TOTAL COMMON STOCKS
   (cost of $196,299,151)                                                        230,159,558
                                                                               -------------

INVESTMENT COMPANY--0.3%
iShares Russell 1000 Value
   Index Fund                                                         10,917         727,509
                                                                               -------------
TOTAL INVESTMENT COMPANY
   (cost of $709,929)                                                                727,509
                                                                               -------------

                 See Accompanying Notes to Financial Statements.

                                                                    PAR            VALUE
                                                               -------------   -------------
SHORT-TERM OBLIGATION--0.1%
Repurchase agreement with State
   Street Bank & Trust Co., dated
   06/30/05, due 07/01/05 at 2.700%,
   collateralized by a U.S. Treasury
   Bond maturing 05/15/17, market
   value of $173,100 (repurchase
   proceeds $169,013)                                          $     169,000   $     169,000
                                                                               -------------
TOTAL SHORT-TERM OBLIGATION
   (cost of $169,000)                                                                169,000
                                                                               -------------
TOTAL INVESTMENTS--100.0%
   (cost of $197,178,080) (b)                                                    231,056,067
                                                                               -------------
OTHER ASSETS & LIABILITIES, NET--0.0%                                                 11,885
                                                                               -------------
NET ASSETS--100.0%                                                             $ 231,067,952
                                                                               =============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $197,178,080.

At June 30, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
------                                         ----------
Financials                                        29.0%
Energy                                            12.8
Industrials                                       12.8
Consumer Staples                                  10.1
Consumer Discretionary                             9.0
Health Care                                        6.2
Information Technology                             5.9
Utilities                                          5.1
Telecommunication Services                         4.5
Materials                                          4.2
Investment Company                                 0.3
Short-Term Obligation                              0.1
Other Assets & Liabilities, Net                    0.0
                                                 -----
                                                 100.0%
                                                 =====

            ACRONYM              NAME
            -------              ----
              ADR     American Depositary Receipt
             REIT     Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Growth & Income Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at cost                                                          $   197,178,080
                                                                              ---------------
Investments, at value                                                         $   231,056,067
Cash                                                                                       49
Receivable for:
   Fund shares sold                                                                    23,423
   Interest                                                                                13
   Dividends                                                                          396,882
Expense reimbursement due from Investment Advisor/Distributor                           9,381
Deferred Trustees' compensation plan                                                   19,719
                                                                              ---------------
     TOTAL ASSETS                                                                 231,505,534
                                                                              ---------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                                            212,160
   Investment advisory fee                                                            149,353
   Transfer agent fee                                                                     595
   Pricing and bookkeeping fees                                                         5,409
   Distribution fee--Class B                                                            9,945
Deferred Trustees' fees                                                                19,719
Other liabilities                                                                      40,401
                                                                              ---------------
     TOTAL LIABILITIES                                                                437,582
                                                                              ---------------
NET ASSETS                                                                    $   231,067,952
                                                                              ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $   238,582,700
Undistributed net investment income                                                 1,934,808
Accumulated net realized loss                                                     (43,327,543)
Net unrealized appreciation on investments                                         33,877,987
                                                                              ---------------
NET ASSETS                                                                    $   231,067,952
                                                                              ===============

CLASS A:
Net assets                                                                    $   187,141,158
Shares outstanding                                                                 11,755,869
                                                                              ===============
Net asset value per share                                                     $         15.92
                                                                              ===============

CLASS B:
Net assets                                                                    $    43,926,794
Shares outstanding                                                                  2,765,523
                                                                              ===============
Net asset value per share                                                     $         15.88
                                                                              ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Growth & Income Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                     $     2,959,771
Interest                                                                                2,378
                                                                              ---------------
   Total Investment Income (net of foreign taxes withheld of $26,195)               2,962,149
                                                                              ---------------

EXPENSES:
Investment advisory fee                                                               910,752
Distribution fee--Class B                                                              56,035
Transfer agent fee                                                                      3,720
Pricing and bookkeeping fees                                                           33,899
Trustees' fees                                                                          5,391
Custody fee                                                                            11,254
Non-recurring costs (See Note 6)                                                        2,981
Other expenses                                                                         41,802
                                                                              ---------------
   Total Expenses                                                                   1,065,834
Fees and expenses waived or reimbursed by Investment Advisor                          (47,751)
Fees waived by Distributor--Class B                                                    (4,483)
Non-recurring costs assumed by Investment Advisor (See Note 6)                         (2,981)
                                                                              ---------------
   Net Expenses                                                                     1,010,619
                                                                              ---------------
Net Investment Income                                                               1,951,530
                                                                              ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                   15,748,919
Net change in unrealized appreciation (deprecation) on investments                (16,357,186)
                                                                              ---------------
Net Loss                                                                             (608,267)
                                                                              ---------------
Net Increase in Net Assets from Operations                                    $     1,343,263
                                                                              ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Growth & Income Fund, Variable Series

                                                                                          (UNAUDITED)
                                                                                          SIX MONTHS
                                                                                             ENDED            YEAR ENDED
                                                                                            JUNE 30,         DECEMBER 31,
                                                                                              2005               2004
                                                                                        ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                                                   $     1,951,530    $     4,158,446
Net realized gain on investments                                                             15,748,919         15,629,602
Net change in unrealized appreciation (depreciation) on investments                         (16,357,186)        12,488,990
                                                                                        ---------------    ---------------
        Net Increase from Operations                                                          1,343,263         32,277,038
                                                                                        ---------------    ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                           --         (3,575,650)
   Class B                                                                                           --           (703,626)
                                                                                        ---------------    ---------------
        Total Distributions Declared to Shareholders                                                 --         (4,279,276)
                                                                                        ---------------    ---------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                              1,911,167          4,999,188
   Distributions reinvested                                                                          --          3,575,650
   Redemptions                                                                              (22,589,900)       (41,791,870)
                                                                                        ---------------    ---------------
        Net Decrease                                                                        (20,678,733)       (33,217,032)
                                                                                        ---------------    ---------------
Class B:
   Subscriptions                                                                              1,096,590          2,762,038
   Distributions reinvested                                                                          --            703,626
   Redemptions                                                                               (3,784,421)        (6,672,090)
                                                                                        ---------------    ---------------
        Net Decrease                                                                         (2,687,831)        (3,206,426)
                                                                                        ---------------    ---------------
Net Decrease from Share Transactions                                                        (23,366,564)       (36,423,458)
                                                                                        ---------------    ---------------
Total Decrease in Net Assets                                                                (22,023,301)        (8,425,696)
                                                                                        ---------------    ---------------

NET ASSETS:
Beginning of period                                                                         253,091,253        261,516,949
                                                                                        ---------------    ---------------
End of period (including undistributed (overdistributed) net investment income of
   $1,934,808 and $(16,722), respectively)                                              $   231,067,952    $   253,091,253
                                                                                        ===============    ===============

CHANGES IN SHARES:
Class A:
   Subscriptions                                                                                121,047            341,822
   Issued for distributions reinvested                                                               --            226,127
   Redemptions                                                                               (1,430,346)        (2,834,667)
                                                                                        ---------------    ---------------
        Net Decrease                                                                         (1,309,299)        (2,266,718)
                                                                                        ---------------    ---------------
Class B:
   Subscriptions                                                                                 69,312            189,109
   Issued for distributions reinvested                                                               --             44,566
   Redemptions                                                                                 (239,617)          (452,411)
                                                                                        ---------------    ---------------
        Net Decrease                                                                           (170,305)          (218,736)
                                                                                        ---------------    ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Growth & Income Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Liberty Growth & Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth and income.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                            DECEMBER 31,
                                               2004
                                            ------------
Distributions paid from:
     Ordinary income                        $  4,279,276
     Long-term capital gains                          --

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation               $ 39,917,559
     Unrealized depreciation                 (6,039,572)
                                           ------------
       Net unrealized appreciation         $ 33,877,987
                                           ============

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2009                              $  5,586,639
       2010                                26,407,250
       2011                                26,847,476
                                         ------------
                                         $ 58,841,365
                                         ============

Of the capital loss carryforwards attributable to the Fund, $11,538,311 ($5,586,639 expiring 12/31/09 and $5,951,672 expiring 12/31/10) remain from the
Fund's merger with Liberty Value Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.77%
$500 million to $1 billion                     0.72%
$1 billion to $1.5 billion                     0.67%
$1.5 billion to $3 billion                     0.62%
$3 billion to $6 billion                       0.60%
Over $6 billion                                0.58%

For the six months ended June 30, 2005, as a result of the settlement with the New York Attorney General discussed in Note 6, the Fund's annualized effective investment advisory fee rate was 0.76%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.028%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was less than 0.01%

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Effective January 1, 2005, Columbia has voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund's average daily net assets. Prior to January 1, 2005, Columbia voluntarily reimbursed certain fees of the Fund at the annual rate of 0.11% of the Fund's average daily net assets. In addition, the Distributor has voluntarily agreed to waive Class B distribution fees at the annual rate of 0.02% of the Class B average daily net assets. Columbia or the Distributor, at their discretion, may revise or discontinue these arrangements any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six months ended on June 30, 2005, there were no such credits.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $876 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $50,537,904 and $72,506,949, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $2,981 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Liberty Growth & Income Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                     (UNAUDITED)
                                     SIX MONTHS
                                       ENDED                                     YEAR ENDED DECEMBER 31,
                                      JUNE 30,             -----------------------------------------------------------------
                                        2005                  2004                2003               2002           2001
                                     -----------           -----------        -----------        -----------     -----------
NET ASSET VALUE,
   BEGINNING OF PERIOD               $     15.82           $     14.15        $     11.97        $     15.55     $     18.27
                                     -----------           -----------        -----------        -----------     -----------

INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (a)                   0.13                  0.25               0.21               0.15            0.16
Net realized and unrealized gain
   (loss) on investments                   (0.03)                 1.70               2.16              (3.56)          (0.35)
                                     -----------           -----------        -----------        -----------     -----------
     Total from Investment
       Operations                           0.10                  1.95               2.37              (3.41)          (0.19)
                                     -----------           -----------        -----------        -----------     -----------

LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                    --                 (0.28)             (0.19)             (0.17)          (0.15)
In excess of net investment
   income                                     --                    --                 --                 --              --
From net realized gains                       --                    --                 --                 --           (2.34)
Return of capital                             --                    --                 --                 --           (0.04)
                                     -----------           -----------        -----------        -----------     -----------
     Total Distributions Declared
       to Shareholders                        --                 (0.28)             (0.19)             (0.17)          (2.53)
                                     -----------           -----------        -----------        -----------     -----------
NET ASSET VALUE, END OF PERIOD       $     15.92           $     15.82        $     14.15        $     11.97     $     15.55
                                     ===========           ===========        ===========        ===========     ===========
Total return (c)(d)                         0.63%(e)(f)          13.76%(e)          19.79%(e)         (21.95)%         (0.60)%

RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (g)                                0.80%(h)              0.76%              0.80%              0.88%           0.96%
Net investment income (g)                   1.67%(h)              1.68%              1.66%              1.08%           0.92%
Waiver/reimbursement                        0.04%(h)              0.11%              0.09%                --              --
Portfolio turnover rate                       21%(f)                37%                73%                69%             53%
Net assets, end of period (000's)    $   187,141           $   206,695        $   216,923        $   113,335     $   180,053

                                          YEAR ENDED DECEMBER 31,
                                          -----------------------
                                                   2000
                                                -----------
NET ASSET VALUE,
   BEGINNING OF PERIOD                          $     19.85
                                                -----------

INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (a)                              0.17
Net realized and unrealized gain
   (loss) on investments                               0.54
                                                -----------
     Total from Investment
       Operations                                      0.71
                                                -----------

LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                            (0.17)
In excess of net investment
   income                                                --(b)
From net realized gains                               (2.12)
Return of capital                                        --
                                                -----------
     Total Distributions Declared
       to Shareholders                                (2.29)
                                                -----------
NET ASSET VALUE, END OF PERIOD                  $     18.27
                                                ===========
Total return (c)(d)                                    3.60%

RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (g)                                           0.88%
Net investment income (g)                              0.85%
Waiver/reimbursement                                     --
Portfolio turnover rate                                 120%
Net assets, end of period (000's)               $   203,366

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Rounds to less than $0.01 per share.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Liberty S&P 500 Index Fund, Variable Series / June 30, 2005

Liberty S&P 500 Index Fund, Variable Series seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large US companies.

James May, a principal of State Street Global Advisors(SSgA), is the portfolio manager of the fund.

Effective August 22, 2005, Vikram J. Kurian, PhD, will begin managing the fund, replacing James May, a principal of SSgA. Dr. Kurian is a portfolio manager of Columbia Management and has been associated with Columbia Management or its predecessors since January 2000.

Large-company stocks ended the first half of 2005 in negative territory. Despite a strong second quarter, US stocks were driven down by investor concern over historically high oil prices and rising interest rates. The S&P 500 Index(1) returned negative 0.81% for the six-month period ended June 30, 2005, and the fund's performance was comparable to the index for the period.

   Mid-cap stocks outperformed both large- and small-cap stocks during the first half of the year as measured by the Russell indices. Value stocks gained ground relative to growth as the six-month period wore on. The S&P 500/Barra Value Index rose 0.09% while the S&P 500/Barra Growth Index returned negative 1.73%(2).

ENERGY AND UTILITY SECTORS WERE TOP PERFORMERS

Sector performance within the S&P 500 was mixed during this reporting period. Energy and utilities were the top performing sectors. Energy companies enjoyed ample pricing power. Utility stocks attracted investors because of their increasing income potential.

   Most sectors in the index turned in negative performances for the first half of the year. Materials and consumer discretionary stocks were the most disappointing. Higher energy costs and a challenging pricing environment adversely affected many companies in the materials sector. Aluminum giant Alcoa and steelmaker Nucor (0.2% and 0.1% of net assets, respectively) both slipped at the end of the period. Downturns in Time Warner (0.7% of net assets) and the major auto stocks were the primary cause of the decline in consumer discretionary sector. Technology and industrial stocks also fell during the period. Declines in Microsoft and International Business Machines (2.2% and 1.1% of net assets, respectively) hurt the technology sector. Among the industrials, General Electric (3.3% of net assets) was a notable loser, stumbling on a disappointing profits forecast. Several transportation companies also fell as a result of their inability to pass on higher energy costs to customers.

ABOUT OUR MANAGEMENT STYLE

Cost-effective trade execution is a hallmark of our management style. We also manage the fund with a full replication investment strategy. As a result, the fund generally holds each of the 500 securities included in the S&P 500 Index in approximately the same weight as the company's representation in the index. Because the fund incurs trading costs in seeking to maintain the appropriate weight of each security in the index, its return is typically lower than that of the index. In addition, the fund may be required to sell securities to meet redemption demand or buy securities to invest new monies that come into the fund.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity funds are subject to stock market fluctuations that occur in response to economic and business developments.

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

Holdings are disclosed as of June 30, 2005, and are subject to change.

(1) The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.

(2) The S&P 500/Barra Value Index is an unmanaged index that tracks the performance of companies in the S&P 500 Index with lower price-to-book ratios. The S&P 500/Barra Growth Index is an unmanaged index that tracks the performance of companies in the S&P 500 Index with higher price-to-book ratios.

PERFORMANCE INFORMATION
Liberty  S&P 500 Index Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                            (CUMULATIVE)
                               6-MONTH    1-YEAR   5-YEAR    LIFE
------------------------------------------------------------------
Class A (05/30/00)               -0.96      5.78     -2.70   -2.05
S&P 500 Index(1)                 -0.81      6.32     -2.37   -1.27

Inception date of share class is in parenthesis.

NET ASSET VALUE PER SHARE ($)             12/31/04    06/30/05
--------------------------------------------------------------
Class A                                    10.45       10.35

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 05/30/00 - 06/30/05

                        CLASS A SHARES     S&P 500 INDEX
5/30/2000              $        10,000   $        10,000
5/31/2000              $        10,008   $        10,312
6/30/2000              $        10,316   $        10,567
7/31/2000              $        10,167   $        10,402
8/31/2000              $        10,792   $        11,048
9/30/2000              $        10,225   $        10,464
10/31/2000             $        10,209   $        10,421
11/30/2000             $         9,426   $         9,599
12/31/2000             $         9,471   $         9,646
1/31/2001              $         9,815   $         9,989
2/28/2001              $         8,944   $         9,078
3/31/2001              $         8,367   $         8,502
4/30/2001              $         9,012   $         9,163
5/31/2001              $         9,070   $         9,224
6/30/2001              $         8,835   $         9,000
7/31/2001              $         8,743   $         8,912
8/31/2001              $         8,207   $         8,354
9/30/2001              $         7,554   $         7,679
10/31/2001             $         7,688   $         7,826
11/30/2001             $         8,274   $         8,426
12/31/2001             $         8,336   $         8,500
1/31/2002              $         8,201   $         8,376
2/28/2002              $         8,042   $         8,214
3/31/2002              $         8,336   $         8,523
4/30/2002              $         7,822   $         8,007
5/31/2002              $         7,764   $         7,948
6/30/2002              $         7,216   $         7,382
7/31/2002              $         6,652   $         6,807
8/31/2002              $         6,694   $         6,851
9/30/2002              $         5,970   $         6,106
10/31/2002             $         6,483   $         6,644
11/30/2002             $         6,853   $         7,035
12/31/2002             $         6,454   $         6,622
1/31/2003              $         6,284   $         6,448
2/28/2003              $         6,182   $         6,352
3/31/2003              $         6,242   $         6,413
4/30/2003              $         6,751   $         6,942
5/31/2003              $         7,100   $         7,308
6/30/2003              $         7,194   $         7,401
7/31/2003              $         7,312   $         7,531
8/31/2003              $         7,448   $         7,678
9/30/2003              $         7,372   $         7,597
10/31/2003             $         7,780   $         8,027
11/30/2003             $         7,848   $         8,097
12/31/2003             $         8,247   $         8,522
1/31/2004              $         8,393   $         8,679
2/29/2004              $         8,505   $         8,799
3/31/2004              $         8,376   $         8,666
4/30/2004              $         8,239   $         8,530
5/31/2004              $         8,342   $         8,647
6/30/2004              $         8,504   $         8,815
7/31/2004              $         8,213   $         8,523
8/31/2004              $         8,247   $         8,557
9/30/2004              $         8,333   $         8,650
10/31/2004             $         8,453   $         8,782
11/30/2004             $         8,788   $         9,138
12/31/2004             $         9,083   $         9,448
1/31/2005              $         8,857   $         9,218
2/28/2005              $         9,048   $         9,411
3/31/2005              $         8,883   $         9,245
4/30/2005              $         8,717   $         9,069
5/31/2005              $         8,987   $         9,358
6/30/2005              $         8,998   $         9,370

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(1)  Index performance for the life of the fund is from May 30, 2000.

UNDERSTANDING YOUR EXPENSES
Liberty S&P 500 Index Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE        EXPENSES PAID         FUND'S ANNUALIZED
01/01/05 - 06/30/05       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)    EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------------
                            ACTUAL     HYPOTHETICAL     ACTUAL   HYPOTHETICAL     ACTUAL  HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------------
Class A                     1,000.00     1,000.00        990.38    1,022.81         1.97       2.01                  0.40

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Liberty S&P 500 Index Fund, Variable Series / June 30, 2005 (Unaudited)

                                                    SHARES           VALUE
                                                --------------   --------------
COMMON STOCKS--97.5%
CONSUMER DISCRETIONARY--11.2%
AUTO COMPONENTS--0.2%
Cooper Tire & Rubber Co.                                   300   $        5,571
Dana Corp.                                                 657            9,862
Delphi Corp.                                             2,741           12,746
Goodyear Tire & Rubber Co. (a)                             731           10,892
Johnson Controls, Inc.                                     932           52,499
Visteon Corp. (a)                                          646            3,895
                                                                 --------------
                                                                         95,465
                                                                 --------------
AUTOMOBILES--0.5%
Ford Motor Co.                                           8,650           88,576
General Motors Corp.                                     2,729           92,786
Harley-Davidson, Inc.                                    1,396           69,241
                                                                 --------------
                                                                        250,603
                                                                 --------------
DISTRIBUTORS--0.1%
Genuine Parts Co.                                          845           34,721
                                                                 --------------
DIVERSIFIED CONSUMER SERVICES--0.2%
Apollo Group, Inc., Class A (a)                            768           60,073
H&R Block, Inc.                                            832           48,547
                                                                 --------------
                                                                        108,620
                                                                 --------------
HOTELS, RESTAURANTS & LEISURE--1.5%
Carnival Corp.                                           2,524          137,684
Darden Restaurants, Inc.                                   671           22,130
Harrah's Entertainment, Inc.                               819           59,025
Hilton Hotels Corp.                                      1,761           42,000
International Game Technology                            1,597           44,955
Marriott International, Inc., Class A                      926           63,172
McDonald's Corp.                                         6,091          169,025
Starbucks Corp. (a)                                      1,813           93,660
Starwood Hotels & Resorts
  Worldwide, Inc.                                        1,031           60,386
Wendy's International, Inc.                                540           25,731
Yum! Brands, Inc.                                        1,363           70,985
                                                                 --------------
                                                                        788,753
                                                                 --------------
HOUSEHOLD DURABLES--0.6%
Black & Decker Corp.                                       378           33,963
Centex Corp.                                               584           41,271
D.R. Horton, Inc.                                          100            3,761
Fortune Brands, Inc.                                       693           61,539
KB Home                                                    380           28,967
Leggett & Platt, Inc.                                      916           24,347
Maytag Corp.                                               351            5,497
Newell Rubbermaid, Inc.                                  1,350           32,184
Pulte Homes, Inc.                                          540           45,495
Snap-On, Inc.                                              238            8,163
Stanley Works                                              381           17,351
Whirlpool Corp.                                            295           20,683
                                                                 --------------
                                                                        323,221
                                                                 --------------
INTERNET & CATALOG RETAIL--0.3%
eBay, Inc. (a)                                           5,780          190,798
                                                                 --------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Brunswick Corp.                                            491           21,270
Eastman Kodak Co.                                        1,357           36,435
Hasbro, Inc.                                               772   $       16,050
Mattel, Inc.                                             2,025           37,058
                                                                 --------------
                                                                        110,813
                                                                 --------------
MEDIA--3.6%
Clear Channel Communications, Inc.                       2,466           76,273
Comcast Corp., Class A (a)                              10,594          325,236
Dow Jones & Co., Inc.                                      347           12,301
Gannett Co., Inc.                                        1,165           82,867
Interpublic Group of
  Companies, Inc. (a)                                    1,972           24,019
Knight-Ridder, Inc.                                        312           19,138
McGraw-Hill Companies, Inc.                              1,822           80,624
Meredith Corp.                                             257           12,608
New York Times Co., Class A                                707           22,023
News Corp., Class A                                     13,800          223,284
Omnicom Group, Inc.                                        915           73,072
Time Warner, Inc. (a)                                   22,338          373,268
Tribune Co.                                              1,451           51,046
Univision Communications, Inc.,
  Class A (a)                                            1,445           39,810
Viacom, Inc., Class B                                    7,866          251,869
Walt Disney Co.                                          9,785          246,386
                                                                 --------------
                                                                      1,913,824
                                                                 --------------
MULTILINE RETAIL--1.3%
Big Lots, Inc. (a)                                         501            6,633
Dillard's, Inc., Class A                                   322            7,541
Dollar General Corp.                                     1,464           29,807
Family Dollar Stores, Inc.                                 812           21,193
Federated Department Stores, Inc.                          824           60,383
J.C. Penney Co., Inc.                                    1,276           67,092
Kohl's Corp. (a)                                         1,571           87,835
May Department Stores Co.                                1,391           55,863
Nordstrom, Inc.                                            620           42,141
Sears Holdings Corp. (a)                                   515           77,183
Target Corp.                                             4,185          227,706
                                                                 --------------
                                                                        683,377
                                                                 --------------
SPECIALTY RETAIL--2.3%
Autonation, Inc. (a)                                     1,104           22,654
AutoZone, Inc. (a)                                         288           26,628
Bed Bath & Beyond, Inc. (a)                              1,377           57,531
Best Buy Co., Inc.                                       1,461          100,152
Circuit City Stores, Inc.                                  972           16,806
Gap, Inc.                                                3,536           69,836
Home Depot, Inc.                                        10,219          397,519
Limited Brands, Inc.                                     1,879           40,248
Lowe's Companies, Inc.                                   3,707          215,822
Office Depot, Inc. (a)                                   1,476           33,712
OfficeMax, Inc.                                            350           10,419
RadioShack Corp.                                           806           18,675
Sherwin-Williams Co.                                       618           29,102
Staples, Inc.                                            3,541           75,494
Tiffany & Co.                                              689           22,572
TJX Companies, Inc.                                      2,306           56,151
Toys "R"  Us, Inc. (a)                                   1,046           27,698
                                                                 --------------
                                                                      1,221,019
                                                                 --------------

                 See Accompanying Notes to Financial Statements.

                                                    SHARES           VALUE
                                                --------------   --------------
TEXTILES, APPAREL & LUXURY GOODS--0.4%
Coach, Inc. (a)                                          1,800   $       60,426
Jones Apparel Group, Inc.                                  631           19,586
Liz Claiborne, Inc.                                        506           20,119
NIKE, Inc., Class B                                      1,081           93,615
Reebok International Ltd.                                  285           11,921
V.F. Corp.                                                 453           25,921
                                                                 --------------
                                                                        231,588
                                                                 --------------

CONSUMER STAPLES--9.8%
BEVERAGES--2.2%
Anheuser-Busch Companies, Inc.                           3,671          167,948
Brown-Forman Corp., Class B                                462           27,932
Coca-Cola Co.                                           10,771          449,689
Coca-Cola Enterprises, Inc.                              1,705           37,527
Molson Coors Brewing Co., Class B                          329           20,398
Pepsi Bottling Group, Inc.                                 932           26,665
PepsiCo, Inc.                                            7,977          430,200
                                                                 --------------
                                                                      1,160,359
                                                                 --------------
FOOD & STAPLES RETAILING--2.8%
Albertson's, Inc.                                        1,814           37,514
Costco Wholesale Corp.                                   2,272          101,831
CVS Corp.                                                3,790          110,175
Kroger Co. (a)                                           3,600           68,508
Safeway, Inc.                                            2,172           49,065
SUPERVALU, Inc.                                            629           20,512
Sysco Corp.                                              3,031          109,692
Wal-Mart Stores, Inc.                                   15,935          768,067
Walgreen Co.                                             4,861          223,557
                                                                 --------------
                                                                      1,488,921
                                                                 --------------
FOOD PRODUCTS--1.1%
Archer-Daniels-Midland Co.                               3,028           64,739
Campbell Soup Co.                                        1,541           47,416
ConAgra Foods, Inc.                                      2,406           55,723
General Mills, Inc.                                      1,691           79,122
H.J. Heinz Co.                                           1,714           60,710
Hershey Co.                                              1,056           65,578
Kellogg Co.                                              1,679           74,615
McCormick & Co., Inc.                                      613           20,033
Sara Lee Corp.                                           3,746           74,208
Wm. Wrigley Jr. Co.                                        884           60,854
                                                                 --------------
                                                                        602,998
                                                                 --------------
HOUSEHOLD PRODUCTS--1.7%
Clorox Co.                                                 726           40,453
Colgate-Palmolive Co.                                    2,474          123,477
Kimberly-Clark Corp.                                     2,236          139,951
Procter & Gamble Co.                                    11,810          622,978
                                                                 --------------
                                                                        926,859
                                                                 --------------
PERSONAL PRODUCTS--0.7%
Alberto-Culver Co.                                         378           16,379
Avon Products, Inc.                                      2,296           86,904
Gillette Co.                                             4,721          239,024
                                                                 --------------
                                                                        342,307
                                                                 --------------
TOBACCO--1.3%
Altria Group, Inc.                                       9,857   $      637,353
Reynolds American, Inc.                                    500           39,400
UST, Inc.                                                  824           37,624
                                                                 --------------
                                                                        714,377
                                                                 --------------

ENERGY--8.6%
ENERGY EQUIPMENT & SERVICES--1.2%
Baker Hughes, Inc.                                       1,562           79,912
BJ Services Co.                                            756           39,675
Halliburton Co.                                          2,411          115,294
Nabors Industries Ltd. (a)                                 634           38,433
National-Oilwell Varco, Inc. (a)                           800           38,032
Noble Corp.                                                617           37,952
Rowan Companies, Inc.                                      540           16,043
Schlumberger Ltd.                                        2,846          216,125
Transocean, Inc. (a)                                     1,537           82,952
                                                                 --------------
                                                                        664,418
                                                                 --------------
OIL, GAS & CONSUMABLE FUELS--7.4%
Amerada Hess Corp.                                         442           47,077
Anadarko Petroleum Corp.                                 1,155           94,883
Apache Corp.                                             1,544           99,742
Ashland, Inc.                                              276           19,836
Burlington Resources, Inc.                               1,862          102,857
ChevronTexaco Corp.                                      9,998          559,088
ConocoPhillips                                           6,610          380,009
Devon Energy Corp.                                       2,286          115,855
El Paso Corp.                                            3,064           35,297
EOG Resources, Inc.                                      1,090           61,912
Exxon Mobil Corp.                                       30,380        1,745,939
Kerr-McGee Corp.                                           586           44,718
Kinder Morgan, Inc.                                        546           45,427
Marathon Oil Corp.                                       1,620           86,459
Occidental Petroleum Corp.                               1,875          144,244
Sunoco, Inc.                                               339           38,538
Unocal Corp.                                             1,314           85,476
Valero Energy Corp.                                      1,200           94,932
Williams Companies, Inc.                                 2,658           50,502
XTO Energy, Inc.                                         1,700           57,783
                                                                 --------------
                                                                      3,910,574
                                                                 --------------
FINANCIALS--19.8%
CAPITAL MARKETS--2.7%
Bank of New York Co., Inc.                               3,757          108,126
Bear Stearns Companies, Inc.                               537           55,816
Charles Schwab Corp.                                     5,530           62,378
E*TRADE Financial Corp. (a)                              1,700           23,783
Federated Investors, Inc., Class B                         428           12,844
Franklin Resources, Inc.                                   933           71,822
Goldman Sachs Group, Inc.                                2,152          219,547
Janus Capital Group, Inc.                                1,108           16,664
Lehman Brothers Holdings, Inc.                           1,291          128,171
Mellon Financial Corp.                                   1,986           56,978
Merrill Lynch & Co., Inc.                                4,456          245,125

                 See Accompanying Notes to Financial Statements.

                                                    SHARES           VALUE
                                                --------------   --------------
Morgan Stanley                                           5,178   $      271,690
Northern Trust Corp.                                       972           44,314
State Street Corp.                                       1,616           77,972
T. Rowe Price Group, Inc.                                  531           33,241
                                                                 --------------
                                                                      1,428,471
                                                                 --------------
COMMERCIAL BANKS--5.7%
AmSouth Bancorp                                          1,645           42,770
Bank of America Corp. (b)                               19,172          874,435
BB&T Corp.                                               2,620          104,721
Comerica, Inc.                                             788           45,546
Compass Bancshares, Inc.                                   600           27,000
Fifth Third Bancorp                                      2,487          102,489
First Horizon National Corp.                               567           23,927
Huntington Bancshares, Inc.                              1,061           25,613
KeyCorp                                                  1,890           62,654
M&T Bank Corp.                                             500           52,580
Marshall & Ilsley Corp.                                  1,030           45,784
National City Corp.                                      2,849           97,208
North Fork Bancorporation, Inc.                          2,268           63,708
PNC Financial Services Group, Inc.                       1,306           71,125
Regions Financial Corp.                                  2,227           75,451
SunTrust Banks, Inc.                                     1,642          118,618
Synovus Financial Corp.                                  1,516           43,464
U.S. Bancorp                                             8,772          256,142
Wachovia Corp.                                           7,547          374,331
Wells Fargo & Co.                                        8,001          492,702
Zions Bancorporation                                       440           32,353
                                                                 --------------
                                                                      3,032,621
                                                                 --------------
CONSUMER FINANCE--1.3%
American Express Co.                                     5,532          294,468
Capital One Financial Corp.                              1,221           97,692
MBNA Corp.                                               6,117          160,021
Providian Financial Corp. (a)                            1,446           25,493
SLM Corp.                                                1,967           99,924
                                                                 --------------
                                                                        677,598
                                                                 --------------
DIVERSIFIED FINANCIAL SERVICES--3.5%
CIT Group, Inc.                                          1,000           42,970
Citigroup, Inc.                                         24,766        1,144,932
JPMorgan Chase & Co.                                    16,755          591,787
Moody's Corp.                                            1,212           54,491
Principal Financial Group, Inc.                          1,448           60,671
                                                                 --------------
                                                                      1,894,851
                                                                 --------------
INSURANCE--4.3%
Ace Ltd.                                                 1,333           59,785
AFLAC, Inc.                                              2,415          104,521
Allstate Corp.                                           3,208          191,678
Ambac Financial Group, Inc.                                536           37,391
American International Group, Inc.                      12,386          719,627
Aon Corp.                                                1,531           38,336
Chubb Corp.                                                966           82,699
Cincinnati Financial Corp.                                 842           33,310
Hartford Financial Services
   Group, Inc.                                           1,395          104,318
Jefferson-Pilot Corp.                                      645           32,521
Lincoln National Corp.                                     817           38,334
Loews Corp.                                                763   $       59,133
Marsh & McLennan Companies, Inc.                         2,533           70,164
MBIA, Inc.                                                 646           38,314
MetLife, Inc.                                            3,540          159,088
Progressive Corp.                                          940           92,881
Prudential Financial, Inc.                               2,494          163,756
SAFECO Corp.                                               555           30,159
St. Paul Travelers Companies, Inc.                       3,239          128,038
Torchmark Corp.                                            487           25,421
UnumProvident Corp.                                      1,414           25,904
XL Capital Ltd., Class A                                   678           50,457
                                                                 --------------
                                                                      2,285,835
                                                                 --------------
REAL ESTATE--0.6%
Apartment Investment &
   Management Co., Class A, REIT                           500           20,460
Archstone-Smith Trust, REIT                                900           34,758
Equity Office Properties Trust, REIT                     1,962           64,942
Equity Residential, REIT                                 1,381           50,849
Plum Creek Timber Co., Inc., REIT                          881           31,980
ProLogis Trust, REIT                                       900           36,216
Simon Property Group, Inc., REIT                         1,000           72,490
                                                                 --------------
                                                                        311,695
                                                                 --------------
THRIFTS & MORTGAGE FINANCE--1.7%
Countrywide Financial Corp.                              2,734          105,560
Fannie Mae                                               4,612          269,341
Freddie Mac                                              3,236          211,084
Golden West Financial Corp.                              1,286           82,792
MGIC Investment Corp.                                      413           26,936
Sovereign Bancorp, Inc.                                  1,700           37,978
Washington Mutual, Inc.                                  4,194          170,654
                                                                 --------------
                                                                        904,345
                                                                 --------------

HEALTH CARE--13.1%
BIOTECHNOLOGY--1.2%
Amgen, Inc. (a)                                          5,909          357,258
Applera Corp. - Applied
   Biosystems Group                                      1,004           19,749
Biogen Idec, Inc. (a)                                    1,616           55,671
Chiron Corp. (a)                                           740           25,819
Genzyme Corp. (a)                                        1,142           68,623
Gilead Sciences, Inc. (a)                                2,100           92,379
MedImmune, Inc. (a)                                      1,206           32,224
                                                                 --------------
                                                                        651,723
                                                                 --------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
Bausch & Lomb, Inc.                                        279           23,157
Baxter International, Inc.                               2,918          108,258
Becton, Dickinson & Co.                                  1,199           62,911
Biomet, Inc.                                             1,217           42,157
Boston Scientific Corp. (a)                              3,654           98,658
C.R. Bard, Inc.                                            526           34,984
Fisher Scientific International, Inc. (a)                  500           32,450
Guidant Corp.                                            1,526          102,700
Hospira, Inc. (a)                                          745           29,055
Medtronic, Inc.                                          5,798          300,278

                 See Accompanying Notes to Financial Statements.

                                                    SHARES           VALUE
                                                --------------   --------------
Millipore Corp. (a)                                        201   $       11,403
PerkinElmer, Inc.                                          537           10,149
St. Jude Medical, Inc. (a)                               1,692           73,788
Stryker Corp.                                            1,830           87,035
Thermo Electron Corp. (a)                                  777           20,878
Waters Corp. (a)                                           539           20,035
Zimmer Holdings, Inc. (a)                                1,169           89,043
                                                                 --------------
                                                                      1,146,939
                                                                 --------------
HEALTH CARE PROVIDERS & SERVICES--2.7%
Aetna, Inc.                                              1,412          116,942
AmerisourceBergen Corp.                                    451           31,187
Cardinal Health, Inc.                                    2,085          120,054
Caremark Rx, Inc. (a)                                    2,193           97,632
CIGNA Corp.                                                665           71,175
Express Scripts, Inc. (a)                                  800           39,984
HCA, Inc.                                                1,987          112,603
Health Management Associates, Inc.,
   Class A                                               1,126           29,479
Humana, Inc. (a)                                           717           28,493
IMS Health, Inc.                                         1,167           28,907
Laboratory Corp. of America
   Holdings (a)                                            600           29,940
Manor Care, Inc.                                           458           18,196
McKesson Corp.                                           1,449           64,901
Medco Health Solutions, Inc. (a)                         1,330           70,969
Quest Diagnostics, Inc.                                    942           50,180
Tenet Healthcare Corp. (a)                               2,180           26,683
UnitedHealth Group, Inc.                                 6,064          316,177
WellPoint, Inc. (a)                                      2,862          199,310
                                                                 --------------
                                                                      1,452,812
                                                                 --------------
PHARMACEUTICALS--7.0%
Abbott Laboratories                                      7,351          360,273
Allergan, Inc.                                             652           55,576
Bristol-Myers Squibb Co.                                 9,370          234,063
Eli Lilly & Co.                                          5,386          300,054
Forest Laboratories, Inc. (a)                            1,624           63,092
Johnson & Johnson                                       14,117          917,605
King Pharmaceuticals, Inc. (a)                           1,127           11,743
Merck & Co., Inc.                                       10,478          322,722
Mylan Laboratories, Inc.                                 1,300           25,012
Pfizer, Inc.                                            35,469          978,235
Schering-Plough Corp.                                    7,057          134,506
Watson Pharmaceuticals, Inc. (a)                           562           16,613
Wyeth                                                    6,339          282,086
                                                                 --------------
                                                                      3,701,580
                                                                 --------------

INDUSTRIALS--10.9%
AEROSPACE & DEFENSE--2.2%
Boeing Co.                                               3,928          259,248
General Dynamics Corp.                                     995          108,992
Goodrich Corp.                                             585           23,961
Honeywell International, Inc.                            4,114          150,696
L-3 Communications Holdings, Inc.                          500           38,290
Lockheed Martin Corp.                                    1,933          125,394
Northrop Grumman Corp.                                   1,680           92,820
Raytheon Co.                                             2,165   $       84,695
Rockwell Collins, Inc.                                     873           41,625
United Technologies Corp.                                4,800          246,480
                                                                 --------------
                                                                      1,172,201
                                                                 --------------
AIR FREIGHT & LOGISTICS--0.9%
FedEx Corp.                                              1,395          113,009
Ryder System, Inc.                                         264            9,662
United Parcel Service, Inc., Class B                     5,293          366,064
                                                                 --------------
                                                                        488,735
                                                                 --------------
AIRLINES--0.1%
Delta Air Lines, Inc. (a)                                  600            2,256
Southwest Airlines Co.                                   3,539           49,298
                                                                 --------------
                                                                         51,554
                                                                 --------------
BUILDING PRODUCTS--0.2%
American Standard Companies, Inc.                          820           34,374
Masco Corp.                                              2,060           65,426
                                                                 --------------
                                                                         99,800
                                                                 --------------
COMMERCIAL SERVICES & SUPPLIES--0.8%
Allied Waste Industries, Inc. (a)                        1,470           11,657
Avery Dennison Corp.                                       481           25,474
Cendant Corp.                                            5,051          112,991
Cintas Corp.                                               682           26,325
Equifax, Inc.                                              696           24,854
Monster Worldwide, Inc. (a)                                500           14,340
Pitney Bowes, Inc.                                       1,152           50,170
R.R. Donnelley & Sons Co.                                1,081           37,305
Robert Half International, Inc.                            800           19,976
Waste Management, Inc.                                   2,715           76,943
                                                                 --------------
                                                                        400,035
                                                                 --------------
CONSTRUCTION & ENGINEERING--0.0%
Fluor Corp.                                                409           23,554
                                                                 --------------
ELECTRICAL EQUIPMENT--0.4%
American Power Conversion Corp.                            893           21,066
Cooper Industries Ltd., Class A                            399           25,496
Emerson Electric Co.                                     1,984          124,258
Rockwell Automation, Inc.                                  809           39,406
                                                                 --------------
                                                                        210,226
                                                                 --------------
INDUSTRIAL CONGLOMERATES--4.4%
3M Co.                                                   3,634          262,738
General Electric Co.                                    50,539        1,751,177
Textron, Inc.                                              665           50,440
Tyco International Ltd.                                  9,629          281,167
                                                                 --------------
                                                                      2,345,522
                                                                 --------------
MACHINERY--1.4%
Caterpillar, Inc.                                        1,592          151,734
Cummins, Inc.                                              180           13,430
Danaher Corp.                                            1,292           67,623
Deere & Co.                                              1,197           78,392
Dover Corp.                                                940           34,197
Eaton Corp.                                                766           45,883
Illinois Tool Works, Inc.                                1,333          106,213
Ingersoll-Rand Co., Class A                                778           55,510
ITT Industries, Inc.                                       481           46,960
Navistar International Corp. (a)                           371           11,872

                 See Accompanying Notes to Financial Statements.

                                                    SHARES           VALUE
                                                --------------   --------------
Paccar, Inc.                                               819   $       55,692
Pall Corp.                                                 600           18,216
Parker Hannifin Corp.                                      556           34,478
                                                                 --------------
                                                                        720,200
                                                                 --------------
ROAD & RAIL--0.5%
Burlington Northern Santa Fe Corp.                       1,803           84,885
CSX Corp.                                                1,063           45,348
Norfolk Southern Corp.                                   1,862           57,648
Union Pacific Corp.                                      1,239           80,287
                                                                 --------------
                                                                        268,168
                                                                 --------------
TRADING COMPANIES & DISTRIBUTORS--0.0%
W.W. Grainger, Inc.                                        425           23,286
                                                                 --------------

INFORMATION TECHNOLOGY--14.8%
COMMUNICATIONS EQUIPMENT--2.5%
ADC Telecommunications, Inc. (a)                           537           11,690
Andrew Corp. (a)                                           787           10,042
Avaya, Inc. (a)                                          2,298           19,119
CIENA Corp. (a)                                          2,719            5,683
Cisco Systems, Inc. (a)                                 30,435          581,613
Comverse Technology, Inc. (a)                              921           21,782
Corning, Inc. (a)                                        6,609          109,842
JDS Uniphase Corp. (a)                                   6,993           10,629
Lucent Technologies, Inc. (a)                           20,798           60,522
Motorola, Inc.                                          11,708          213,788
QUALCOMM, Inc.                                           7,790          257,148
Scientific-Atlanta, Inc.                                   705           23,455
Tellabs, Inc. (a)                                        1,991           17,322
                                                                 --------------
                                                                      1,342,635
                                                                 --------------
COMPUTERS & PERIPHERALS--3.5%
Apple Computer, Inc. (a)                                 3,872          142,528
Dell, Inc. (a)                                          11,579          457,486
EMC Corp. (a)                                           11,392          156,184
Gateway, Inc. (a)                                        1,545            5,098
Hewlett-Packard Co.                                     13,709          322,299
International Business Machines Corp.                    7,710          572,082
Lexmark International, Inc.,
   Class A (a)                                             595           38,574
NCR Corp. (a)                                              860           30,203
Network Appliance, Inc. (a)                              1,684           47,607
QLogic Corp. (a)                                           455           14,046
Sun Microsystems, Inc. (a)                              15,975           59,587
                                                                 --------------
                                                                      1,845,694
                                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Agilent Technologies, Inc. (a)                           2,073           47,720
Jabil Circuit, Inc. (a)                                    915           28,118
Molex, Inc.                                                815           21,223
Sanmina-SCI Corp. (a)                                    2,403           13,144
Solectron Corp. (a)                                      4,686           17,760
Symbol Technologies, Inc.                                1,094           10,798
Tektronix, Inc.                                            387            9,006
                                                                 --------------
                                                                        147,769
                                                                 --------------
INTERNET SOFTWARE & SERVICES--0.4%
Yahoo!, Inc. (a)                                         6,188          214,414
                                                                 --------------
IT SERVICES--1.1%
Affiliated Computer Services, Inc.,
   Class A (a)                                             600   $       30,660
Automatic Data Processing, Inc.                          2,800          117,516
Computer Sciences Corp. (a)                                841           36,752
Convergys Corp. (a)                                        680            9,670
Electronic Data Systems Corp.                            2,391           46,027
First Data Corp.                                         3,679          147,675
Fiserv, Inc. (a)                                           964           41,404
Paychex, Inc.                                            1,759           57,238
Sabre Holdings Corp., Class A                              708           14,124
SunGard Data Systems, Inc. (a)                           1,423           50,047
Unisys Corp. (a)                                         1,537            9,729
                                                                 --------------
                                                                        560,842
                                                                 --------------
OFFICE ELECTRONICS--0.1%
Xerox Corp. (a)                                          4,609           63,558
                                                                 --------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--3.2%
Advanced Micro Devices, Inc. (a)                         1,837           31,854
Altera Corp. (a)                                         1,817           36,013
Analog Devices, Inc.                                     1,808           67,456
Applied Materials, Inc.                                  7,830          126,689
Applied Micro Circuits Corp. (a)                         1,304            3,338
Broadcom Corp., Class A (a)                              1,441           51,170
Freescale Semiconductor, Inc.,
   Class B (a)                                           1,881           39,840
Intel Corp.                                             29,409          766,398
KLA-Tencor Corp.                                           913           39,898
Linear Technology Corp.                                  1,423           52,210
LSI Logic Corp. (a)                                      1,791           15,206
Maxim Integrated Products, Inc.                          1,587           60,639
Micron Technology, Inc. (a)                              2,915           29,762
National Semiconductor Corp.                             1,690           37,231
Novellus Systems, Inc. (a)                                 642           15,864
NVIDIA Corp. (a)                                           780           20,842
PMC-Sierra, Inc. (a)                                       798            7,445
Teradyne, Inc. (a)                                         876           10,486
Texas Instruments, Inc.                                  7,963          223,521
Xilinx, Inc.                                             1,626           41,463
                                                                 --------------
                                                                      1,677,325
                                                                 --------------
SOFTWARE--3.7%
Adobe Systems, Inc.                                      2,386           68,287
Autodesk, Inc.                                           1,100           37,807
BMC Software, Inc. (a)                                   1,062           19,063
Citrix Systems, Inc. (a)                                   793           17,176
Computer Associates International, Inc.                  2,548           70,019
Compuware Corp. (a)                                      1,836           13,201
Electronic Arts, Inc. (a)                                1,428           80,839
Intuit, Inc. (a)                                           913           41,185
Mercury Interactive Corp. (a)                              407           15,613
Microsoft Corp.                                         47,939        1,190,805
Novell, Inc. (a)                                         1,736           10,763
Oracle Corp. (a)                                        21,042          277,754
Parametric Technology Corp. (a)                          1,191            7,599
Siebel Systems, Inc.                                     2,348           20,897

                 See Accompanying Notes to Financial Statements.

                                                    SHARES           VALUE
                                                --------------   --------------
Symantec Corp. (a)                                       3,432   $       74,612
VERITAS Software Corp. (a)                               1,994           48,654
                                                                 --------------
                                                                      1,994,274
                                                                 --------------

MATERIALS--2.8%
CHEMICALS--1.5%
Air Products & Chemicals, Inc.                           1,092           65,848
Dow Chemical Co.                                         4,510          200,830
E.I. du Pont de Nemours & Co.                            4,724          203,179
Eastman Chemical Co.                                       367           20,240
Ecolab, Inc.                                             1,020           33,007
Engelhard Corp.                                            584           16,673
Great Lakes Chemical Corp.                                 255            8,025
Hercules, Inc. (a)                                         483            6,834
International Flavors &
   Fragrances, Inc.                                        416           15,068
Monsanto Co.                                             1,255           78,902
PPG Industries, Inc.                                       821           51,526
Praxair, Inc.                                            1,540           71,764
Rohm and Haas Co.                                          881           40,826
Sigma-Aldrich Corp.                                        301           16,868
                                                                 --------------
                                                                        829,590
                                                                 --------------
CONSTRUCTION MATERIALS--0.1%
Vulcan Materials Co.                                       522           33,925
                                                                 --------------
CONTAINERS & PACKAGING--0.2%
Ball Corp.                                                 480           17,261
Bemis Co., Inc.                                            496           13,164
Pactiv Corp. (a)                                           772           16,660
Sealed Air Corp. (a)                                       390           19,418
Temple-Inland, Inc.                                        526           19,541
                                                                 --------------
                                                                         86,044
                                                                 --------------
METALS & MINING--0.6%
Alcoa, Inc.                                              4,182          109,276
Allegheny Technologies, Inc.                               382            8,427
Freeport-McMoRan Copper &
   Gold, Inc., Class B                                     880           32,947
Newmont Mining Corp.                                     2,089           81,534
Nucor Corp.                                                788           35,948
Phelps Dodge Corp.                                         414           38,295
United States Steel Corp.                                  509           17,494
                                                                 --------------
                                                                        323,921
                                                                 --------------
PAPER & FOREST PRODUCTS--0.4%
Georgia-Pacific Corp.                                    1,245           39,591
International Paper Co.                                  2,320           70,087
Louisiana-Pacific Corp.                                    570           14,011
MeadWestvaco Corp.                                         811           22,740
Weyerhaeuser Co.                                         1,157           73,643
                                                                 --------------
                                                                        220,072
                                                                 --------------

TELECOMMUNICATION SERVICES--3.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.8%
ALLTEL Corp.                                             1,543           96,098
AT&T Corp.                                               3,820           72,733
BellSouth Corp.                                          8,782          233,338
CenturyTel, Inc.                                           689           23,860
Citizens Communications Co.                              1,579   $        21,222
Qwest Communications
   International, Inc. (a)                               8,256           30,630
SBC Communications, Inc.                                15,651          371,711
Sprint Corp.                                             7,018          176,081
Verizon Communications, Inc.                            13,205          456,233
                                                                 --------------
                                                                      1,481,906
                                                                 --------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
Nextel Communications, Inc.,
   Class A (a)                                           5,409          174,765
                                                                 --------------

UTILITIES--3.4%
ELECTRIC UTILITIES--2.1%
Allegheny Energy, Inc. (a)                                 767           19,344
Ameren Corp.                                               964           53,309
American Electric Power Co., Inc.                        1,832           67,546
CenterPoint Energy, Inc.                                 1,393           18,402
Cinergy Corp.                                              878           39,352
Consolidated Edison, Inc.                                1,160           54,334
DTE Energy Co.                                             804           37,603
Edison International                                     1,506           61,068
Entergy Corp.                                            1,028           77,665
Exelon Corp.                                             3,198          164,153
FirstEnergy Corp.                                        1,532           73,704
FPL Group, Inc.                                          1,850           77,811
PG&E Corp.                                               1,722           64,644
Pinnacle West Capital Corp.                                412           18,313
PPL Corp.                                                  857           50,889
Progress Energy, Inc.                                    1,229           55,600
Southern Co.                                             3,559          123,391
TECO Energy, Inc.                                          900           17,019
Xcel Energy, Inc.                                        1,857           36,249
                                                                 --------------
                                                                      1,110,396
                                                                 --------------
GAS UTILITIES--0.2%
KeySpan Corp.                                              769           31,298
Nicor, Inc.                                                245           10,087
NiSource, Inc.                                           1,209           29,899
Peoples Energy Corp.                                       152            6,606
                                                                 --------------
                                                                         77,890
                                                                 --------------
INDEPENDENT POWER PRODUCERS &
   ENERGY TRADERS--0.6%
AES Corp. (a)                                            3,026           49,566
Calpine Corp. (a)                                        1,926            6,548
Constellation Energy Group                                 887           51,171
Duke Energy Corp.                                        4,486          133,369
Dynegy Holdings, Inc., Class A (a)                       1,600            7,776
TXU Corp.                                                1,128           93,726
                                                                 --------------
                                                                        342,156
                                                                 --------------
MULTI-UTILITIES--0.5%
CMS Energy Corp. (a)                                     1,000           15,060
Dominion Resources, Inc.                                 1,645          120,726
Public Service Enterprise Group, Inc.                    1,100           66,902
Sempra Energy                                            1,180           48,746
                                                                 --------------
                                                                        251,434
                                                                 --------------
TOTAL COMMON STOCKS
   (cost of $46,080,334)                                             51,833,976
                                                                 --------------

                 See Accompanying Notes to Financial Statements.

                                                     PAR             VALUE
                                                --------------   --------------
SHORT-TERM OBLIGATIONS--2.4%
U.S. GOVERNMENT AGENCY & OBLIGATION--0.1%
United States Treasury Bill
   2.940% 09/08/05 (c)(d)                       $       80,000   $       79,549
                                                                 --------------
REPURCHASE AGREEMENT--2.3%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 06/30/05, due 07/01/05
   at 2.700%, collateralized by a
   U.S. Treasury Note maturing
   02/15/10, market value of $1,246,556
   (repurchase proceeds $1,220,092)                  1,220,000        1,220,000
                                                                 --------------
TOTAL SHORT-TERM OBLIGATIONS
   (cost of $1,299,549)                                               1,299,549
                                                                 --------------
TOTAL INVESTMENTS--99.9%
   (cost of $47,379,883) (e)                                         53,133,525
                                                                 --------------
OTHER ASSETS & LIABILITIES, NET--0.1%                                    51,731
                                                                 --------------
NET ASSETS--100.0%                                               $   53,185,256
                                                                 ==============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing security.
(b) Investments in affiliates during the six months ended June 30, 2005:

    Security name:                    Bank of America Corp.
    Shares as of 12/31/04:                           19,372
    Shares purchased:                                   500
    Shares sold:                                       (700)
    Shares as of 06/30/05:                           19,172
    Net realized gain:                           $    2,260
    Dividend income earned:                      $   17,300
    Value at end of period:                      $  874,435

(c) Security pledged as collateral for open futures contracts.
(d) The rate shown represents the annualized yield at the date of purchase.
(e) Cost for federal income tax purposes is $47,379,883.

At June 30, 2005, the Fund held the following open long futures contracts:

              NUMBER OF                AGGREGATE  EXPIRATION  UNREALIZED
    TYPE      CONTRACTS     VALUE      FACE VALUE    DATE     DEPRECATION
    ----      ---------  -----------  ----------- ----------  -----------
S&P Mini 500    24       $ 1,434,600  $ 1,452,131   Sep-05    $ (17,531)

At June 30, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
------                                         ----------
Financials                                        19.8%
Information Technology                            14.8
Health Care                                       13.1
Consumer Discretionary                            11.2
Industrials                                       10.9
Consumer Staples                                   9.8
Energy                                             8.6
Utilities                                          3.4
Telecommunication Services                         3.1
Materials                                          2.8
Short-Term Obligations                             2.4
Other Assets & Liabilities, Net                    0.1
                                                ------
                                                 100.0%
                                                ======

            ACRONYM              NAME
            -------              ----
             REIT    Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty S&P 500 Index Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Unaffiliated investments, at cost                                         $    46,792,066
Affiliated investments, at cost                                                   587,817
                                                                          ---------------
Unaffiliated investments, at value                                        $    52,259,090
Affiliated investments, at value                                                  874,435
Cash                                                                                  914
Receivable for:
   Fund shares sold                                                                47,957
   Interest                                                                            92
   Dividends                                                                       62,320
Expense reimbursement due from Investment Advisor                                   1,092
Deferred Trustees' compensation plan                                                3,886
Other assets                                                                          648
                                                                          ---------------
     TOTAL ASSETS                                                              53,250,434
                                                                          ---------------
LIABILITIES:
Payable for:
   Investments purchased                                                            3,772
   Fund shares repurchased                                                            185
   Futures variation margin                                                         8,880
   Investment advisory fee                                                          8,771
   Transfer agent fee                                                                 595
   Audit fee                                                                       16,985
   Custody fee                                                                      1,858
   Reports to shareholders                                                          8,412
   Distribution fee--Class B                                                       11,834
Deferred Trustees' fees                                                             3,886
                                                                          ---------------
     TOTAL LIABILITIES                                                             65,178
                                                                          ---------------
NET ASSETS                                                                $    53,185,256
                                                                          ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                           $    51,151,601
Undistributed net investment income                                               315,034
Accumulated net realized loss                                                  (4,017,490)
Net unrealized appreciation (depreciation) on:
   Investments                                                                  5,753,642
   Futures contracts                                                              (17,531)
                                                                          ---------------
NET ASSETS                                                                $    53,185,256
                                                                          ===============
CLASS A:
Net assets                                                                $        90,013
Shares outstanding                                                                  8,695
                                                                          ===============
Net asset value per share                                                 $         10.35
                                                                          ===============
CLASS B:
Net assets                                                                $    53,095,243
Shares outstanding                                                              5,149,120
                                                                          ===============
Net asset value per share                                                 $         10.31
                                                                          ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty S&P 500 Index Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                 $       456,589
Dividends from affiliates                                                          17,300
Interest                                                                           14,492
                                                                          ---------------
   Total Investment Income                                                        488,381
                                                                          ---------------
EXPENSES:
Investment advisory fee                                                            52,284
Distribution fee--Class B                                                          66,121
Transfer agent fee                                                                  3,720
Pricing and bookkeeping fees                                                       22,392
Trustees' fees                                                                      3,436
Custody fee                                                                        10,663
Audit fee                                                                          12,985
Non-recurring costs (See Note 6)                                                      653
                                                                          ---------------
   Total Expenses                                                                 172,254
Non-recurring costs assumed by Investment Advisor (See Note 6)                       (653)
Custody earnings credit                                                               (14)
                                                                          ---------------
   Net Expenses                                                                   171,587
                                                                          ---------------
Net Investment Income                                                             316,794
                                                                          ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURE CONTRACTS:
Net realized gain (loss) on:
   Unaffiliated investments                                                      (359,152)
   Affiliated investments                                                           2,260
   Futures contracts                                                                2,531
                                                                          ---------------
     Net realized loss                                                           (354,361)
                                                                          ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                                   (541,211)
   Futures contracts                                                              (26,511)
                                                                          ---------------
     Net change in unrealized appreciation (depreciation)                        (567,722)
                                                                          ---------------
Net Loss                                                                         (922,083)
                                                                          ---------------
Net Decrease in Net Assets from Operations                                $      (605,289)
                                                                          ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty S&P 500 Index Fund, Variable Series

                                                                  (UNAUDITED)
                                                                   SIX MONTHS
                                                                      ENDED            YEAR ENDED
                                                                     JUNE 30,         DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                    2005               2004
----------------------------------                                --------------     ---------------
OPERATIONS:
Net investment income                                             $       316,794    $       659,754
Net realized loss on investments and futures contracts                   (354,361)          (297,579)
Net change in unrealized appreciation (depreciation)
  on investments and futures contracts                                   (567,722)         4,701,061
                                                                  ---------------    ---------------
        Net Increase (Decrease) from Operations                          (605,289)         5,063,236
                                                                  ---------------    ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                     --             (1,243)
   Class B                                                                     --           (677,613)
                                                                  ---------------    ---------------
        Total Distributions Declared to Shareholders                           --           (678,856)
                                                                  ---------------    ---------------
SHARE TRANSACTIONS:
Class A:
   Distributions reinvested                                                    --              1,243
                                                                  ---------------    ---------------
Class B:
   Subscriptions                                                        1,773,823          6,819,068
   Distributions reinvested                                                    --            677,613
   Redemptions                                                         (2,720,054)        (5,669,755)
                                                                  ---------------    ---------------
        Net Increase (Decrease)                                          (946,231)         1,826,926
                                                                  ---------------    ---------------
Net Increase(Decrease) from Share Transactions                           (946,231)         1,828,169
                                                                  ---------------    ---------------
Total Increase (Decrease) in Net Assets                                (1,551,520)         6,212,549
NET ASSETS:
Beginning of period                                                    54,736,776         48,524,227
                                                                  ---------------    ---------------
End of period (including undistributed (overdistributed)
  net investment income of $315,034 and $(1,760), respectively)   $    53,185,256    $    54,736,776
                                                                  ===============    ===============
CHANGES IN SHARES
Class A:
   Issued for distributions reinvested                                         --                119
                                                                  ---------------    ---------------
Class B:
   Subscriptions                                                          172,955            700,537
   Issued for distributions reinvested                                         --             64,905
   Redemptions                                                           (265,400)          (573,226)
                                                                  ---------------    ---------------
        Net Increase (Decrease)                                           (92,445)           192,216
                                                                  ---------------    ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty S&P 500 Index Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Liberty S&P 500 Index Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under general supervision of the Board of Trustees. If a security is valued at a "fair value" such value is likely to be different from the last quoted market price for the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FUTURES CONTRACTS--The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                              DECEMBER 31,
                                                  2004
                                              ------------
Distributions paid from:
   Ordinary income                            $    678,856
   Long-term capital gains                              --

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation               $  10,905,269
   Unrealized depreciation                  (5,151,627)
                                         -------------
     Net unrealized appreciation         $   5,753,642
                                         =============

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                            CAPITAL LOSS
   EXPIRATION                           CARRYFORWARD
   ----------                           ------------
      2008                              $     19,479
      2009                                   243,840
      2010                                 1,209,651
      2011                                     9,406
      2012                                    61,449
                                        ------------
                                        $  1,543,825
                                        ============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee at the annual rate of 0.20%.

For the six months ended June 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.20%.

   SUB-ADVISORY FEE--State Street Global Advisors ("SSgA") has been retained by Columbia as sub-advisor to the Fund. As the sub-advisor, SSgA is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays SSgA a monthly sub-advisory fee at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $50 million                         $        25,000
Over $50 million                                     0.05%

Effective August 22, 2005, SSgA will no longer sub-advise the Fund. Columbia will run the Fund's day to day business including placing orders for the purchase and sales of the Fund's portfolio securities.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.085%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.75% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 0.75% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $777 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $1,515,622 and $2,853,987, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $653 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Liberty S&P 500 Index Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                   (UNAUDITED)
                                    SIX MONTHS                                                                     PERIOD
                                      ENDED                       YEAR ENDED DECEMBER 31,                           ENDED
                                     JUNE 30,       ------------------------------------------------------      DECEMBER 31,
                                      2005             2004           2003           2002          2001           2000 (a)
                                   -----------      ----------     ----------     ----------    ----------      ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD              $     10.45      $     9.62     $     7.59     $     9.90    $    11.31      $      12.00
                                   -----------      ----------     ----------     ----------    ----------      ------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (b)                 0.08            0.14(c)        0.09           0.09          0.07              0.07
Net realized and unrealized
  gain (loss) on investments and
  futures contracts                      (0.18)           0.83           2.02          (2.32)        (1.42)            (0.70)
                                   -----------      ----------     ----------     ----------    ----------      ------------
    Total from Investment
      Operations                         (0.10)           0.97           2.11          (2.23)        (1.35)            (0.63)
                                   -----------      ----------     ----------     ----------    ----------      ------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income                  --           (0.14)         (0.08)         (0.07)        (0.06)            (0.06)
Return of capital                           --              --             --          (0.01)           --                --
                                   -----------      ----------     ----------     ----------    ----------      ------------
    Total Distributions Declared
      to Shareholders                       --           (0.14)         (0.08)         (0.08)        (0.06)            (0.06)
                                   -----------      ----------     ----------     ----------    ----------      ------------
NET ASSET VALUE, END OF PERIOD     $     10.35      $    10.45     $     9.62     $     7.59    $     9.90      $      11.31
                                   ===========      ==========     ==========     ==========    ==========      ============
Total return (d)(e)                      (0.96)%(f)      10.13%         27.80%(g)     (22.55)%      (11.98)%(g)        (5.29)%(f)(g)
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Expenses (h)                              0.40%(i)        0.64%          0.69%          0.64%         0.75%             0.75%(i)
Net investment income (h)                 1.45%(i)        1.42%          1.11%          0.99%         0.72%             0.89%(i)
Waiver/reimbursement                        --              --           0.03%            --          0.28%             0.36%(i)
Portfolio turnover rate                      3%(f)           6%             3%            17%            7%                2%(f)
Net assets, end of period (000's)  $        90      $       91     $       82     $       65    $       83      $         95

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)  Not annualized.
(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Liberty Select Value Fund, Variable Series / June 30, 2005

Liberty Select Value Fund, Variable Series seeks long-term growth.

Diane L. Sobin, the lead manager, along with David I. Hoffman, Lori J. Ensinger and Noah J. Petrucci co-manage the fund. Ms. Sobin, Mr. Hoffman and Ms. Ensinger have been with Columbia Management Advisors, Inc. or its predecessors or affiliate organizations since 2001. Mr. Petrucci has been affiliated with the advisor or its affiliates since 2002.

Mid-cap value stocks were among the best-performing asset classes during the six-month period ended June 30, 2005. The fund's investments in energy, health care and utility stocks drove performance during the period. However, a lack of exposure to refiners in the energy sector detracted from performance relative to the fund's benchmark. The fund's position in stocks that are sensitive to economic activity, including industrial and materials stocks, also detracted from performance. Investor concerns that the economy was slowing translated into weak performance for both sectors. However, we remain confident in the global economy's potential to expand and the fund remains overweight in industrial and materials stocks relative to the index.

POSITIVE RETURNS FROM ENERGY, UTILITIES, HEALTH CARE AND CONSUMER POSITIONS

As the price of oil climbed above $60 during the period, energy stocks rose strongly. The fund's positions in XTO Energy (1.2% of net assets), a US-based natural gas company, and Amerada Hess (1.2% of net assets), an integrated oil company, were the fund's strongest performers. The defensive utilities sector, with its rising cash flow and excellent dividend growth during the period, was another stand-out and we added to the fund's utility positions. Constellation Energy Group (1.6% of net assets), advanced on the strength of its exposure to rising power prices. Exelon (1.4% of net assets), a nuclear power generator, also benefited from rising power prices as the company's cost structure was lower than competitive gas and coal electric generators and its share price reflected this advantage. Within health care, HCA (0.9% of net assets), a national hospital company, made a solid contribution to the fund's performance. The fund's position in Federated Department Stores ("Federated") (1.2% of net assets) also did well. Despite higher gasoline prices, which took a bite out of consumer pocketbooks, spending remained strong and Federated enjoyed sales growth that beat expectations.

CYCLICAL INDUSTRIES TOOK A BREATHER

The fund's exposure to cyclical companies detracted from performance as investors move away from sectors that rely on economic growth for their earnings. Georgia-Pacific (0.9% of net assets), a leading manufacturer of paper and building products, was hurt by rising energy prices, which increased the company's operating costs and lowered near term earnings prospects. In the industrial sector, industrial equipment manufacturers Parker Hannifin and Ingersoll-Rand (0.8% and 0.9% of net assets, respectively) reported weaker order trends for the first half of 2005, and both stocks lost some ground. We reduced the fund's exposure to industrials and to consumer cyclicals. However, the fund remains overweight in industrials relative to the index because we believe that they have the potential to do well if the global economy continues to expand.

LOOKING AHEAD

We believe that the fund is well positioned to take advantage of the opportunities in mid-cap stocks. We plan to continue to focus on attractively-valued companies that offer earnings growth potential through sales growth and profit margin expansion. In addition, we plan to seek companies that produce rising returns on capital and that return a portion of earnings to shareholders in the form of dividend payments. Companies that repurchase their own shares are also attractive candidates for the portfolio.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall or may not approach the value the advisor has placed on it.

Holdings are disclosed as of June 30, 2005, and are subject to change.

PERFORMANCE INFORMATION
Liberty Select Value Fund, Variable Series / June 30, 2005

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2005 (%)

                          (CUMULATIVE)
                             6-MONTH          1-YEAR        5-YEAR          LIFE
--------------------------------------------------------------------------------
Class A (05/30/00)                3.62         11.06          9.26          9.24
Russell Midcap
  Value Index(1)                  5.51         21.80         14.86         14.14

Inception date of share class is in parenthesis.

NET ASSET VALUE PER SHARE ($)                           12/31/04        06/30/05
--------------------------------------------------------------------------------
Class A                                                   17.66           18.30

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

PERFORMANCE NUMBERS REFLECT ALL FUND EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNTS. IF PERFORMANCE INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, IT WOULD BE LOWER.

[CHART]

VALUE OF A $10,000 INVESTMENT, 05/30/00 - 06/30/05

                  CLASS A SHARES       RUSSELL MIDCAP VALUE INDEX
 5/30/2000            $   10,000                       $   10,000
 5/31/2000            $   10,200                       $   10,183
 6/30/2000            $   10,066                       $    9,803
 7/31/2000            $   10,333                       $   10,033
 8/31/2000            $   11,184                       $   10,648
 9/30/2000            $   10,983                       $   10,750
10/31/2000            $   11,034                       $   10,954
11/30/2000            $   10,309                       $   10,812
12/31/2000            $   11,139                       $   11,765
 1/31/2001            $   11,551                       $   11,723
 2/28/2001            $   11,206                       $   11,674
 3/31/2001            $   10,961                       $   11,350
 4/30/2001            $   11,769                       $   11,975
 5/31/2001            $   12,106                       $   12,315
 6/30/2001            $   11,870                       $   12,151
 7/31/2001            $   11,971                       $   12,102
 8/31/2001            $   11,676                       $   11,881
 9/30/2001            $   10,238                       $   10,747
10/31/2001            $   10,439                       $   10,804
11/30/2001            $   11,070                       $   11,561
12/31/2001            $   11,533                       $   12,040
 1/31/2002            $   11,626                       $   12,162
 2/28/2002            $   11,828                       $   12,359
 3/31/2002            $   12,377                       $   12,991
 4/30/2002            $   12,411                       $   12,981
 5/31/2002            $   12,444                       $   12,962
 6/30/2002            $   11,760                       $   12,384
 7/31/2002            $   10,923                       $   11,171
 8/31/2002            $   11,000                       $   11,301
 9/30/2002            $    9,835                       $   10,160
10/31/2002            $   10,038                       $   10,483
11/30/2002            $   10,620                       $   11,143
12/31/2002            $   10,256                       $   10,878
 1/31/2003            $    9,993                       $   10,577
 2/28/2003            $    9,764                       $   10,401
 3/31/2003            $    9,748                       $   10,436
 4/30/2003            $   10,366                       $   11,230
 5/31/2003            $   10,957                       $   12,218
 6/30/2003            $   11,033                       $   12,303
 7/31/2003            $   11,363                       $   12,686
 8/31/2003            $   11,727                       $   13,136
 9/30/2003            $   11,506                       $   13,034
10/31/2003            $   12,284                       $   13,991
11/30/2003            $   12,554                       $   14,396
12/31/2003            $   13,084                       $   15,018
 1/31/2004            $   13,322                       $   15,415
 2/29/2004            $   13,746                       $   15,795
 3/31/2004            $   13,754                       $   15,821
 4/30/2004            $   13,483                       $   15,151
 5/31/2004            $   13,704                       $   15,539
 6/30/2004            $   14,111                       $   16,094
 7/31/2004            $   13,492                       $   15,658
 8/31/2004            $   13,415                       $   15,910
 9/30/2004            $   13,788                       $   16,373
10/31/2004            $   13,873                       $   16,751
11/30/2004            $   14,679                       $   17,884
12/31/2004            $   15,123                       $   18,577
 1/31/2005            $   14,840                       $   18,145
 2/28/2005            $   15,380                       $   18,778
 3/31/2005            $   15,277                       $   18,722
 4/30/2005            $   14,738                       $   18,227
 5/31/2005            $   15,234                       $   18,980
 6/30/2005            $   15,676                       $   19,602

The graph compares the results of a hypothetical $10,000 investment in the fund with the index. The Index is unmanaged and returns for the index and the fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Investment earnings, if any, are income tax-deferred until distribution, at which time taxes will become due.

Total return performance includes changes in share price and reinvestment of all distributions. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

(1)  Index performance for the life of the fund is from May 30, 2000.

UNDERSTANDING YOUR EXPENSES
Liberty Select Value Fund, Variable Series / June 30, 2005

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the reporting period. The information in the following table is based on an initial investment of $1,000.00 which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and includes the actual expense ratio. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

                             ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE        EXPENSES PAID         FUND'S ANNUALIZED
01/01/05 - 06/30/05       BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)    DURING THE PERIOD ($)    EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------------
                             ACTUAL    HYPOTHETICAL      ACTUAL    HYPOTHETICAL    ACTUAL  HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------------
 Class A                    1,000.00     1,000.00       1,036.20     1,020.48       4.39       4.36              0.87

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

INVESTMENT PORTFOLIO
Liberty Select Value Fund, Variable Series / June 30, 2005 (Unaudited)

                                                                      SHARES        VALUE
                                                                   ------------  ------------
COMMON STOCKS--97.9%
CONSUMER DISCRETIONARY--9.4%
AUTO COMPONENTS--1.3%
BorgWarner, Inc.                                                          4,200  $    225,414
Johnson Controls, Inc.                                                    5,700       321,081
                                                                                 ------------
                                                                                      546,495
                                                                                 ------------
HOTELS, RESTAURANTS & LEISURE--1.9%
Brinker International, Inc. (a)                                           8,300       332,415
Harrah's Entertainment, Inc.                                              5,500       396,385
Outback Steakhouse, Inc.                                                  2,400       108,576
                                                                                 ------------
                                                                                      837,376
                                                                                 ------------
MEDIA--0.7%
Dow Jones & Co., Inc.                                                     1,819        64,483
Knight-Ridder, Inc.                                                       2,279       139,794
New York Times Co., Class A                                               2,864        89,214
                                                                                 ------------
                                                                                      293,491
                                                                                 ------------
MULTILINE RETAIL--3.4%
Dollar General Corp.                                                     14,500       295,220
Federated Department Stores, Inc.                                         6,800       498,304
J.C. Penney Co., Inc.                                                     6,200       325,996
May Department Stores Co.                                                 8,200       329,312
                                                                                 ------------
                                                                                    1,448,832
                                                                                 ------------
SPECIALTY RETAIL--1.6%
OfficeMax, Inc.                                                           8,500       253,045
TJX Companies, Inc.                                                      17,200       418,820
                                                                                 ------------
                                                                                      671,865
                                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS--0.5%
Reebok International Ltd.                                                 4,900       204,967
                                                                                 ------------

CONSUMER STAPLES--5.0%
BEVERAGES--0.8%
Pepsi Bottling Group, Inc.                                               12,000       343,320
                                                                                 ------------
FOOD & STAPLES RETAILING--1.5%
Kroger Co. (a)                                                           17,300       329,219
SUPERVALU, Inc.                                                           9,800       319,578
                                                                                 ------------
                                                                                      648,797
                                                                                 ------------
FOOD PRODUCTS--1.7%
Dean Foods Co. (a)                                                       12,200       429,928
TreeHouse Foods, Inc. (a)                                                 2,440        69,565
Tyson Foods, Inc., Class A                                               12,300       218,940
                                                                                 ------------
                                                                                      718,433
                                                                                 ------------
TOBACCO--1.0%
UST, Inc.                                                                 8,900       406,374
                                                                                 ------------

ENERGY--9.4%
ENERGY EQUIPMENT & SERVICES--4.5%
BJ Services Co.                                                           4,800       251,904
National-Oilwell Varco, Inc. (a)                                          6,300       299,502
Noble Corp.                                                               6,700       412,117
Technip SA, ADR                                                           6,000       279,600
Transocean, Inc. (a)                                                      7,650       412,871
Weatherford International Ltd. (a)                                        4,400       255,112
                                                                                 ------------
                                                                                    1,911,106
                                                                                 ------------
OIL, GAS & CONSUMABLE FUELS--4.9%
Amerada Hess Corp.                                                        4,900  $    521,899
Ashland, Inc.                                                             5,000       359,350
EOG Resources, Inc.                                                       3,800       215,840
Murphy Oil Corp.                                                          2,400       125,352
Williams Companies, Inc.                                                 18,400       349,600
XTO Energy, Inc.                                                         14,788       502,644
                                                                                 ------------
                                                                                    2,074,685
                                                                                 ------------

FINANCIALS--24.4%
CAPITAL MARKETS--2.4%
Bear Stearns Companies, Inc.                                              4,200       436,548
Janus Capital Group, Inc.                                                25,800       388,032
Lehman Brothers Holdings, Inc.                                            2,200       218,416
                                                                                 ------------
                                                                                    1,042,996
                                                                                 ------------
COMMERCIAL BANKS--5.2%
City National Corp.                                                       4,500       322,695
Cullen/Frost Bankers, Inc.                                                7,200       343,080
Marshall & Ilsley Corp.                                                  10,700       475,615
North Fork Bancorporation, Inc.                                          11,639       326,939
TD Banknorth, Inc.                                                        6,272       186,906
UnionBanCal Corp.                                                         4,900       327,908
Zions Bancorporation                                                      2,900       213,237
                                                                                 ------------
                                                                                    2,196,380
                                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES--0.8%
CIT Group, Inc.                                                           8,200       352,354
                                                                                 ------------
INSURANCE--7.7%
Ace Ltd.                                                                  6,700       300,495
Ambac Financial Group, Inc.                                               6,450       449,952
Cincinnati Financial Corp.                                                5,843       231,149
Endurance Specialty Holdings Ltd.                                         9,400       355,508
Genworth Financial, Inc., Class A                                         7,900       238,817
Hartford Financial Services
  Group, Inc.                                                             4,800       358,944
Lincoln National Corp.                                                    6,800       319,056
Loews Corp.                                                               5,500       426,250
Nationwide Financial Services, Inc.,
  Class A                                                                 7,400       280,756
Old Republic International Corp.                                         12,800       323,712
                                                                                 ------------
                                                                                    3,284,639
                                                                                 ------------
REAL ESTATE--3.5%
Archstone-Smith Trust, REIT                                               6,100       235,582
Boston Properties, Inc., REIT                                             3,100       217,000
Equity Office Properties Trust, REIT                                     10,600       350,860
Host Marriott Corp., REIT                                                27,200       476,000
ProLogis Trust, REIT                                                      4,954       199,349
                                                                                 ------------
                                                                                    1,478,791
                                                                                 ------------
THRIFTS & MORTGAGE FINANCE--4.8%
Golden West Financial Corp.                                              10,000       643,800
PMI Group, Inc.                                                          11,400       444,372
Sovereign Bancorp, Inc.                                                  23,700       529,458
Webster Financial Corp.                                                   9,100       424,879
                                                                                 ------------
                                                                                    2,042,509
                                                                                 ------------

                 See Accompanying Notes to Financial Statements.

                                                                      SHARES        VALUE
                                                                   ------------  ------------
HEALTH CARE--5.9%
HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
Millipore Corp. (a)                                                       6,900  $    391,437
Varian, Inc. (a)                                                          6,700       253,193
                                                                                 ------------
                                                                                      644,630
                                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES--3.4%
CIGNA Corp.                                                               3,000       321,090
Community Health Systems, Inc. (a)                                        7,100       268,309
HCA, Inc.                                                                 6,800       385,356
Medco Health Solutions, Inc. (a)                                          4,100       218,776
WellPoint, Inc. (a)                                                       3,400       236,776
                                                                                 ------------
                                                                                    1,430,307
                                                                                 ------------
PHARMACEUTICALS--1.0%
IVAX Corp. (a)                                                           11,000       236,500
Shire Pharmaceuticals Group
  PLC, ADR                                                                6,500       213,200
                                                                                 ------------
                                                                                      449,700
                                                                                 ------------

INDUSTRIALS--12.6%
AEROSPACE & DEFENSE--1.7%
Goodrich Corp.                                                           10,000       409,600
Northrop Grumman Corp.                                                    6,000       331,500
                                                                                 ------------
                                                                                      741,100
                                                                                 ------------
BUILDING PRODUCTS--0.7%
American Standard Companies, Inc.                                         7,100       297,632
                                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES--2.4%
Avery Dennison Corp.                                                      5,300       280,688
Brink's Co.                                                               1,711        61,596
Manpower, Inc.                                                            5,000       198,900
Pitney Bowes, Inc.                                                        4,900       213,395
Waste Management, Inc.                                                   10,500       297,570
                                                                                 ------------
                                                                                    1,052,149
                                                                                 ------------
CONSTRUCTION & ENGINEERING--0.7%
Fluor Corp.                                                               3,800       218,842
Jacobs Engineering Group, Inc. (a)                                        1,285        72,294
                                                                                 ------------
                                                                                      291,136
                                                                                 ------------
ELECTRICAL EQUIPMENT--1.2%
AMETEK, Inc.                                                              8,000       334,800
Hubbell, Inc., Class B                                                    3,900       171,990
                                                                                 ------------
                                                                                      506,790
                                                                                 ------------
MACHINERY--3.7%
AGCO Corp. (a)                                                           11,400       217,968
Dover Corp.                                                               5,800       211,004
Eaton Corp.                                                               3,500       209,650
Ingersoll-Rand Co., Class A                                               5,200       371,020
Kennametal, Inc.                                                          5,300       243,005
Parker Hannifin Corp.                                                     5,200       322,452
                                                                                 ------------
                                                                                    1,575,099
                                                                                 ------------
ROAD & RAIL--1.7%
Burlington Northern Santa Fe Corp.                                        7,900       371,932
Norfolk Southern Corp.                                                   11,000       340,560
                                                                                 ------------
                                                                                      712,492
                                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
United Rentals, Inc. (a)                                                 10,300  $    208,163
                                                                                 ------------

INFORMATION TECHNOLOGY--8.0%
COMMUNICATIONS EQUIPMENT--1.0%
Andrew Corp. (a)                                                         31,900       407,044
                                                                                 ------------
COMPUTERS & PERIPHERALS--0.3%
ATI Technologies, Inc. (a)                                               10,800       127,980
                                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--5.4%
Agilent Technologies, Inc. (a)                                            9,100       209,482
Amphenol Corp., Class A                                                   9,900       397,683
Arrow Electronics, Inc. (a)                                              13,200       358,512
AVX Corp.                                                                13,600       164,832
Flextronics International Ltd. (a)                                       16,100       212,681
Ingram Micro, Inc., Class A (a)                                           8,100       126,846
Littelfuse, Inc. (a)                                                     10,000       278,500
Mettler-Toledo International, Inc. (a)                                    7,000       326,060
Tektronix, Inc.                                                           9,500       221,065
                                                                                 ------------
                                                                                    2,295,661
                                                                                 ------------
IT SERVICES--0.5%
Affiliated Computer Services, Inc.,
  Class A (a)                                                             4,300       219,730
                                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT--0.1%
MEMC Electronic Materials, Inc. (a)                                       2,700        42,579
                                                                                 ------------
SOFTWARE--0.7%
Activision, Inc. (a)                                                      6,300       104,076
Cadence Design Systems, Inc. (a)                                          7,500       102,450
Electronic Arts, Inc. (a)                                                 2,000       113,220
                                                                                 ------------
                                                                                      319,746
                                                                                 ------------

MATERIALS--10.4%
CHEMICALS--6.5%
Agrium, Inc.                                                             15,400       301,994
Air Products & Chemicals, Inc.                                            6,800       410,040
Celanese Corp., Series A (a)                                             11,300       179,557
Eastman Chemical Co.                                                      3,600       198,540
Engelhard Corp.                                                           7,300       208,415
Lubrizol Corp.                                                            9,100       382,291
Nalco Holding Co. (a)                                                    14,600       286,598
PPG Industries, Inc.                                                      6,100       382,836
Rohm and Haas Co.                                                         8,800       407,792
                                                                                 ------------
                                                                                    2,758,063
                                                                                 ------------
CONSTRUCTION MATERIALS--0.9%
Martin Marietta Materials, Inc.                                           5,800       400,896
                                                                                 ------------
CONTAINERS & PACKAGING--1.1%
Bemis Co., Inc.                                                           9,600       254,784
Crown Holdings, Inc. (a)                                                 13,800       196,374
                                                                                 ------------
                                                                                      451,158
                                                                                 ------------
METALS & MINING--0.5%
Freeport-McMoRan Copper & Gold,
  Inc., Class B                                                           5,600       209,664
                                                                                 ------------

                 See Accompanying Notes to Financial Statements.

                                                                      SHARES        VALUE
                                                                   ------------  ------------
PAPER & FOREST PRODUCTS--1.4%
Georgia-Pacific Corp.                                                    12,400  $    394,320
MeadWestvaco Corp.                                                        7,534       211,253
                                                                                 ------------
                                                                                      605,573
                                                                                 ------------

TELECOMMUNICATION SERVICES--1.6%
WIRELESS TELECOMMUNICATION SERVICES--1.6%
Telephone & Data Systems, Inc.--
  Special Shares                                                          8,500       325,890
Telephone & Data Systems, Inc.                                            8,500       346,885
                                                                                 ------------
                                                                                      672,775
                                                                                 ------------

UTILITIES--11.2%
ELECTRIC UTILITIES--7.2%
Edison International                                                     10,500       425,775
Entergy Corp.                                                             9,000       679,950
Exelon Corp.                                                             11,800       605,694
FPL Group, Inc.                                                           5,300       222,918
PG&E Corp.                                                               15,300       574,362
PPL Corp. (a)                                                             5,700       338,466
Reliant Energy, Inc. (a)                                                 17,500       216,650
                                                                                 ------------
                                                                                    3,063,815
                                                                                 ------------
GAS UTILITIES--0.5%
AGL Resources, Inc.                                                       5,900       228,035
                                                                                 ------------
INDEPENDENT POWER PRODUCERS &
  ENERGY TRADERS--2.2%
AES Corp. (a)                                                            14,400       235,872
Constellation Energy Group                                               12,100       698,049
                                                                                 ------------
                                                                                      933,921
                                                                                 ------------
MULTI-UTILITIES--1.3%
Energy East Corp.                                                        11,300       327,474
Sempra Energy                                                             5,400       223,074
                                                                                 ------------
                                                                                      550,548
                                                                                 ------------
TOTAL COMMON STOCKS
  (cost of $33,335,820)                                                            41,699,796
                                                                                 ------------

                                                                        PAR
                                                                   ------------
CONVERTIBLE BOND--0.4%
COMMUNICATIONS--0.4%
TELECOMMUNICATIONS--0.4%
Lucent Technologies, Inc., Series B
  2.750% 06/15/25                                                  $    153,600       177,552
                                                                                 ------------
TOTAL CONVERTIBLE BOND
  (cost of $175,599)                                                                  177,552
                                                                                 ------------

                                                                      SHARES        VALUE
                                                                   ------------  ------------
CONVERTIBLE PREFERRED STOCK--0.1%
BASIC MATERIALS--0.1%
CHEMICALS--0.1%
Celanese Corp.                                                            1,600  $     39,200
                                                                                 ------------
TOTAL CONVERTIBLE PREFERRED STOCK
  (cost of $40,000)                                                                    39,200
                                                                                 ------------

                                                                        PAR
                                                                   ------------
SHORT-TERM OBLIGATION--1.8%
Repurchase agreement with State
  Street Bank & Trust Co.,
  dated 06/30/05, due 07/01/05
  at 2.700%, collateralized by a U.S.
  Treasury Bond maturing 05/15/17,
  market value of $778,950
  (repurchase proceeds $757,057)                                   $    757,000       757,000
                                                                                 ------------
TOTAL SHORT-TERM OBLIGATION
  (cost of $757,000)                                                                  757,000
                                                                                 ------------
TOTAL INVESTMENTS--100.2%
  (cost of $34,308,419) (b)                                                        42,673,548
                                                                                 ------------
OTHER ASSETS & LIABILITIES, NET--(0.2)%                                               (90,506)
                                                                                 ------------
NET ASSETS--100.0%                                                               $ 42,583,042
                                                                                 ============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $34,309,259.

At June 30,2004, the Fund held investments in the following sectors:

SECTOR                                      % OF NET ASSETS
------                                      ---------------
Financials                                        24.4%
Industrials                                       12.6
Utilities                                         11.2
Materials                                         10.5
Consumer Discretionary                             9.4
Energy                                             9.4
Information Technology                             8.0
Health Care                                        5.9
Consumer Staples                                   5.0
Telecommunication Services                         2.0
Short-Term Obligation                              1.8
Other Assets & Liabilities, Net                   (0.2)
                                                 -----
                                                 100.0%
                                                 =====

            ACRONYM              NAME
            -------              ----
             ADR       American Depositary Receipt
             REIT      Real Estate Investment Trust

                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Select Value Fund, Variable Series / June 30, 2005 (Unaudited)

ASSETS:
Investments, at cost                                                    $    34,308,419
                                                                        ---------------
Investments, at value                                                   $    42,673,548
Cash                                                                            176,297
Receivable for:
  Investments sold                                                              760,266
  Fund shares sold                                                                  139
  Interest                                                                          245
  Dividends                                                                      49,121
  Foreign tax reclaim                                                                21
Expense reimbursement due from Distributor                                        1,805
Deferred Trustees' compensation plan                                              3,648
                                                                        ---------------
    TOTAL ASSETS                                                             43,665,090
                                                                        ---------------
LIABILITIES:
Payable for:
  Investments purchased                                                         937,834
  Fund shares repurchased                                                        97,752
  Investment advisory fee                                                        23,950
  Transfer agent fee                                                                748
  Pricing and bookkeeping fees                                                    1,027
  Trustees' fees                                                                    544
  Audit fee                                                                       7,276
  Distribution fee--Class B                                                       8,536
Deferred Trustees' fees                                                           3,648
Other liabilities                                                                   733
                                                                        ---------------
    TOTAL LIABILITIES                                                         1,082,048
                                                                        ---------------
NET ASSETS                                                              $    42,583,042
                                                                        ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                         $    30,298,891
Undistributed net investment income                                              96,392
Accumulated net realized gain                                                 3,822,610
Net unrealized appreciation on:
  Investments                                                                 8,365,129
  Foreign currency translations                                                      20
                                                                        ---------------
NET ASSETS                                                              $    42,583,042
                                                                        ===============
CLASS A:
Net assets                                                              $     1,821,952
Shares outstanding                                                               99,582
                                                                        ===============
Net asset value per share                                               $         18.30
                                                                        ===============
CLASS B:
Net assets                                                              $    40,761,090
Shares outstanding                                                            2,233,479
                                                                        ===============
Net asset value per share                                               $         18.25
                                                                        ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Select Value Fund, Variable Series
For the Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                              $       315,982
Interest                                                                                        11,352
                                                                                       ---------------
  Total Investment Income (net of foreign taxes withheld of $963)                              327,334
                                                                                       ---------------
EXPENSES:
Investment advisory fee                                                                        146,564
Distribution fee--Class B                                                                       50,267
Transfer agent fee                                                                               3,873
Pricing and bookkeeping fees                                                                     5,840
Trustees' fees                                                                                   3,721
Custody fee                                                                                      3,725
Non-recurring costs (See Note 6)                                                                   517
Other expenses                                                                                  18,332
                                                                                       ---------------
  Total Expenses                                                                               232,839
Fees reimbursed by the Distributor--Class B                                                     (3,889)
Non-recurring costs assumed by Investment Advisor (See Note 6)                                    (517)
Custody earnings credit                                                                           (132)
                                                                                       ---------------
  Net Expenses                                                                                 228,301
                                                                                       ---------------
Net Investment Income                                                                           99,033
                                                                                       ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
  Investments                                                                                3,899,984
  Foreign currency transactions                                                                    (37)
                                                                                       ---------------
    Net realized gain                                                                        3,899,947
                                                                                       ---------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                                               (2,559,900)
  Foreign currency translations                                                                     20
                                                                                       ---------------
    Net change in unrealized appreciation (depreciation)                                    (2,559,880)
                                                                                       ---------------
Net Gain                                                                                     1,340,067
                                                                                       ---------------
Net Increase in Net Assets from Operations                                             $     1,439,100
                                                                                       ===============

                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Select Value Fund, Variable Series

                                                                                              (UNAUDITED)
                                                                                              SIX MONTHS
                                                                                                 ENDED           YEAR ENDED
                                                                                                JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                               2005              2004
----------------------------------                                                          ---------------   ---------------
OPERATIONS:
Net investment income                                                                       $        99,033   $        93,250
Net realized gain on investments                                                                  3,899,947           895,509
Net change in unrealized appreciation (depreciation) on investments                              (2,559,880)        4,793,118
                                                                                            ---------------   ---------------
      Net Increase from Operations                                                                1,439,100         5,781,877
                                                                                            ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A                                                                                                --            (7,134)
  Class B                                                                                                --          (107,354)
From net realized gains:
  Class A                                                                                                --            (7,660)
  Class B                                                                                                --          (196,158)
                                                                                            ---------------   ---------------
      Total Distributions Declared to Shareholders                                                       --          (318,306)
                                                                                            ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                                                     253,098           321,105
  Distributions reinvested                                                                               --            14,794
  Redemptions                                                                                      (102,282)         (337,200)
                                                                                            ---------------   ---------------
      Net Increase (Decrease)                                                                       150,816            (1,301)
                                                                                            ---------------   ---------------
Class B:
  Subscriptions                                                                                   1,201,984         3,272,086
  Distributions reinvested                                                                               --           303,512
  Redemptions                                                                                    (2,945,670)       (4,501,454)
                                                                                            ---------------   ---------------
      Net Decrease                                                                               (1,743,686)         (925,856)
                                                                                            ---------------   ---------------
Net Decrease from Share Transactions                                                             (1,592,870)         (927,157)
                                                                                            ---------------   ---------------
Total Increase (Decrease) in Net Assets                                                            (153,770)        4,536,414
NET ASSETS:
Beginning of period                                                                              42,736,812        38,200,398
                                                                                            ---------------   ---------------
End of period (including undistributed (overdistributed) net investment income of
  $96,392 and $(2,641), respectively)                                                       $    42,583,042   $    42,736,812
                                                                                            ===============   ===============
CHANGES IN SHARES:
Class A:
  Subscriptions                                                                                      14,063            19,659
  Issued for distributions reinvested                                                                    --               837
  Redemptions                                                                                        (5,754)          (21,172)
                                                                                            ---------------   ---------------
      Net Increase (Decrease)                                                                         8,309              (676)
                                                                                            ---------------   ---------------
Class B:
  Subscriptions                                                                                      68,225           203,481
  Issued for distributions reinvested                                                                    --            17,196
  Redemptions                                                                                      (166,443)         (276,030)
                                                                                            ---------------   ---------------
      Net Decrease                                                                                  (98,218)          (55,353)
                                                                                            ---------------   ---------------

                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Select Value Fund, Variable Series / June 30, 2005 (Unaudited)

NOTE 1. ORGANIZATION

Liberty Select Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                                      DECEMBER 31,
                                                          2004
                                                      ------------
Distributions paid from:
   Ordinary income                                    $    119,464
   Long-term capital gains                                 198,842

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                            $  9,176,291
   Unrealized depreciation                                (812,002)
                                                      ------------
     Net unrealized appreciation                      $  8,364,289
                                                      ============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   INVESTMENT ADVISORY FEE--Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                               0.70%
$500 million to $1 billion                       0.65%
Over $1 billion                                  0.60%

For the six months ended June 30, 2005, the Fund's annualized effective investment advisory fee rate was 0.70%.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended June 30, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.028%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2005, the Fund's annualized effective transfer agent fee rate was 0.02%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2005, the Fund paid $771 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $14,883,152 and $16,420,592, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, can not currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the six months ended June 30, 2005, Columbia has assumed $517 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Liberty Select Value Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                           (UNAUDITED)
                                           SIX MONTHS                                                           PERIOD
                                              ENDED                    YEAR ENDED DECEMBER 31,                   ENDED
                                            JUNE 30,         --------------------------------------------     DECEMBER 31,
                                              2005             2004        2003        2002        2001         2000 (a)
                                           -----------       --------    --------    --------    --------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD       $     17.66       $  15.42    $  12.12    $  13.66    $  13.24     $      12.00
                                           -----------       --------    --------    --------    --------     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                         0.06           0.08        0.05        0.03        0.05             0.09
Net realized and unrealized gain (loss)
  on investments                                  0.58           2.32        3.30       (1.54)       0.42             1.28
                                           -----------       --------    --------    --------    --------     ------------
    Total from Investment Operations              0.64           2.40        3.35       (1.51)       0.47             1.37
                                           -----------       --------    --------    --------    --------     ------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income                          --          (0.08)      (0.05)      (0.03)      (0.03)           (0.07)
From net realized gains                             --          (0.08)         --          --       (0.02)              --(c)
Return of capital                                   --             --          --          --          --            (0.06)
                                           -----------       --------    --------    --------    --------     ------------
    Total Distributions Declared to
      Shareholders                                  --          (0.16)      (0.05)      (0.03)      (0.05)           (0.13)
                                           -----------       --------    --------    --------    --------     ------------
NET ASSET VALUE, END OF PERIOD             $     18.30       $  17.66    $  15.42    $  12.12    $  13.66     $      13.24
                                           ===========       ========    ========    ========    ========     ============
Total return (d)(e)                               3.62%(f)      15.59%      27.61%     (11.07)%      3.55%(g)        11.38%(f)(g)
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Expenses (h)                                      0.87%(i)       0.86%       0.95%       0.93%       1.10%            1.10%(i)
Net investment income (h)                         0.70%(i)       0.47%       0.35%       0.26%       0.34%            1.13%(i)
Waiver/reimbursement                                --             --          --          --        0.48%            1.31%(i)
Portfolio turnover rate                             36%(f)         17%         12%         21%         15%              26%(f)
Net assets, end of period (000's)          $     1,822       $  1,612    $  1,418    $    632    $    115     $        111

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

LIBERTY VARIABLE INVESTMENT TRUST

INVESTMENT MANAGER AND ADMINISTRATOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston, MA 02110

TRANSFER AGENT
Columbia Funds Services, Inc.
PO Box 8081
Boston, MA 02266-8081

IMPORTANT INFORMATION

A description of the funds' proxy voting policies and procedures is available
(i) on the funds' website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

 (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

 (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                    Liberty Variable Investment Trust
            ---------------------------------------------------------------


By (Signature and Title)        /S/ Christopher L. Wilson
                        ---------------------------------------------------
                                Christopher L. Wilson, President


Date                            August 29, 2005
    -----------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)        /S/ Christopher L. Wilson
                        ---------------------------------------------------
                                Christopher L. Wilson, President


Date                            August 29, 2005
    -----------------------------------------------------------------------


By (Signature and Title)        /S/ J. Kevin Connaughton
                        ---------------------------------------------------
                                J. Kevin Connaughton, Treasurer


Date                            August 29, 2005
    -----------------------------------------------------------------------